UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07454

Pacific Capital Funds

(Exact name of registrant as specified in charter)

3435 Stelzer Rd

Columbus, OH 43219

(Address of principal executive offices) (Zip code)

Citi Fund Services

3435 Stelzer Road

Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 614-470-8000

Date of fiscal year end:

7/31

Date of reporting period:

7/31/09

Item 1. Reports to Stockholders.

PACIFIC CAPITAL
FUNDS

Annual Report

As of July 31, 2009

MUTUAL FUNDS: ARE NOT FDIC INSURED ◆ HAVE NO BANK GUARANTEE ◆ MAY LOSE VALUE

Letter to Shareholders

Fund Performance Review

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Schedules of Portfolio Investments

Notes to Financial Statements

Financial Highlights

Report of Independent Registered Public Accounting Firm

Additional Tax Information

Trustees and Officers

Additional Information

Dear Shareholders:

Thank you for investing with Pacific Capital Funds. We value the trust you place in us, and we seek to provide world-class investment management to help you meet your financial goals.

Pacific Capital Funds draw upon the investment expertise of the Asset Management Group of Bank of Hawaii (AMG), which has approximately $3.5 billion in mutual fund assets under management. AMG has partnered with a select list of sub-advisors to provide Pacific Capital Funds’ shareholders with greater investment opportunities, broader diversification and access to an elite group of institutional money managers:

•

Chicago Equity Partners, LLC, which specializes in domestic equity markets, serves as Sub-Adviser to the Pacific Capital Mid-Cap Fund, Pacific Capital Growth Stock Fund, Pacific Capital Growth and Income Fund and Pacific Capital Value Fund.

•	First State Investments International, Limited, a specialist in single-country, regional and sector-specific investments, serves as Sub-Adviser to the Pacific Capital New Asia Growth Fund.

•	Hansberger Global Investors, Inc., a specialist in international equity investments, serves as Sub-Adviser to the Pacific Capital International Stock Fund.

•

Nicholas-Applegate Capital Management, which specializes in global, international and domestic equity and special strategy management acts as one of three Sub-Advisers to the Pacific Capital Small Cap Fund, managing the U.S. systematic small cap core portion of the portfolio.

•

Wellington Management Company, LLP, one of the largest independent investment management firms in the world with more than $550 billion in assets, also serves as a Sub-Adviser to the Pacific Capital Small Cap Fund, managing the small cap growth portion of the portfolio.

•	Mellon Capital Management Corporation, with more than $200 billion in assets, manages the small cap value portion of the portfolio as the third Sub-Adviser for the Pacific Capital Small Cap Fund.

Annual Review

The 12-month period between August 2008 and July 2009 coincided with one of the most difficult economic and market environments in U.S. history. A recession that began in December 2007 deepened, exacerbated by a widening credit crisis and accelerated by the failure of several large financial institutions. Spending by consumers and corporations fell, resulting in economic contraction and rising unemployment. The declining economic environment and the prospect of further failures in the financial markets caused investors to shun securities they perceived to be risky, and instead to seek safety in bonds backed by the U.S. government.

The federal government attempted to repair the damaged financial system through several measures, including a dramatic lowering of the Federal Reserve’s target short-term interest rate, the federal funds rate, from 2% to a range between 0% and 0.25%. In addition, a government stimulus package enacted in February aimed to pump money into the economy through a mixture of tax credits and new spending on infrastructure, health care and other items. Government intervention also helped prop up mortgage lenders such as Fannie Mae and Freddie Mac, as well as damaged financial firms such as insurance company AIG.

Meanwhile, investors spooked by companies’ shaky balance sheets and difficult outlooks avoided corporate securities, including stocks and corporate bonds. The financial crisis even affected the normally stable money markets, forcing one prominent money market fund to “break the buck”—that is, to guarantee investors less than one dollar per fund share. That uncertainty in the markets led investors to retreat to Treasury securities, which offered the safety of backing by the U.S. government. The rapid influx of investment money into Treasury securities pushed down the bonds’ yields, to the extent that at one point three-month Treasury bills briefly offered negative yields.

The efforts by the federal government to resuscitate the financial system appeared to take hold in the early part of 2009. The credit markets began to thaw, opening up much-needed funding for corporations and consumers. Gross domestic product1 fell precipitously in the fourth quarter of 2008 and the first quarter of 2009, but declined only modestly in the second quarter. Investors, gaining confidence that the worst of the economic and financial downturn had passed, moved beyond the shelter of U.S. government bonds and back into higher-risk areas of the market, including equities and high-yield and corporate bonds.

The financial markets continued to improve as the period wore on. The housing market appeared to stabilize, while investors’ fear of credit risk dissipated. By the end of the 12-month period, corporate earnings were exceeding expectations and investors continued to seek higher-risk securities that offered greater return potential.

Investors return to equities

Stocks across all sectors and investment styles fell sharply early in the period. But investors re-entered the equity market in the early part of 2009, sparking a significant rally that has continued through the end of the period. During the 12-month period, the S&P 5002 fell -19.96%, while small-cap stocks as measured by the Russell 20002 fell -20.72%. The MSCI EAFE Index2 of foreign stocks in 21 developed countries lost -22.60%.

[1]	The Gross Domestic Product (“GDP”) is the measure of the market value of the goods and services produced by labor and property in the United States
[2]

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Standard & Poor’s 500 Index (“S&P 500”) is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is considered a measure of the U.S. stock market as a whole. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232, or visit the Funds’ website at pacificcapitalfunds.com.

The credit crisis and recession led to the collapse or sale of Wall Street firms such as Lehman Brothers and Merrill Lynch, while the balance sheets of many companies suffered tremendously. Defensive stocks, such as shares of consumer staples firms, held up best early in the period. Economically cyclical sectors such as consumer discretionary, energy, materials, industrials and information technology suffered during the first months of this fiscal year, but gained back some of those losses later in the period.

Mid-cap stocks led both small- and large-cap stocks in 2009, though large-cap stocks were the top performers for the 12-month period as equity investors earlier in the period sought shares of large and relatively stable firms with strong balance sheets. Small-cap stocks posted significant early losses due in part to their reliance on the credit markets, which were virtually frozen in late 2008. Small caps surged during the market’s rebound, however.

Outside of the U.S., emerging markets performed very poorly early in the period. However, emerging markets—particularly the BRIC countries of Brazil, Russia, India and China—rebounded earlier than domestic equities and rallied strongly through the end of the period. These countries experienced relatively strong economic growth during a period where much of the developed world’s economies were shrinking.

Bond investors seek higher yields

Treasury bonds led the fixed-income markets in 2008. Investors abandoned those securities that carried even a hint of risk in favor of the safety and liquidity of Treasuries. As a result, corporate, agency, mortgage-backed and municipal bonds all underperformed Treasuries early in the period.

Spreads between yields on Treasuries and other types of fixed-income securities widened to historic levels during 2008. Investors in 2009 sought yield by moving out of Treasuries and into other sectors of the fixed-income markets.

Lower-quality bonds significantly underperformed Treasuries early in the period, but then posted very strong gains. High-yield bonds and municipal bonds were the strongest performers during the last seven months of the period, and ended the fiscal year with positive performance for the 12-month period as a whole. Corporate bonds also rallied after a slow start to post positive returns for the period.

Our perspective

We are cautiously optimistic about the current economic environment. We believe we will continue to see better corporate earnings, and expect investors to be more willing to take on investment risk. We believe those factors may potentially drive better performance in both the equity and fixed-income markets.

We would like to take this opportunity to remind investors of the importance of appropriate diversification among asset classes. The markets’ turbulence during the past twelve months underscores the danger of holding all of a portfolio in one type of investment. Proper diversification, based on your particular financial goals and your time frame for reaching them, can help you achieve long-term objectives despite difficult market environments.

Thank you for your confidence in the Pacific Capital Funds. If you have any questions or would like a Fund prospectus, we encourage you to contact your registered investment professional, call Pacific Capital Funds at (800) 258-9232 or visit our website at www.pacificcapitalfunds.com.

Sincerely,

Tobias M. Martyn

Senior Executive Vice President & Chief Investment Officer

Asset Management Group of Bank of Hawaii

The foregoing information and opinions and following management discussions and analysis are for general information only. The Asset Management Group of Bank of Hawaii does not guarantee the accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering of individual or personalized investment advice.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232, or visit the Funds’ website at pacificcapitalfunds.com.
*	For additional information regarding Fund performance, please refer to the Funds’ commentary section.

NOTICE ABOUT DUPLICATE MAILINGS

In order to reduce expenses incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Pacific Capital Funds may in the future deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at 1-800-258-9232.

Investment Style

Regional, multi-cap, growth

Investment Objective

Long-term capital appreciation by investing in a broadly diversified portfolio of companies located in Asia’s developing regions, excluding Japan. Investments are not limited to any particular size or sector.

Investment Considerations

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund’s share price is expected to be more volatile than that of a U.S.-only fund. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

•	Follow active bottom-up investment approach

•	Invest for absolute versus relative return

•	Look outside benchmark representation for fresh opportunities

•	Identify sensibly priced, high-quality companies that exhibit long-term growth potential

Investment Management

Advised by Asset Management Group of Bank of Hawaii

Sub-Advised by First State Investments International Limited (since June 29, 2006)

•	First State Investments is part of Colonial First State Global Asset Management (CFS GAM), the consolidated asset management business of the Commonwealth Bank of Australia (CBA)

•	CFS GAM’S combined investment businesses manage approximately US$111.7 billion globally

•	CFS GAM has offices in London, Edinburgh, Sydney, Hong Kong, Singapore and Jakarta

•	Specialist in single country, regional, global and sector specific investments

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2009, the Fund returned -6.91% (Class A Shares without sales charge), underforming its benchmark, the MSCI AC Far East Free Index1 (excluding Japan), which returned -6.49%.

What were the major factors in the market that influenced the Fund’s performance?

The MSCI Far East ex-Japan Index outperformed global indices for the year ended July 31, 2009. The MSCI World Index declined 21.07% and the MSCI Emerging Markets Index fell by 16.57% in U.S. dollar terms.

Asian markets were weak during the second half of 2008 and at the start of 2009 due to continuing concerns about the impact of the credit crunch, with some falling to valuation levels not seen since the 1970s. However, markets saw a recovery from March 2009 as credit conditions improved and risk appetite returned.

At the sector level, Information Technology, Utilities, Consumer Discretionary, and Financials outperformed. Information Technology benefitted as investors expected an improved outlook for demand. The Energy and Materials sectors underperformed as the price of oil and gold declined from the record highs seen in the previous period.

What helped the Fund’s performance?

Positions in the Financial sector outperformed as companies rebounded from oversold levels as credit conditions eased, in particular Kasikornbank (Thailand), Oversea-Chinese Banking Corp (Singapore), Hang Lung Group and Swire Pacific (Hong Kong).†

Information Technology stocks Infosys Technologies (India), Taiwan Semiconductor and Samsung Electronics (South Korea) all contributed positively as investors were attracted by low valuations and expectations of a demand recovery.†

What hurt the Fund’s performance?

On the negative side, several positions in Malaysia lagged. Tenaga Nasional (Utilities) underperformed on concerns that the government was not serious about state reform, Genting (Consumer Discretionary) lagged due to concerns about its corporate governance and IOI Corp (Consumer Staples) underperformed as the price of palm oil declined during the period.†

Performance was also hurt by Keppel Corp (Singapore), which declined with the oil price and Chunghwa Telecom (Taiwan), which underperformed as markets recovered due to its defensive nature.†

What major changes have occurred in the portfolio during the period covered by this report?

Over the year, we added to our positions in the Consumer Staples sector purchasing Chinese stocks Hengan International, which offers visible long-term growth and Tingyi, a dominant producer of noodles and beverages that is increasing market share.†

In the Information Technology sector, we bought AU Optronics (Taiwan) and Lenovo Group (China) as they were trading at compelling valuations. We also purchased Telekomunikasi (Indonesia: Telecom Services) for its defensive earnings stream and good cash flow.†

We sold Hong Kong Financial stocks Wing Hang Bank on valuation concerns and Kerry Properties on the deteriorating outlook for the Hong Kong property market. E.Sun Financial Holdings (Taiwan) was sold on concerns about management strategy.†

Past performance does not guarantee future results.

[1]

The Morgan Stanley Capital International (MSCI) All Country (AC) Far East Free Index (excluding Japan) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the Far East, excluding Japan. Investors cannot invest directly in an index.

†	The composition of the Fund’s portfolio is subject to change.

In the Industrials sector, we sold Keppel Corp (Singapore) which rebounded sharply with the oil price as well as benefitting from increased optimism towards the Singapore property sector and China Merchants Holdings on worries about a further slowdown in Chinese exports. We sold Consumer Discretionary stocks Li & Fung (Hong Kong), following a period of strong performance, and Genting (Malaysia) on worries about corporate governance.†

What is your outlook for the Fund?

We continue to retain a very conservative stance seeing little upside at current valuations.

Markets are discounting a rapid return to the favourable conditions of strong global economic growth that was prevalent before the recent financial crisis.

However, they are not discounting the possibility of inflation returning because of ‘quantitative easing’.

We believe the extent and pace of the rebound since March has been astonishing and a further correction over the coming months seems likely.

Past performance does not guarantee future results.

†	The composition of the Fund’s portfolio is subject to change.

Country Weightings as of July 31, 2009 (as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmark.

Average Annual Total Returns as of July 31, 2009

	1 Year	3 Year	5 Year	10 Year
Class A Shares*	-11.78%	6.83%	13.90%	7.66%
Class B Shares**	-10.27%	7.34%	14.12%	7.65%
Class C Shares**	-8.30%	7.93%	14.25%	7.49%
Class Y Shares	-6.74%	8.99%	15.39%	8.51%
MSCI AC Far East Free Index (excluding Japan)	-6.49%	8.17%	15.19%	6.28%

Expense Ratios	Class A	Class B	Class C	Class Y
Gross	1.74%	2.34%	2.34%	1.34%
With Contractual Waivers	1.59%	2.34%	2.34%	1.34%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2008. Additional information pertaining to the Funds’ expense ratios for the year ended July 31, 2009 can be found in the financial highlights.

*	Reflects 5.25% maximum front-end sales charge.
**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The hypothetical $10,000 graph and above performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Class C Shares of the Fund commenced operations on April 30, 2004. Performance information for Class C Shares prior to April 30, 2004 is based on the performance of Class B Shares.

The performance of the Pacific Capital New Asia Growth Fund is measured against the MSCI AC Far East Free ex Japan Index, a free float-adjusted market capitalization index that is designed to measure equity market performance in the Far East, excluding Japan. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Effective May 1, 2009, the offering of the Class C Shares was suspended, and will remain in effect until further notice.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services. First State Investments International Limited is sub-adviser to the Fund and is paid a fee for its services.

Investment Style

International, multi-cap, blend

Investment Objective

Long-term capital appreciation by investing in a broadly diversified portfolio of companies domiciled outside the United States. Investments are not limited to any particular type or size of company or to any region of the world, including emerging markets countries.

Investment Considerations

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund’s share price is expected to be more volatile than that of a U.S.-only fund. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

•	Style neutral growth and value discipline

•	Disciplined bottom-up stock selection

Investment Management

Advised by Asset Management Group of Bank of Hawaii

Sub-Advised by Hansberger Global Investors, Inc. (since June 1, 2004)

•	Founded in 1994.

•	Headquartered in Ft. Lauderdale, Florida, with satellite offices in Hong Kong, Moscow, Toronto and Mumbai

•	23 investment professionals, 18 nationalities

•	$6.6 billion in assets under advisement, includes $0.8 billion in Advised Managed Accounts of other firms based on HGI models

•	HGI is an affiliated investment manager of Natixis Asset Management Group (Natixis). Natixis has an ownership position of 86%. HGI management and employees own the remaining 14%.

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2009, the Fund underperformed its benchmark, the MSCI ACWI ex US Index1. The Fund (Class A shares without sales charge) returned -22.32%, while the MSCI ACWI ex US Index returned -20.90%.

What were the major factors in the market that influenced the Fund’s performance?

Japanese stocks held within the portfolio performed worse than the MSCI Japan Index falling -23.9% compared to -16.9%. Orix Corporation (down -70.1%) and Nintendo (down -42.6%) were the major detractors to performance. Pacific ex Japan holdings also underperformed the MSCI Pacific ex Japan Index falling -25.9% compared to -14.5%. Australia’s Woodside Petroleum (down -40.0%) and Hong Kong’s Foxconn International (down -63.8%) were the main detractors in the year. Emerging Markets stocks held by the Fund performed better than the MSCI EM Index, falling -12.5% compared to -16.6%. Chinese companies Agile Property Holdings (up 63.2%) and Tencent Holdings (up 281.5%) were the main contributors to outperformance.†

Currency: Holding a different basket of currencies than the MSCI ACWI ex U.S. had a positive net effect on the relative return.†

What major changes have occurred in the portfolio during the period covered by this report?

Change in absolute weights: On an absolute basis, the largest changes in the regional weights were a -2.8% decrease to Europe and a 1.9% increase to Emerging Markets.†

From a sector perspective, the Fund’s largest absolute weighting changes were a 2.4% increase to Consumer Discretionary, a 1.8% increase to Financials, and a -1.0% decrease to Information Technology. †

Change in benchmark-relative weights: Relative to the benchmark, the Funds North American (Canada) weight increased by 0.9% and its Japan weight decreased by -0.8%.†

From a sector perspective the largest changes were a 1.5% increase to Financials, a 1.1% increase to Industrials, and a -1.2% decrease to Consumer Discretionary.†

What is your outlook for the Fund?

While the pace of economic growth has slowed dramatically, the long-term outlook for many economies—especially the Emerging Markets—is still very much alive. Maintaining a well-diversified portfolio of international companies should prove beneficial as investors return to equities and risk aversion subsides. Many of the names that will recover first are the liquid, large-cap companies that we hold in the portfolio.†

Past performance does not guarantee future results.

[1]

The Morgan Stanley Capital International (MSCI) All Country World (ACWI) ex US Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets outside the U.S. Investors cannot invest directly in an index.

†	The composition of the Fund’s portfolio is subject to change.

Country Weightings as of July 31, 2009 (as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmark.

Average Annual Total Returns as of July 31, 2009

	1 Year	3 Year	5 Year	10 Year
Class A Shares*	-26.37%	-5.34%	4.57%	0.01%
Class B Shares**	-25.09%	-4.99%	4.78%	-0.01%
Class C Shares**	-23.48%	-4.39%	4.89%	-0.17%
Class Y Shares	-22.21%	-3.44%	5.95%	0.82%
MSCI ACWI ex US Index	-20.90%	-2.68%	7.57%	3.66%

Expense Ratios	Class A	Class B	Class C	Class Y
Gross	1.60%	2.20%	2.20%	1.20%
With Contractual Waivers	1.45%	2.20%	2.20%	1.20%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2008. Additional information pertaining to the Funds’ expense ratios for the year ended July 31, 2009 can be found in the financial highlights.

*	Reflects 5.25% maximum front-end sales charge.
**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The above hypothetical $10,000 graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Class C Shares of the Fund commenced operations on April 30, 2004. Performance information for Class C Shares prior to April 30, 2004 is based on the performance of Class B Shares.

The performance of the Pacific Capital International Stock Fund is measured against the MSCI ACWI ex US Index, which is unmanaged and designed to measure equity market performance in the global developed and emerging markets outside the U.S. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Effective May 1, 2009, the offering of the Class C Shares was suspended, and will remain in effect until further notice.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services. Hansberger Global Investors, Inc. is sub-adviser to the Fund and is paid a fee for its services.

Investment Style

Domestic, small-cap, blend

Investment Objective

Long-term capital appreciation by investing in a diversified portfolio of small-capitalization companies.

Investment Considerations

Small-capitalization stocks typically carry additional risk, since smaller companies generally have a higher risk of failure and experience a greater degree of volatility than larger companies. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

Nicholas-Applegate Capital Management

•	Systematic small cap strategy: Emphasizes a quantitative stock-selection approach to identify companies with sustainable growth characteristics and timely market recognition

Wellington Management Company, LLP

•	Small cap growth intersection strategy: Combines fundamental research with quantitative valuation techniques in a disciplined framework to assess investment attractiveness

Mellon Capital Management Corporation

•	Small cap value strategy: Utilizes a disciplined process that combines computer modeling techniques, fundamental analysis, and risk management to select undervalued stocks for the Fund

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2009, the Fund returned -26.16% (Class A Shares without sales charge), underperforming the Fund’s benchmark, the Russell 2000® Index1, which returned -20.72%.

What were the major factors in the market that influenced the Fund’s performance?

During the fiscal year, large caps (represented by the S&P 5002 ) returned -19.96%, outperforming small caps (represented by the Russell 2000®) which returned -20.72%. Within the small cap universe, growth and value stocks experienced equal declines (the Russell 2000® Value3 returned -20.67% while the Russell 2000® Growth4 returned -20.86%). Within the Russell 2000® Growth Index, the Consumer Staples and Information Technology sectors were the strongest performers, while Energy, Industrials, and Telecommunication Services suffered the largest declines.

After registering its sixth straight quarterly decline in the first quarter of 2009, the broad U.S. equity market (as measured by the S&P 500) rose sharply during the second quarter, recouping losses from earlier in the year to finish slightly ahead at the end of June. Investors shook off fears created by the volatility in the markets earlier in the period and interpreted a slowdown in the pace of economic decline as a sign that a bottoming process for the global economy had begun, reacting positively to the responsiveness of many companies in trimming cost structures and realigning operations to meet a softer demand outlook. Many larger banks, brokerage firms, and real estate companies successfully launched capital raises, shoring up balance sheets and in turn, investor confidence.

Stock selection was the primary driver of performance during the year. Selection within Information Technology, Telecommunication Services, and Financials contributed most to performance, and more than offset weaker selection in Energy and Materials. The top relative contributors to Fund performance were CV Therapeutics (Health Care), Atlantic Tele-Network (Telecommunication Services), and WMS Industries (Consumer Discretionary), while top relative detractors included Human Genome Science (Health Care), and Energy holdings Complete Production and ATP Oil & Gas.†

What major changes have occurred in the portfolio during the period covered by the report?

Since June 2006, the Fund employed a “multi-manager” approach whereby portions of the Fund’s assets were allocated among three different investment sub-advisers: small cap value strategy managed by Mellon Capital Management (“MCM”), systematic small cap core strategy managed by Nicholas-Applegate Capital Management (“NACM”), and small cap growth strategy managed by Wellington Management Company (“WMC”). Each sub-adviser utilizes distinct investment styles intended to complement one another, applying its own methodology for selecting investments.

Past performance does not guarantee future results.

[1]

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. Investors cannot invest directly in an index.

[2]

The Standard & Poor’s 500 Index (“S&P 500”) is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is considered a measure of the U.S. stock market as a whole. Investors cannot invest directly in an index.

[3]

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

[4]

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values.

†	The composition of the Fund’s portfolio is subject to change.

Investment Management

Advised by Asset Management Group of Bank of Hawaii

Sub-Advised by Nicholas-Applegate Capital Management (since January 31, 2001)

•	Founded in 1984, Nicholas-Applegate is a diversified global investment firm with more than twenty years of experience delivering value to clients

•	Nicholas-Applegate offers a broad array of investment solutions built on a consistent investment philosophy

•	Income & Growth

•	Systematic Equity

•	Traditional Global, U.S. and non-U.S.

•	$8.7 billion in assets under management

Sub-Advised by Wellington Management Company, LLP (since June 14, 2006)

•	Tracing its roots to 1928, Wellington Management is one of the largest independent investment management firms in the world

•	Serves as investment manager for clients in over 40 countries

•	$448.0 billion in assets under management

Sub-Advised by Mellon Capital Management (since January 1, 2008)

•	Founded in 1983, Mellon Capital is headquartered in San Francisco with offices in Pittsburgh, Philadelphia, Boston and Jersey City

•	Specializes in domestic and global asset allocation strategies, active and passive equity and fixed income strategies, alternative investments, currency strategies, and overlay strategies

•	Over $153.0 billion in assets under management (including $9.7 billion in overlay assets)

MCM—Small Cap Value

There have been no major changes in this portion of the portfolio during the period. The portfolio remains diversified across many industry groups. Given the continued volatility in the financial markets, a strategy emphasizing strong fundamentals and sector diversification has served clients well over the long run.†

NACM—Systematic Small Cap

All buys and sells in this portion of the portfolio are driven by NACM’s quantitative stock selection model based on each position’s relative attractiveness and contribution to risk in relation to existing portfolio holdings. During the period, there were minor changes in sector weights in this sleeve of the portfolio relative to the benchmark driven by stock selection model. Sector weightings in Consumer Discretion and Information Technology were increased, while the weightings in Energy, Financials and Health Care were reduced.†

WMC—Small Cap Growth Intersection

Changes in this portion of the portfolio are driven by bottom-up fundamental and quantitative research rather than sector-level, top-down views. During the 12-month period, the largest new purchases in this portion of the portfolio included Manpower, an employment services company, and Arbitron, a leading provider of media audience rating services for the radio industry. Our largest eliminations included U.S.-based pharmaceutical company CV Therapeutics, and medical and surgical supply distributor Owens & Minor.†

What is your outlook for the Fund?

We believe it is increasingly clear that the U.S. is in a deep recession, notwithstanding the second quarter’s stock market rally. Unemployment is rising sharply, the housing slowdown continues, and the consumer is contracting. The government is reshaping the financial playing field through actions ranging from stimulus packages to massive loans to impaired private sector companies, all taken with an eye towards thawing frozen credit markets and expanding purchasing power. We believe these moves could help mitigate some of the negative economic pressures, and while the outlook remains uncertain, markets have begun to anticipate a recovery.

We will continue to employ a combination of fundamental and quantitative research rather than sector-level top-down views to identify the most attractive stocks, while maintaining appropriate risk controls relative to the benchmark. Over the long-run, security selection should drive the Fund’s results as the portfolio will be close to neutral relative to the benchmark on most metrics.†

†	The composition of the Fund’s portfolio is subject to change.

Sector Weightings as of July 31, 2009 (as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmark.

Average Annual Total Returns as of July 31, 2009

	1 Year	3 Year	5 Year	10 Year
Class A Shares*	-30.05%	-11.77%	-1.60%	7.35%
Class B Shares**	-28.98%	-11.23%	-1.20%	7.27%
Class C Shares**	-27.50%	-10.87%	-1.29%	7.10%
Class Y Shares	-25.99%	-9.95%	-0.28%	8.17%
Russell 2000® Index	-20.72%	-6.05%	1.52%	3.61%

Expense Ratios	Class A	Class B	Class C	Class Y
Gross	1.88%	2.48%	2.48%	1.48%
With Contractual Waivers	1.73%	2.48%	2.48%	1.48%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2008. Additional information pertaining to the Funds’ expense ratios for the year ended July 31, 2009 can be found in the financial highlights.

*	Reflects 5.25% maximum front-end sales charge.
**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The above hypothetical $10,000 graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Class C Shares of the Fund commenced operations on April 30, 2004. Performance information for Class C Shares prior to April 30, 2004 is based on the performance of Class B Shares.

The performance of the Pacific Capital Small Cap Fund is measured against the Russell 2000® Index, which measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Effective May 1, 2009, the offering of the Class C Shares was suspended, and will remain in effect until further notice.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services. Nicholas-Applegate Capital Management, Wellington Management Company, LLP and Mellon Capital Management Corporation are each sub-advisers for a portion of the Fund’s assets and are paid a fee for their services.

Investment Style

Domestic, mid-cap, blend

Investment Objective

Long-term capital appreciation by investing in a diversified portfolio of mid-capitalization companies the sub-adviser believes are reasonably priced, fundamentally strong and exhibit better growth expectations relative to peers.

Investment Considerations

Mid-capitalization stocks typically carry additional risk, since smaller companies generally have a higher risk of failure and a greater degree of volatility than larger companies. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

•	Quantitative research analysis with fundamental research overlay

•	Quantitative analysts use proprietary screen to evaluate expectations, valuation and quality of 3,000 stocks

•	Fundamental analysts identify factors not included in the screen to determine most attractive stocks

•	Portfolio construction emphasizes stock selection and seeks to neutralize risk elements that are not consistently rewarded

Investment Management

Advised by Asset Management Group of Bank of Hawaii

Sub-Advised by Chicago Equity Partners, LLC (CEP) (since October 10, 2006)

•	Founded in 1989, CEP specializes in core domestic equity and fixed income markets

•	CEP investment management team averages 21 years experience

•	$6.6 billion in assets under management

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2009, the Fund underperformed its benchmark, the S&P MidCap 400 Index1. The Fund produced a total return of -25.62% (Class A Shares without sales charge), compared to the S&P MidCap 400 Index, which returned -20.25% for the same period.

What were the major factors in the market that influenced the Fund’s performance?

After declining significantly in 2008 and early 2009, several economic metrics began to stabilize or improve slightly during the second quarter. Although the global economy remained mired in recession, the fear of imminent economic collapse appeared to be lessening substantially. According to the National Bureau of Economic Research, the current recession is the longest since the Great Depression. On a more uplifting note, GDP2 estimates are now positive for the fourth quarter of 2009, after growth plunged 6.3% and 5.7% in the fourth quarter 2008 and first quarter 2009, respectively. Nevertheless, questions remain as to whether the stimulus-driven improvement can become self-sustaining.

The equity market rally that began in March has been led by low-quality, low-priced stocks. As a result, our model was inverted in the second quarter, with the lowest-ranked stocks outperforming and the highest-ranked stocks underperforming. Of the four factor groups, only the Value group performed well. We increased our exposure to the value factor group, which provided a benefit. These changes allowed the portfolio to participate in the recent market rally even though our model was not providing the full potential.†

Over the last twelve months, the Fund underperformed the benchmark. Over the long term, our proprietary quantitative model shows strong discrimination between the lowest- and highest-rated stocks. The stocks in the highest deciles have an “intersection” of the following qualities:

•	They are trading at a reasonable price versus peer companies;

•	They are growing at a faster rate;

•	They have strong balance sheets and have a higher quality aspect to them; and

•	They are responsible with their capital.

An intersection of these factor groups was heavily punished over the last twelve months. Stocks that had a combination of lower valuations, sustainable earnings growth and higher-quality financials underperformed in this market environment. The Fund holds a majority of its weight in these types of stocks; these stocks generally underperformed their peers during this time. However, we have begun to see performance in this product rebound, as the Fund has outperformed during the first quarter of 2009.†

Overall, our philosophy will not change based on short-term trends or conditions in the market. Our goal is to add value through security selection, while attempting to neutralize other risk factors, such as market timing and sector rotation, for which there is not adequate compensation by the market. We will continue to use our disciplined approach to provide added value at controlled levels of risk.†

What major changes have occurred in the portfolio during the period covered by the report?

Other than typical re-balancing, no major changes occurred during the period. We are maintaining our disciplined process that has delivered competitive returns.†

What is your outlook for the Fund?

We believe that as investors gain confidence the economy should avoid a depression, the smallest, hardest-hit, most vulnerable stocks have bounced back most so far in this stage. As we move forward, and the economy begins to recover, which most economists predict GDP will grow in the third quarter, we believe there will be a premium on investing in really well-run companies with strong balance sheets and favorable growth prospects. We believe the portfolio is positioned to continue to do well as our strongest performance tends to follow periods of underperformance.†

Past performance does not guarantee future results.

[1]	The S&P MidCap 400 Index is a market capitalization-weighted index of 400 medium capitalization stocks. Investors cannot invest directly in an index.
[2]	The Gross Domestic Product (“GDP”) is the measure of the market value of the goods and services produced by labor and property in the United States.
†	The composition of the Fund’s portfolio is subject to change.

Sector Weightings as of July 31, 2009 (as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmark.

Average Annual Total Returns as of July 31, 2009

	1 Year	3 Year	5 Year	Since Inception (12/30/03)
Class A Shares*	-29.54%	-11.05%	-2.38%	-1.52%
Class C Shares**	-27.00%	-10.14%	-2.06%	-1.27%
Class Y Shares	-25.51%	-9.23%	-1.11%	-0.35%
S&P MidCap 400 Index	-20.25%	-4.00%	3.04%	2.93%

Expense Ratios		Class A	Class C	Class Y
Gross		1.55%	2.15%	1.15%
With Contractual Waivers		1.40%	2.15%	1.15%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2008. Additional information pertaining to the Funds’ expense ratios for the year ended July 31, 2009 can be found in the financial highlights.

*	Reflects 5.25% maximum front-end sales charge.
**	Reflects maximum contingent deferred sales charge (CDSC) of up to 1.00% (applicable only to redemptions within one year of purchase).

The above hypothetical $10,000 graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Pacific Capital Mid-Cap Fund’s inception date was December 30, 2003. The Class C Shares were not in existence prior to April 30, 2004. Performance information for the Class C Shares prior to April 30, 2004 is based on the performance of Class A Shares, which does not reflect the higher 12b-1 fees charged to Class C Shares. Had the higher 12b-1 fees been reflected, total return figures may have been adversely affected.

The performance of the Pacific Capital Mid-Cap Fund is measured against the S&P MidCap 400 Index, a market capitalization-weighted index of 400 medium capitalization stocks. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Effective May 1, 2009, the offering of the Class C Shares was suspended, and will remain in effect until further notice.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services. Chicago Equity Partners, LLC, is sub-adviser to the Fund and is paid a fee for its services.

Investment Style

Domestic, large-cap, growth

Investment Objective

Long-term capital appreciation and dividend income by investing in a diversified portfolio of large-capitalization companies whose earnings are expected to grow faster than the average of other companies in their industries.

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

•	Utilizes a dynamic multi-factor quantitative stock model to evaluate the expected returns of a large universe of stocks

•	Fundamental analysts identify factors not included in the stock model to choose the best risk-adjusted stocks within their sector

•	Follows a disciplined portfolio construction process that seeks to neutralize risk elements that are not consistently rewarded

Investment Management

Advised by Asset Management Group of Bank of Hawaii

Sub-Advised by Chicago Equity Partners, LLC (CEP) (since June 29, 2007)

•	Founded in 1989, CEP specializes in core domestic equity and fixed income markets

•	CEP investment management team averages 21 years experience

•	$6.6 billion in assets under management

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2009, the Fund produced a -18.22% total return (Class A Shares without sales charge), underperforming its benchmark, the S&P 500/Citigroup Growth Index1, which returned -16.44%.

What were the major factors in the market that influenced the Fund’s performance?

After declining significantly in 2008 and early 2009, several economic metrics began to stabilize or improve slightly during the second quarter. Although the global economy remained mired in recession, the fear of imminent economic collapse appeared to be lessening substantially. According to the National Bureau of Economic Research, the current recession is the longest since the Great Depression. On a more uplifting note, GDP2 estimates are now positive for the fourth quarter of 2009, after growth plunged 6.3% and 5.7% in the fourth quarter 2008 and first quarter 2009, respectively. Nevertheless, questions remain as to whether the stimulus-driven improvement can become self-sustaining.

The equity market rally that began in March has been led by low-quality, low-priced stocks. As a result, our model was inverted in the second quarter, with the lowest-ranked stocks outperforming and the highest-ranked stocks underperforming. Of the four factor groups, only the Value group performed well. We increased our exposure to the value factor group, which provided a benefit. These changes allowed the portfolio to participate in the recent market rally, although we still underperformed.†

Over the last twelve months, the Fund underperformed the benchmark. Over the long term, our proprietary quantitative model shows strong discrimination between the lowest- and highest-rated stocks. The stocks in the highest deciles have an “intersection” of the following qualities:

•	They are trading at a reasonable price versus peer companies;

•	They are growing at a faster rate;

•	They have strong balance sheets and have a higher quality aspect to them; and

•	They are responsible with their capital.

An intersection of these factor groups was heavily punished over the last twelve months. Stocks that had a combination of lower valuations, sustainable earnings growth and higher-quality financials underperformed in this market environment. The Fund holds a majority of its weight in these types of stocks; these stocks generally underperformed their peers during this time.†

Overall, our philosophy will not change based on short-term trends or conditions in the market. Our goal is to add value through security selection, while attempting to neutralize other risk factors, such as market timing and sector rotation, for which there is not adequate compensation by the market. We will continue to use our disciplined approach to provide added value at controlled levels of risk.†

What major changes have occurred in the portfolio during the period covered by the report?

Other than typical re-balancing, no major changes occurred during the period. We are maintaining our disciplined process that has historically helped the Fund to deliver competitive returns.†

What is your outlook for the Fund?

We believe as investors gain confidence the economy should avoid a depression, the smallest, hardest-hit, most vulnerable stocks have bounced back most so far in this stage. As we move forward, and the economy does begin to recover, which most economists predict GDP will grow in the third quarter, we believe there will be a premium on investing in really well-run companies with strong balance sheets and favorable growth prospects. We believe the portfolio is positioned to do well as our strongest performance tends to follow periods of underperformance.†

Past performance does not guarantee future results.

[1]

The S&P 500/Citigroup Growth Index measures the performance of all stocks in the S&P 500 Index (the 500 largest U.S. companies based on total market capitalization) that are classified as growth stocks. Investors cannot invest directly in an index.

[2]	The Gross Domestic Product (“GDP”) is the measure of the market value of the goods and services produced by labor and property in the United States.
†	The composition of the Fund’s portfolio is subject to change.

Sector Weightings as of July 31, 2009 (as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmarks.

Average Annual Total Returns as of July 31, 2009

	1 Year	3 Year	5 Year	10 Year
Class A Shares*	-22.53%	-6.57%	-2.71%	-3.78%
Class B Shares**	-22.13%	-6.54%	-2.60%	-3.82%
Class C Shares**	-19.59%	-5.59%	-2.37%	-3.96%
Class Y Shares	-18.03%	-4.62%	-1.43%	-3.01%
S&P 500/Citigroup Growth Index	-16.44%	-3.03%	0.42%	-2.47%

Expense Ratios	Class A	Class B	Class C	Class Y
Gross	1.51%	2.11%	2.11%	1.11%
With Contractual Waivers	1.36%	2.11%	2.11%	1.11%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2008 and excludes the impact of underlying fund fees and expenses. Additional information pertaining to the Funds’ expense ratios for the year ended July 31, 2009 can be found in the financial highlights.

*	Reflects 5.25% maximum front-end sales charge.
**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The above hypothetical $10,000 graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Class C Shares of the Fund commenced operations on April 30, 2004. Performance information for Class C Shares prior to April 30, 2004 is based on the performance of Class B Shares.

The performance of the Pacific Capital Growth Stock Fund is measured against the S&P 500/Citigroup Growth Index, which measures the performance of all stocks in the S&P 500 Index (the 500 largest U.S. companies based on total market capitalization) that are classified as growth stocks. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Effective May 1, 2009, the offering of the Class C Shares was suspended, and will remain in effect until further notice.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services. Chicago Equity Partners, LLC, is sub-adviser to the Fund and is paid a fee for its services.

Investment Style

Domestic, large-cap, blend

Investment Objective

Long-term capital appreciation and current income by investing in a diversified portfolio of large-capitalization dividend-paying companies (currently greater than $1 billion) whose earnings are expected to grow at above-average rates in relation to other companies in their industries.

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

•	Utilizes a dynamic multi-factor quantitative stock model to evaluate the expected returns of a large universe of stocks

•	Fundamental analysts identify factors not included in the stock model to choose the best risk-adjusted stocks within their sector

•	Follows a disciplined portfolio construction process that seeks to neutralize risk elements that are not consistently rewarded

Investment Management

Advised by Asset Management Group of Bank of Hawaii

Sub-Advised by Chicago Equity Partners, LLC (CEP) (since June 29, 2007)

•	Founded in 1989, CEP specializes in core domestic equity and fixed income markets

•	CEP investment management team averages 21 years experience

•	$6.6 billion in assets under management

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2009, the Fund returned -22.98% (Class A Shares without sales charge), underperforming its benchmark, the S&P 500 Index1, which returned -19.96%.

What were the major factors in the market that influenced the Fund’s performance?

After declining significantly in 2008 and early 2009, several economic metrics began to stabilize or improve slightly during the second quarter. Although the global economy remained mired in recession, the fear of imminent economic collapse appeared to be lessening substantially. According to the National Bureau of Economic Research, the current recession is the longest since the Great Depression. On a more uplifting note, GDP2 estimates are now positive for the fourth quarter of 2009, after growth plunged 6.3% and 5.7% in the fourth quarter 2008 and first quarter 2009, respectively. Nevertheless, questions remain as to whether the stimulus-driven improvement can become self-sustaining.

The equity market rally that began in March has been led by low-quality, low-priced stocks. As a result, our model was inverted in the second quarter, with the lowest-ranked stocks outperforming and the highest-ranked stocks underperforming. Of the four factor groups, only the Value group performed well. We increased our exposure to the value factor group, which provided a benefit. These changes allowed the portfolio to participate in the recent market rally, although we still underperformed.†

Over the last twelve months, the Fund underperformed the benchmark. Over the long term, our proprietary quantitative model shows strong discrimination between the lowest- and highest-rated stocks. The stocks in the highest deciles have an “intersection” of the following qualities:

•	They are trading at a reasonable price versus peer companies;
•	They are growing at a faster rate;
•	They have strong balance sheets and have a higher quality aspect to them; and
•	They are responsible with their capital.

An intersection of these factor groups was heavily punished over the last twelve months. Stocks that had a combination of lower valuations, sustainable earnings growth and higher quality financials underperformed in this market environment. The Fund holds a majority of its weight in these types of stocks; these stocks generally underperformed their peers during this time.†

Overall, our philosophy will not change based on short-term trends or conditions in the market. Our goal is to add value through security selection, while attempting to neutralize other risk factors, such as market timing and sector rotation, for which there is not adequate compensation by the market. We will continue to use our disciplined approach to provide added value at controlled levels of risk.†

What major changes have occurred in the portfolio during the period covered by the report?

Other than typical re-balancing, no major changes occurred during the period. We are maintaining our disciplined process that has historically helped the Fund to deliver competitive returns.†

What is your outlook for the Fund?

We believe as investors gain confidence the economy should avoid a depression, the smallest, hardest-hit, most vulnerable stocks have bounced back most so far in this stage. As we move forward, and the economy does begin to recover, which most economists predict GDP will grow in the third quarter, we believe there will be a premium on investing in really well-run companies with strong balance sheets and favorable growth prospects. We believe the portfolio is positioned to do well as our strongest performance tends to follow periods of underperformance.†

Past performance does not guarantee future results.

[1]

The Standard & Poor’s 500 Index (“S&P 500”) is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is considered a measure of the U.S. stock market as a whole. Investors cannot invest directly in an index.

[2]	The Gross Domestic Product (“GDP”) is the measure of the market value of the goods and services produced by labor and property in the United States.
†	The composition of the Fund’s portfolio is subject to change.

Sector Weightings as of July 31, 2009 (as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmark.

Average Annual Total Returns as of July 31, 2009

	1 Year	3 Year	5 Year	10 Year
Class A Shares*	-27.03%	-10.47%	-3.75%	-3.82%
Class B Shares**	-26.57%	-10.39%	-3.62%	-3.88%
Class C Shares**	-24.33%	-9.55%	-3.44%	-4.02%
Class Y Shares	-22.77%	-8.62%	-2.45%	-3.06%
S&P 500 Index	-19.96%	-6.16%	-0.14%	-1.19%

Expense Ratios	Class A	Class B	Class C	Class Y
Gross	1.50%	2.10%	2.10%	1.10%
With Contractual Waivers	1.35%	2.10%	2.10%	1.10%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2008 and excludes the impact of underlying fund fees and expenses. Additional information pertaining to the Funds’ expense ratios for the year ended July 31, 2009 can be found in the financial highlights.

*	Reflects 5.25% maximum front-end sales charge.
**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The above hypothetical $10,000 graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Class C Shares of the Fund commenced operations on April 30, 2004. Performance information for Class C Shares prior to April 30, 2004 is based on the performance of Class B Shares.

The performance of the Pacific Capital Growth and Income Fund is measured against the S&P 500 Index, which measures the performance of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is considered a measure of the U.S. stock market as a whole. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Effective May 1, 2009, the offering of the Class C Shares was suspended, and will remain in effect until further notice.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services. Chicago Equity Partners, LLC, is sub-adviser to the Fund and is paid a fee for its services.

Investment Style

Domestic, large-cap, value

Investment Objective

Long-term capital appreciation and current income by investing in a diversified portfolio of large-capitalization companies (currently greater than $1 billion) whose stock prices, the Fund’s sub-adviser believes are undervalued.

Investment Considerations

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

•	Utilizes a dynamic multi-factor quantitative stock model to evaluate the expected returns of a large universe of stocks

•	Fundamental analysts identify factors not included in the stock model to choose the best risk-adjusted stocks within their sector

•	Follows a disciplined portfolio construction process that seeks to neutralize risk elements that are not consistently rewarded

Investment Management

Advised by Asset Management Group of Bank of Hawaii

Sub-Advised by Chicago Equity Partners, LLC (CEP) (since June 29, 2007)

•	Founded in 1989, CEP specializes in core domestic equity and fixed income markets

•	CEP investment management team averages 21 years experience

•	$6.6 billion in assets under management

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2009, the Fund returned -21.08% (Class A Shares without sales charge), outperforming its benchmark, the Russell 1000® Value Index1, which returned -22.94%.

What were the major factors in the market that influenced the Fund’s performance?

After declining significantly in 2008 and early 2009, several economic metrics began to stabilize or improve slightly during the second quarter. Although the global economy remained mired in recession, the fear of imminent economic collapse appeared to be lessening substantially. According to the National Bureau of Economic Research, the current recession is the longest since the Great Depression. On a more uplifting note, GDP2 estimates are now positive for the fourth quarter of 2009, after growth plunged 6.3% and 5.7% in the fourth quarter 2008 and first quarter 2009, respectively. Nevertheless, questions remain as to whether the stimulus-driven improvement can become self-sustaining.

The national unemployment rate (9.5%) and the average unemployment duration (14.9 weeks) recently hit multi-year highs and are likely to continue rising. With industrial production falling, the business economy remains weak, but there are signs of life in new orders. Additionally, the Index of Leading Economic Indicators, an amalgamation of 10 individual financial and economic variables, and the broader Chicago Federal Reserve National Activity Index3 recently posted modest improvements. Housing prices continue to fall, albeit at a slower pace. Valuations, down 18.7% on a year-over-year basis through May, stood at late-2002 levels, according to the S&P/Case-Schiller Home Price Index4. Although home inventories remained high, housing starts jumped 17% on a year-over-year basis through May.

The equity market rally that began in March has been led by low-quality, low-priced stocks. As a result, our model was inverted in the second quarter, with the lowest-ranked stocks outperforming and the highest-ranked stocks underperforming. Of the four factor groups, only the Value group performed well. We increased our exposure to the value factor group, which provided a benefit. These changes allowed the portfolio to participate in the recent market rally even though our model was not providing the full potential. Overall, our philosophy will not change based on short-term trends or conditions in the market. Our goal is to add value through security selection, while attempting to neutralize other risk factors, such as market timing and sector rotation, for which there is not adequate compensation by the market. We will continue to use our disciplined approach to provide added value at controlled levels of risk.†

What major changes have occurred in the portfolio during the period covered by the report?

Other than typical re-balancing, no major changes occurred during the period. We are maintaining our disciplined process that has historically helped the Fund to deliver competitive returns.†

What is your outlook for the Fund?

We believe as investors gain confidence the economy should avoid a depression, the smallest, hardest-hit, most vulnerable stocks have bounced back most so far in this stage. As we move forward, and the economy does begin to recover, which most economists predict GDP will grow in the third quarter, we believe there will be a premium on investing in really well-run companies with strong balance sheets and favorable growth prospects. We believe the portfolio is positioned to continue do well in this market environment.†

Past performance does not guarantee future results.

[1]

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. Investors cannot invest directly in an index.

[2]	The Gross Domestic Product (“GDP”) is the measure of the market value of the goods and services produced by labor and property in the United States.
[3]	The Chicago Federal Reserve National Activity Index is a monthly index designed to guage overall economic activity and inflationary pressure.
[4]	The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in 20 metropolitan regions across the United States.
†	The composition of the Fund’s portfolio is subject to change.

Sector Weightings as of July 31, 2009 (as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmark.

Average Annual Total Returns as of July 31, 2009

	1 Year	3 Year	5 Year	10 Year
Class A Shares*	-25.21%	-10.36%	-1.31%	-0.95%
Class B Shares**	-24.87%	-10.10%	-1.13%	-1.02%
Class C Shares**	-22.56%	-9.46%	-1.01%	-1.17%
Class Y Shares	-20.97%	-8.55%	-0.02%	-0.19%
Russell 1000® Value Index	-22.94%	-9.47%	-0.29%	0.94%

Expense Ratios	Class A	Class B	Class C	Class Y
Gross	1.48%	2.08%	2.08%	1.08%
With Contractual Waivers	1.33%	2.08%	2.08%	1.08%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2008 and excludes the impact of underlying fund fees and expenses. Additional information pertaining to the Funds’ expense ratios for the year ended July 31, 2009 can be found in the financial highlights.

*	Reflects 5.25% maximum front-end sales charge.
**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The above hypothetical $10,000 graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Class C Shares of the Fund commenced operations on April 30, 2004. Performance information for Class C Shares prior to April 30, 2004 is based on the performance of Class B Shares.

The performance of the Pacific Capital Value Fund is measured against the Russell 1000® Value Index, which measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Effective May 1, 2009, the offering of the Class C Shares was suspended, and will remain in effect until further notice.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services. Chicago Equity Partners, LLC, is sub-adviser to the Fund and is paid a fee for its services.

Investment Style

High-quality, intermediate-term, taxable

Investment Objective

High current income by investing at least 80% of its net assets in fixed income securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and in investment-grade corporate debt securities.

Investment Considerations

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Generally, bond prices fall when interest rates rise, and vice versa. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating.

Investment Process

•	Top-down macroeconomic analysis of interest rate trends

•	Bottom-up credit research to identify high quality bonds

Investment Management

Advised by Asset Management Group of Bank of Hawaii (AMG)

•	AMG manages $3.5 billion in mutual fund assets. In addition, certain AMG personnel also manage approximately $1.14 billion in assets on behalf of Bank of Hawaii clients.

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2009, the Fund returned 6.93% (Class A Shares without sales charge), underperforming its benchmark, the Merrill Lynch Domestic Master Index1, which returned 8.02%.

What were the major factors in the market that influenced the Fund’s performance?

The Fund was overweight corporate bonds and agency mortgage-backed securities, and both these sectors have performed very well recently, which benefited the Fund. On the other hand, during the massive credit rally that occurred this year, lower quality corporate bonds outperformed higher quality corporate bonds, which caused the Fund to lag the benchmark as the Fund’s corporate holdings are of mostly higher credit quality.†

What major changes have occurred in the portfolio during the period covered by the report?

Near the end of last year, we added to our corporate bonds positions at historically cheap levels, and also implemented an overweight to agency mortgage-backed securities.†

What is your outlook for the Fund?

We believe with inflation under control, the Federal Reserve will be on hold for the remainder of the year, and interest rates are likely to remain range bound and relatively low in the near future. We believe in such an environment, the income and yield components of the Fund could be important sources of return.†

Past performance does not guarantee future results.

[1]

The Merrill Lynch Domestic Master Index is a broad-based index that measures the total rate of return performance of the U.S. investment-grade bond market. Investors cannot invest directly in an index.

†	The composition of the Fund’s portfolio is subject to change.

Portfolio Composition as of July 31, 2009 (as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmark.

Average Annual Total Returns as of July 31, 2009

	1 Year	3 Year	5 Year	10 Year
Class A Shares*	2.61%	4.20%	3.30%	5.01%
Class B Shares**	2.14%	3.90%	3.18%	4.81%
Class C Shares**	5.24%	4.85%	3.40%	4.66%
Class Y Shares	7.15%	5.85%	4.36%	5.68%
Merrill Lynch Domestic Master Index	8.02%	6.71%	5.28%	6.27%

Expense Ratios	Class A	Class B	Class C	Class Y
Gross	1.24%	1.84%	1.84%	0.84%
With Contractual Waivers	1.09%	1.84%	1.84%	0.84%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2008. Additional information pertaining to the Funds’ expense ratios for the year ended July 31, 2009 can be found in the financial highlights.

*	Reflects 4.00% maximum front-end sales charge.
**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The above hypothetical $10,000 graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Class C Shares of the Fund commenced operations on April 30, 2004. Performance information for Class C Shares prior to April 30, 2004 is based on the performance of Class B Shares.

The performance of the Pacific Capital High Grade Core Fixed Income Fund is measured against the Merrill Lynch Domestic Master Index, a broad-based index that measures the total rate of return performance of the U.S. investment-grade bond market. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Effective May 1, 2009, the offering of the Class C Shares was suspended, and will remain in effect until further notice.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services.

Investment Style

High-quality, intermediate-term, tax-exempt

Investment Objective

High level of current income that is exempt from federal and Hawaii income tax by investing at least 80% of its net assets in investment grade municipal obligations. The Fund normally invests 50%–75% of its assets in Hawaii municipal obligations—debt securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities that pay interest which is exempt from Hawaii income tax as well as federal income tax.

Investment Considerations

Income received from the Fund may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. The longer the average maturity of the Fund’s portfolio, the greater the fluctuation in value. Since the Fund invests significantly in securities of issuers in Hawaii, it will also be affected by a variety of Hawaii’s economic and political factors.

The values of any of the Fund’s investments may also decline in response to events.

Investment Process

•	Top-down macroeconomic analysis of interest rate trends

•	Bottom-up credit research to identify high quality bonds

Investment Management

Advised by Asset Management Group of Bank of Hawaii (AMG)

•	AMG manages $3.5 billion in mutual fund assets. In addition, certain AMG personnel also manage approximately $1.14 billion in assets on behalf of Bank of Hawaii clients.

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2009, the Fund gained 4.50% (Class A Shares without sales charge), underperforming its benchmark, the Barclays Capital Municipal Hawaii Bond Index1, which returned 7.18%.

What were the major factors in the market that influenced the Fund’s performance?

Like the rest of the financial markets, it also a very volatile year for the municipal market. The two-year yields started the fiscal year on July 31, 2008 at 2.31% and ended the year at 0.77%. The 30-year yields were relatively unchanged year-over-year from 4.80% to 4.84%. However, throughout the course of the year, the 30-year municipal yield was up to 5.89% on October 21, 2008 at the height of the financial crisis for the municipal market. This was at a time of large liquidations of municipal bonds into the secondary market from hedge funds, insurance companies and large mutual funds.

For the one-year period, the Fund had a strong return without expenses of 5.54% but trailed the benchmark which returned 7.18%. This was primarily due to two factors: the Fund held slightly lower credit quality bonds than the benchmark during this volatile period and flight to quality. Also, as the market rebounded strongly in 2009, we lowered the duration on the Fund to be more defensive, although the market continued to favor a longer duration positioning.†

For the Fund’s Class A Shares, the one-year percentile ranking was 66 amongst the Lipper Other States Intermediate Municipal Debt Funds category2 (78 out of 118 Funds) as of July 31, 2009.†

What major changes have occurred in the portfolio during the period covered by the report?

Following the strong rally starting the year we repositioned the portfolio towards a more defensive structure by selling some lower quality securities and shortening the duration.†

What is your outlook for the Fund?

Despite recent market improvements, there is still uncertainty about the growth prospects for the economy. The various government efforts to stabilize the markets seem to have achieved some success, but the budgetary strains most municipalities face will have longer term impacts. We will remain relatively cautious until we see more confirmation of sustainable economic improvement.

Past performance does not guarantee future results.

[1]

The Barclays Capital Municipal Hawaii Bond Index (formerly the Lehman Brothers Municipal Hawaii Bond Index) is a rules-based, market-value weighted index engineered for the long-term tax-exempt Hawaii bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. Investors cannot invest directly in an index.

[2]

For the one-year period ended July 31, 2009, the Pacific Capital Tax-Free Securities Fund (Class A Shares) ranked 78 out of 118 funds within the Lipper Other States Intermediate Muni Debt Funds category. For the five- and 10-year periods ended July 31, 2009, the Fund ranked 67 out of 110 and 34 out of 80, respectively. The Lipper ranking is based on total return and does not reflect a sales charge.

†	The composition of the Fund’s portfolio is subject to change.

Credit Quality as of July 31, 2009 (as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmark. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2009

	1 Year	3 Year	5 Year	10 Year
Class A Shares*	0.35%	2.22%	2.26%	3.77%
Class B Shares**	-0.27%	1.90%	2.16%	3.58%
Class C Shares**	2.81%	2.90%	2.37%	3.45%
Class Y Shares	4.75%	3.86%	3.34%	4.45%
Barclays Capital Municipal Hawaii Bond Index	7.18%	5.13%	4.46%	5.27%

Expense Ratios	Class A	Class B	Class C	Class Y
Gross	1.25%	1.85%	1.85%	0.85%
With Contractual Waivers	1.10%	1.85%	1.85%	0.85%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2008. Additional information pertaining to the Funds’ expense ratios for the year ended July 31, 2009 can be found in the financial highlights.

*	Reflects 4.00% maximum front-end sales charge.
**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The above hypothetical $10,000 graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Class C Shares of the Fund commenced operations on April 30, 2004. Performance information for Class C Shares prior to April 30, 2004 is based on the performance of Class B Shares.

The performance of the Pacific Capital Tax-Free Securities Fund is measured against the Barclays Capital Municipal Hawaii Bond Index, a rules-based, market-value weighted index engineered for the long-term tax-exempt Hawaii bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Effective May 1, 2009, the offering of the Class C Shares was suspended, and will remain in effect until further notice.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services.

Investment Style

High-quality, short-intermediate-term, taxable

Investment Objective

High current income consistent with prudent capital risk by investing at least 80% of its net assets in fixed income securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and in investment-grade corporate debt securities. Under normal market and interest rate conditions, the Fund’s duration will be between two and five years.

Investment Considerations

Bonds offer a relatively stable level of income, although bond prices will fluctuate with interest rate changes, providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. Government and agency guarantees apply only to the underlying securities and not to the Fund.

The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating.

Investment Process

•	Top-down macroeconomic analysis of interest rate trends

•	Bottom-up credit research to identify high quality bonds

Investment Management

Advised by Asset Management Group of Bank of Hawaii (AMG)

•	AMG manages $3.5 billion in mutual fund assets. In addition, certain AMG personnel also manage approximately $1.14 billion in assets on behalf of Bank of Hawaii clients.

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2009, the Fund gained 7.30% (Class A Shares without sales charge), and outperformed its benchmark, the Merrill Lynch Domestic Master 1–5-Year Index1, which returned 6.37%.

What were the major factors in the market that influenced the Fund’s performance?

The sustained flight to quality rally for Treasury notes in 2008 is subsiding for the year-to-date of 2009. Investor confidence has returned for both corporate and agency debt. Federal support to maintain appropriate capital levels while the Government-Sponsored Enterprises, such as Fannie Mae and Freddie Mac, restructure their business models appears solid and as a result their debt performed well versus Treasury securities. Corporate debt found even more enthusiastic sponsorship in the market as bonds won versus stocks from an assets allocation perspective and additionally the historical wide new issue spread premiums drew many investors off of the sidelines into the market.†

What major changes have occurred in the portfolio during the period covered by the report?

We will attempt to maintain a neutral duration target versus the benchmark and continue to work on neutralizing our yield curve exposures, in addition to our total portfolio duration, as markets remain volatile.†

What is your outlook for the Fund?

We believe that the fed funds rate may remain at 0.00–0.25% and that the question of further easing is effectively off the table. In fact, fed funds futures are currently pricing the first full  1/4 of 1% or 25 basis point (0.25%) rate hike for April 2010. We believe that until the backslide in GDP2 and employment is reversed the Treasury, Federal Reserve and Congress will continue with various attempts at stimulating economic activity through numerous measures such as the now infamous “cash for clunkers”. The 2008 Emergency Economic Stabilization Act that created the Troubled Asset Relief Program3 (“TARP”) appears to be working as intended. We believe ongoing stabilization in the credit markets in spite a challenging operating environment may continue to benefit the portfolio particularly with regard to its high quality corporate positions.†

Past performance does not guarantee future results.

[1]

Merrill Lynch Domestic Master 1–5-Year Index is a broad-based measure of the total rate of return performance of the short-term U.S. investment-grade bond market. Investors cannot invest directly in an index.

[2]	The Gross Domestic Product (“GDP”) is the measure of the market value of the goods and services produced by labor and property in the United States.
[3]

The Troubled Asset Relief Program (“TARP”) is a program of the United States government to purchase assets and equity from financial institutions to strengthen its financial sector. It is the largest component of the government’s measures in 2008 to address the subprime mortgage crisis.

†	The composition of the Fund’s portfolio is subject to change.

Portfolio Composition as of July 31, 2009 (as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmark.

Average Annual Total Returns as of July 31, 2009

	1 Year	3 Year	5 Year	10 Year
Class A Shares*	4.92%	5.10%	3.74%	4.40%
Class C Shares**	5.51%	5.12%	3.42%	4.23%
Class Y Shares	7.55%	6.16%	4.47%	4.90%
Merrill Lynch Domestic Master 1–5-Year Index	6.37%	6.16%	4.74%	5.47%

Expense Ratios		Class A	Class C	Class Y
Gross		1.23%	1.83%	0.83%
With Contractual Waivers		1.08%	1.83%	0.83%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2008. Additional information pertaining to the Funds’ expense ratios for the year ended July 31, 2009 can be found in the financial highlights.

*	Reflects 2.25% maximum front-end sales charge.
**	Reflects maximum contingent deferred sales charge (CDSC) of up to 1.00% (applicable only to redemptions within one year of purchase).

The above hypothetical $10,000 graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Class C Shares of the Fund commenced operations on April 30, 2004. Performance information for Class C Shares prior to April 30, 2004 is based on the performance of Class A Shares, which does not reflect the higher 12b-1 fees charged to Class C Shares. Had the higher 12b-1 fees been reflected, total return figures may have been adversely affected.

The performance of the Pacific Capital High Grade Short Intermediate Fixed Income Fund is measured against the Merrill Lynch Domestic Master 1–5-Year Index, a broad-based index that measures the total rate of return performance of the short-term U.S. investment-grade bond market. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Effective May 1, 2009, the offering of the Class C Shares was suspended, and will remain in effect until further notice.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services.

Investment Style

High-quality, short-intermediate-term, tax-exempt

Investment Objective

High current income that is exempt from federal and Hawaii income tax by investing at least 80% of its net assets in investment grade municipal obligations. The Fund normally invests 50%–75% of its assets in Hawaii municipal obligations—debt securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities that pay interest which is exempt from Hawaii income tax as well as federal income tax. Seeks to provide greater price stability than a long-term bond fund.

Investment Considerations

Income received from the Fund may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. Since the Fund invests significantly in securities of issuers in Hawaii, it will also be affected by a variety of Hawaii’s economic and political factors.

The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating.

Investment Process

•	Top-down macroeconomic analysis of interest rate trends

•	Bottom-up credit research to identify high quality bonds

Investment Management

Advised by Asset Management Group of Bank of Hawaii (AMG)

•	AMG manages $3.5 billion in mutual fund assets. In addition, certain AMG personnel also manage approximately $1.14 billion in assets on behalf of Bank of Hawaii clients.

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2009, the Fund gained 3.56% (Class A Shares without sales charge), underperforming its benchmark, the Barclays Capital Municipal Hawaii 3-Year Bond Index1, which returned 7.12%.

What were the major factors in the market that influenced the Fund’s performance?

Like the rest of the financial markets, it also a very volatile year for the municipal market. The two-year yields started the fiscal year on July 31, 2008 at 2.31% and ended the year at 0.77%. The 30-year yields were relatively unchanged year-over-year from 4.80% to 4.84%. However, throughout the course of the year, the 30-year municipal yield was up to 5.89% on October 21, 2008 at the height of the financial crisis for the municipal market. This was at a time of large liquidations of municipal bonds into the secondary market from hedge funds, insurance companies and large mutual funds.

For the one-year period, the Fund had a strong return without expenses of 4.65% but trailed the benchmark which returned 7.12%. This was primarily due to two factors: the Fund held slightly lower credit quality bonds than the benchmark during this volatile period and flight to quality. Also, as the market rebounded strongly in 2009, we lowered the duration on the Fund to be more defensive, although the market continued to favor a longer duration positioning.†

The Fund’s Class A Shares was in line with the median peer group rankings for the one-year period with a 50th percentile in the Lipper Other States Intermediate Municipal Debt category2 (6 out of 11 Funds) as of July 31, 2009.†

What major changes have occurred in the portfolio during the period covered by the report?

Following the strong rally starting the year, we repositioned the portfolio towards a more defensive structure by selling some lower quality securities and shortening the duration.†

What is your outlook for the Fund?

Despite recent market improvements, there is still uncertainty about the growth prospects for the economy. The various government efforts to stabilize the markets seem to have achieved some success, but the budgetary strains most municipalities face will have longer term impacts. We will remain relatively cautious until we see more confirmation of sustainable economic improvement.

Past performance does not guarantee future results.

[1]

The Barclays Capital Municipal Hawaii 3-Year Bond Index (formerly the Lehman Brothers Capital Municipal Hawaii 3-Year Bond Index) is the 2–4 year component of the Barclays Capital Hawaii Municipal Bond Index. The index is a rules-based, market-value-weighted index engineered for the Hawaii tax-exempt bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. Investors cannot invest directly in an index.

[2]

For the one-year period ended July 31, 2009, the Pacific Capital Tax-Free Short Intermediate Securities Fund (Class A Shares) ranked 6 out of 11 funds within the Lipper Other States Short Intermediate Muni Debt Funds category. For the five- and 10-year periods ended July 31, 2009, the Fund ranked 7 out of 10 and 6 out of 9, respectively. The Lipper ranking is based on total return and does not reflect a sales charge.

†	The composition of the Fund’s portfolio is subject to change.

Credit Quality as of July 31, 2009 (as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmark.

Average Annual Total Returns as of July 31, 2009

	1 Year	3 Year	5 Year	10 Year
Class A Shares*	1.27%	2.79%	2.19%	3.01%
Class C Shares**	1.80%	2.77%	1.88%	2.84%
Class Y Shares	3.80%	3.81%	2.90%	3.50%
Barclays Capital Municipal Hawaii 3-Year Bond Index	7.12%	5.75%	4.06%	4.41%

Expense Ratios		Class A	Class C	Class Y
Gross		1.27%	1.87%	0.87%
With Contractual Waivers		1.12%	1.87%	0.87%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2008. Additional information pertaining to the Funds’ expense ratios for the year ended July 31, 2009 can be found in the financial highlights.

*	Reflects 2.25% maximum front-end sales charge.
**	Reflects maximum contingent deferred sales charge (CDSC) of up to 1.00% (applicable only to redemptions within one year of purchase).

The above hypothetical $10,000 graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Class C Shares of the Fund commenced operations on April 30, 2004. Performance information for Class C Shares prior to April 30, 2004 is based on the performance of Class A Shares, which does not reflect the higher 12b-1 fees charged to Class C Shares. Had the higher 12b-1 fees been reflected, total return figures may have been adversely affected.

The performance of the Pacific Capital Tax-Free Short Intermediate Securities Fund is measured against the Barclays Capital Municipal Hawaii 3–Year Bond Index, which is the 2-4 year component of the Barclays Capital Hawaii Municipal Bond Index and is a rules-based, market-value-weighted index engineered for the Hawaii tax-exempt bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Effective May 1, 2009, the offering of the Class C Shares was suspended, and will remain in effect until further notice.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services.

Investment Style

High-quality, short-term, taxable

Investment Objective

High current income consistent with capital preservation by investing 100% in short-term debt securities issued or guaranteed by the U.S. Government and its agencies. Under normal market and interest rate conditions, the Fund’s target duration is not expected to exceed 2.5 years.

Investment Considerations

Bonds offer a relatively stable level of income, although bond prices will fluctuate with interest rate changes, providing the potential for principal gain or loss. Generally, bond prices fall when interest rates rise, and vice versa. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. Government and agency guarantees apply only to the underlying securities and not to the Fund.

The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating.

Investment Process

•	Top-down macroeconomic analysis of interest rate trends

•	Bottom-up credit research to identify high quality bonds

Investment Management

Advised by Asset Management Group of Bank of Hawaii (AMG)

•	AMG manages $3.5 billion in mutual fund assets. In addition, certain AMG personnel also manage approximately $1.14 billion in assets on behalf of Bank of Hawaii clients.

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2009, the Fund gained 3.24% (Class A Shares without sales charge), underperforming its benchmark, the Merrill Lynch 1–3-Year U.S. Treasury Index1, which returned 4.11%.

What were the major factors in the market that influenced the Fund’s performance?

The sustained flight to quality rally for Treasury notes in 2008 is subsiding for the year-to-date of 2009. Investor confidence has returned for both corporate and agency debt. Federal support to maintain appropriate capital levels while the Government-Sponsored Enterprises, such as Fannie Mae and Freddie Mac, restructure their business models appears solid and as a result their debt performed well versus Treasury securities. In spite of decent performance from GSE debt the Fund’s shorter than index duration allocation restrained performance, however, considering the low absolute level of rates and the potential for an increase in Government spending and the Treasury’s debt load to potentially drive up interest rates, we view the Fund’s positioning as justifiable and prudent.

What major changes have occurred in the portfolio during the period covered by the report?

The Fund is maintaining a shorter than benchmark duration position versus the 1–3-year Treasury index. The Fund’s Treasury/Agency weighting is approximately 50/50, we believe that the spreads on Agency debt could allow the Fund to uphold its competitive performance while moderating its Agency credit exposure versus heavier weightings of GSE debentures in prior years.†

What is your outlook for the Fund?

We believe that the fed funds rate may remain at 0.00-0.25% and that the question of further easing is effectively off the table. In fact, fed funds futures are currently pricing the first full  1/ 4 of 1% or 25 basis point (0.25%) rate hike for April 2010. We believe that until the backslide in GDP2 and employment is reversed the Treasury, Federal Reserve and Congress will continue with various attempts at stimulating economic activity through numerous measures such as the now infamous “cash for clunkers.” The 2008 Emergency Economic Stabilization Act that created the Troubled Asset Relief Program3 (“TARP”) appears to be working as intended. We believe ongoing stabilization in the credit markets in spite of a challenging operating environment for mortgage finance GSEs may continue to benefit the portfolio versus the vulnerable low yields on Treasury Securities.†

Past performance does not guarantee future results.

[1]	The Merrill Lynch 1–3-Year Treasury Index is comprised of United States Treasury issues with maturities from one- to three-years. Investors cannot invest directly in an index.
[2]	The Gross Domestic Product (“GDP”) is the measure of the market value of the goods and services produced by labor and property in the United States.
[3]

The Troubled Asset Relief Program (“TARP”) is a program of the United States government to purchase assets and equity from financial institutions to strengthen its financial sector. It is the largest component of the government’s measures in 2008 to address the subprime mortgage crisis.

†	The composition of the Fund’s portfolio is subject to change.

Portfolio Composition as of July 31, 2009 (as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmark.

Average Annual Total Returns as of July 31, 2009

	1 Year	3 Year	5 Year	Since Inception (6/1/00)
Class A Shares*	0.88%	3.85%	3.20%	3.35%
Class B Shares**	-1.48%	2.94%	2.72%	2.94%
Class C Shares**	1.58%	3.89%	2.91%	2.86%
Class Y Shares	3.50%	4.94%	3.92%	3.87%
Merrill Lynch 1–3-Year U.S. Treasury Index	4.11%	5.37%	4.03%	4.60%

Expense Ratios	Class A	Class B	Class C	Class Y
Gross	1.09%	1.69%	1.69%	0.69%
With Contractual Waivers	0.94%	1.69%	1.69%	0.69%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2008. Additional information pertaining to the Funds’ expense ratios for the year ended July 31, 2009 can be found in the financial highlights.

*	Reflects 2.25% maximum front-end sales charge.
**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The above growth of $10,000 graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Pacific Capital U.S. Government Short Fixed Income Fund’s inception date was June 1, 2000. The Class A and Class B Shares were not in existence prior to August 1, 2000, and the Class C Shares prior to April 30, 2004. Performance information for Class C Shares prior to April 30, 2004 is based on the performance of Class B Shares. Performance for any period prior to August 1, 2000 is based on the performance of Class Y Shares, which does not reflect the higher 12b-1 fees charged to the Class A, Class B and Class C Shares. Had the higher 12b-1 fees been reflected, total return figures may have been adversely affected.

The performance of the Pacific Capital U.S. Government Short Fixed Income Fund is measured against the Merrill Lynch 1–3-Year U.S. Treasury Index, which is comprised of U.S. Treasury issues with maturities from one- to three-years. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Effective May 1, 2009, the offering of the Class C Shares was suspended, and will remain in effect until further notice.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services.

PACIFIC CAPITAL FUNDS

Statements of Assets and Liabilities

July 31, 2009

	New Asia Growth Fund	International Stock Fund	Small Cap Fund	Mid-Cap Fund
Assets:
Investments, at cost	$75,195,577	$85,045,331	$131,649,036	$30,722,742

Investments, at value	$79,869,662	$80,294,909	$133,357,621	$32,224,016
Cash	—	—	610	—
Foreign currency, at value (cost $2,127,628, $46,836, $- and $-, respectively)	2,105,644	47,137	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	3	—	—
Income receivable	173,615	143,775	89,802	27,013
Receivable for capital shares issued	43,778	2,844	157,590	36
Receivable for investments sold	—	445,058	151,836	—
Reclaims receivable	—	366,824	—	—
Prepaid expenses and other assets	3,192	15,818	31,317	2,613

Total Assets	82,195,891	81,316,368	133,788,776	32,253,678

Liabilities:
Cash overdraft	—	130,194	—	—
Payable for capital shares redeemed	133,340	191,247	272,653	83,101
Payable for investments purchased	373,415	103,538	15,050	—
Unrealized depreciation on forward foreign currency exchange contracts	—	1,836	—	—
Accrued expenses and other payables:
Investment advisory fees	25,555	22,576	39,681	9,023
Sub-investment advisory fees	31,943	38,308	69,151	5,156
Administration and sub-administration fees	5,750	5,805	9,795	2,320
Compliance service fees	489	837	1,883	337
Distribution fees	1,061	459	17,940	228
Other fees	42,481	64,467	97,203	19,736

Total Liabilities	614,034	559,267	523,356	119,901

Net Assets:
Capital (no par value)	85,381,280	131,960,255	290,947,392	54,258,628
Undistributed (distributions in excess of) net investment income	(163,007)	(244,504)	—	11,731
Accumulated net realized losses from investments	(8,289,569)	(46,234,434)	(159,390,557)	(23,637,856)
Net unrealized appreciation (depreciation) on investments	4,653,153	(4,724,216)	1,708,585	1,501,274

Net Assets	$81,581,857	$80,757,101	$133,265,420	$32,133,777

Net Assets
Class A	$3,793,547	$1,248,355	$55,686,612	$502,988
Class B	46,206	49,258	655,600	—
Class C	385,809	195,960	7,389,163	143,534
Class Y	77,356,295	79,263,528	69,534,045	31,487,255

Total	$81,581,857	$80,757,101	$133,265,420	$32,133,777

Outstanding units of beneficial interest (shares)
Class A	314,610	192,646	5,621,898	72,713
Class B	4,181	8,267	72,759	—
Class C	35,065	32,972	827,980	21,408
Class Y	6,251,746	11,875,921	6,839,585	4,541,012

Total	6,605,602	12,109,806	13,362,222	4,635,133

Net Asset Value
Class A—redemption price per share	$12.06	$6.48	$9.91	$6.92

Class A—maximum sales charge	5.25%	5.25%	5.25%	5.25%

Class A—Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent)	$12.73	$6.84	$10.46	$7.30

Class B—offering price per share*	$11.05	$5.96	$9.01	—

Class C—offering price per share*	$11.00	$5.94	$8.92	$6.70

Class Y—offering and redemption price per share	$12.37	$6.67	$10.17	$6.93

*	Redemption price per share varies based on length of time shares are held.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Assets and Liabilities, continued

July 31, 2009

	Growth Stock Fund	Growth and Income Fund	Value Fund	High Grade Core Fixed Income Fund
Assets:
Investments, at cost	$77,543,781	$74,413,616	$68,473,665	$197,251,299

Investments, at value	$76,041,736	$69,432,155	$64,265,881	$201,233,995
Income receivable	40,671	71,177	100,132	1,894,291
Receivable for capital shares issued	3,776	400	547	—
Receivable for investments sold	—	—	—	1,463,041
Prepaid expenses and other assets	10,796	11,155	4,937	14,867

Total Assets	76,096,979	69,514,887	64,371,497	204,606,194

Liabilities:
Distributions payable	—	—	—	65,100
Payable for capital shares redeemed	335,311	193,818	197,092	676,682
Payable for investments purchased	—	—	—	1,104,004
Accrued expenses and other payables:
Investment advisory fees	21,747	19,791	18,086	77,936
Sub-investment advisory fees	15,533	14,136	12,918	—
Administration and sub-administration fees	5,592	5,089	4,651	15,587
Compliance service fees	865	774	726	2,469
Distribution fees	2,292	1,495	1,057	1,576
Other fees	35,796	31,061	27,422	57,594

Total Liabilities	417,136	266,164	261,952	2,000,948

Net Assets:
Capital (no par value)	187,949,372	113,101,605	107,253,475	199,069,554
Undistributed (distributions in excess of) net investment income	—	27,870	27,494	(41,189)
Accumulated net realized losses from investments	(110,767,484)	(38,899,291)	(38,963,640)	(405,815)
Net unrealized appreciation (depreciation) on investments	(1,502,045)	(4,981,461)	(4,207,784)	3,982,696

Net Assets	$75,679,843	$69,248,723	$64,109,545	$202,605,246

Net Assets
Class A	$7,329,060	$4,597,369	$2,149,564	$3,355,846
Class B	480,710	235,761	248,664	519,129
Class C	438,880	394,016	467,752	462,306
Class Y	67,431,193	64,021,577	61,243,565	198,267,965

Total	$75,679,843	$69,248,723	$64,109,545	$202,605,246

Outstanding units of beneficial interest (shares)
Class A	1,023,848	494,572	374,630	305,365
Class B	73,257	27,178	44,390	47,345
Class C	66,896	45,548	83,221	42,152
Class Y	9,110,787	6,828,059	10,642,316	17,935,786

Total	10,274,788	7,395,357	11,144,557	18,330,648

Net Asset Value
Class A—redemption price per share	$7.16	$9.30	$5.74	$10.99

Class A—maximum sales charge	5.25%	5.25%	5.25%	4.00%

Class A—maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent)	$7.56	$9.82	$6.06	$11.45

Class B—offering price per share*	$6.56	$8.67	$5.60	$10.96

Class C—offering price per share*	$6.56	$8.65	$5.62	$10.97

Class Y—offering and redemption price per share	$7.40	$9.38	$5.75	$11.05

*	Redemption price per share varies based on length of time shares are held.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Assets and Liabilities, continued

July 31, 2009

	Tax-Free Securities Fund	High Grade Short Intermediate Fixed Income Fund	Tax-Free Short Intermediate Securities Fund	U.S. Government Short Fixed Income Fund
Assets:
Investments, at cost	$226,076,722	$56,104,473	$61,457,361	$69,150,904

Investments, at value	$236,226,554	$57,752,278	$62,844,055	$69,651,081
Income receivable	2,194,982	417,005	477,968	585,172
Receivable for capital shares issued	1,371,540	16,720	825,181	5,753
Receivable for investments sold	—	29,670	—	—
Prepaid expenses and other assets	14,524	4,034	3,350	4,895

Total Assets	239,807,600	58,219,707	64,150,554	70,246,901

Liabilities:
Distributions payable	74,197	18,643	21,303	6,699
Payable for capital shares redeemed	21,726	192,867	—	312,142
Payable for investments purchased	—	—	1,123,970	—
Accrued expenses and other payables:
Investment advisory fees	90,436	6,694	20,965	8,010
Administration and sub-administration fees	18,087	4,420	4,717	5,440
Compliance service fees	2,853	689	734	831
Distribution fees	1,508	646	396	1,425
Other fees	68,181	23,995	24,584	26,849

Total Liabilities	276,988	247,954	1,196,669	361,396

Net Assets:
Capital (no par value)	231,472,578	57,371,195	62,425,698	69,960,812
Undistributed (distributions in excess of) net investment income	29,108	(18,643)	(21,303)	—
Accumulated net realized losses from investments	(2,120,906)	(1,028,604)	(837,204)	(575,484)
Net unrealized appreciation (depreciation) on investments	10,149,832	1,647,805	1,386,694	500,177

Net Assets	$239,530,612	$57,971,753	$62,953,885	$69,885,505

Net Assets
Class A	$5,904,273	$1,215,917	$1,829,395	$1,706,881
Class B	266,855	—	—	213,628
Class C	11,334	439,344	10,999	1,008,613
Class Y	233,348,150	56,316,492	61,113,491	66,956,383

Total	$239,530,612	$57,971,753	$62,953,885	$69,885,505

Outstanding units of beneficial interest (shares)
Class A	594,398	121,473	178,325	164,074
Class B	26,861	—	—	20,540
Class C	1,139	43,932	1,072	96,924
Class Y	23,395,727	5,616,106	5,924,222	6,430,130

Total	24,018,125	5,781,511	6,103,619	6,711,668

Net Asset Value
Class A—redemption price per share	$9.93	$10.01	$10.26	$10.40

Class A—maximum sales charge	4.00%	2.25%	2.25%	2.25%

Class A—maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent)	$10.34	$10.24	$10.50	$10.64

Class B—offering price per share*	$9.93	—	—	$10.40

Class C—offering price per share*	$9.95	$10.00	$10.26	$10.41

Class Y—offering and redemption price per share	$9.97	$10.03	$10.32	$10.41

*	Redemption price per share varies based on length of time shares are held.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Operations

Year Ended July 31, 2009

	New Asia Growth Fund	International Stock Fund	Small Cap Fund	Mid-Cap Fund
Investment Income:
Dividend income	$1,836,749	$2,504,017	$2,413,127	$688,713
Interest income	6	8,282	—	—
Foreign tax withholding	(160,660)	(199,574)	(1,048)	—

Total Investment Income	1,676,095	2,312,725	2,412,079	688,713

Expenses:
Investment advisory fees	237,725	407,023	868,197	213,993
Sub-investment advisory fees	297,155	495,838	1,210,688	71,331
Administration and sub-administration fees	53,488	81,405	170,091	32,099
Distribution fees—Class A	11,940	4,018	283,595	1,530
Distribution fees—Class B	692	641	8,352	—
Distribution fees—Class C	3,919	2,748	96,928	2,137
Accounting fees	60,452	96,475	151,505	31,064
Compliance service fees	7,375	11,900	24,565	4,530
Custodian fees	112,076	236,913	86,981	35,819
Transfer agent fees	63,385	59,296	291,734	52,553
Trustee fees	9,800	17,081	33,574	6,218
Other fees	66,924	87,904	344,894	34,089

Total expenses before reductions	924,931	1,501,242	3,571,104	485,363
Less expenses waived/reimbursed by the Adviser	(45)	(90,452)	(260,173)	(89,176)
Less expenses waived by the Distributor—Class A	(4,478)	(1,507)	(106,348)	(574)
Less expenses waived by the Distributor—Class B	—	—	(6,261)	—

Net Expenses	920,408	1,409,283	3,198,322	395,613

Net Investment Income (Loss)	755,687	903,442	(786,243)	293,100

Realized/Unrealized Gains (Losses) from Investments, Futures and Foreign Currency Transactions:
Net realized losses from investments and foreign currency transactions	(8,539,204)	(45,609,416)	(100,758,044)	(18,971,714)
Net realized losses from futures transactions	—	—	(283,712)	—
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	(4,365,208)	(5,784,197)	9,452,952	3,275,652

Net realized/unrealized losses from investments, futures and foreign currency transactions	(12,904,412)	(51,393,613)	(91,588,804)	(15,696,062)

Change in net assets resulting from operations	$(12,148,725)	$(50,490,171)	$(92,375,047)	$(15,402,962)

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Operations, continued

Year Ended July 31, 2009

	Growth Stock Fund	Growth and Income Fund	Value Fund	High Grade Core Fixed Income Fund
Investment Income:
Dividend income	$1,616,502	$1,989,204	$2,315,095	$22,545
Interest income	—	—	—	11,951,876

Total Investment Income	1,616,502	1,989,204	2,315,095	11,974,421

Expenses:
Investment advisory fees	488,190	434,589	404,484	1,413,407
Sub-investment advisory fees	221,904	197,540	183,856	—
Administration and sub-administration fees	79,886	71,115	66,189	212,013
Distribution fees—Class A	25,366	16,065	6,525	12,073
Distribution fees—Class B	10,229	5,101	3,154	7,082
Distribution fees—Class C	8,246	8,019	8,361	7,254
Accounting fees	65,417	57,501	54,907	180,821
Compliance service fees	11,179	9,969	9,313	29,160
Custodian fees	26,261	24,534	24,357	25,370
Transfer agent fees	94,017	74,968	57,914	63,578
Trustee fees	15,258	13,616	12,677	38,235
Other fees	117,878	90,092	61,717	172,480

Total expenses before reductions	1,163,831	1,003,109	893,454	2,161,473
Less expenses waived/reimbursed by the Adviser	(177,556)	(158,034)	(147,090)	(353,358)
Less expenses waived by the Distributor—Class A	(9,512)	(6,024)	(2,447)	(4,527)

Net Expenses	976,763	839,051	743,917	1,803,588

Net Investment Income	639,739	1,150,153	1,571,178	10,170,833

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investments	(30,155,245)	(29,435,660)	(33,417,085)	789,365
Change in unrealized appreciation/depreciation on investments	2,921,766	552,595	7,835,932	4,772,498

Net realized/unrealized gains (losses) from investments	(27,233,479)	(28,883,065)	(25,581,153)	5,561,863

Change in net assets resulting from operations	$(26,593,740)	$(27,732,912)	$(24,009,975)	$15,732,696

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Operations, continued

Year Ended July 31, 2009

	Tax-Free Securities Fund	High Grade Short Intermediate Fixed Income Fund	Tax-Free Short Intermediate Securities Fund	U.S. Government Short Fixed Income Fund
Investment Income:
Dividend income	$16,567	$4,047	$18,436	$2,735
Interest income	12,011,465	2,682,486	1,751,841	1,819,892

Total Investment Income	12,028,032	2,686,533	1,770,277	1,822,627

Expenses:
Investment advisory fees	1,451,672	302,282	268,854	287,615
Administration and sub-administration fees	217,752	54,411	48,394	64,714
Distribution fees—Class A	20,693	4,159	5,884	8,947
Distribution fees—Class B	5,572	—	—	3,676
Distribution fees—Class C	111	4,581	108	10,135
Accounting fees	182,276	51,625	44,703	52,843
Compliance service fees	29,792	7,430	6,598	8,880
Custodian fees	55,960	16,984	18,931	16,427
Transfer agent fees	55,856	52,144	51,159	53,915
Trustee fees	38,489	9,555	8,196	11,302
Other fees	172,180	51,712	45,585	63,934

Total expenses before reductions	2,230,353	554,883	498,412	582,388
Less expenses waived/reimbursed by the Adviser	(362,931)	(231,607)	(53,775)	(252,024)
Less expenses waived by the Distributor—Class A	(7,760)	(1,560)	(2,207)	(3,355)

Net Expenses	1,859,662	321,716	442,430	327,009

Net Investment Income	10,168,370	2,364,817	1,327,847	1,495,618

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investments	(2,120,906)	663,174	(82,600)	1,572,643
Change in unrealized appreciation/depreciation on investments	2,752,064	1,374,033	708,487	(584,570)

Net realized/unrealized gains from investments	631,158	2,037,207	625,887	988,073

Change in net assets resulting from operations	$10,799,528	$4,402,024	$1,953,734	$2,483,691

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets

	New Asia Growth Fund		International Stock Fund		Small Cap Fund
	Year Ended July 31, 2009	Year Ended July 31, 2008	Year Ended July 31, 2009	Year Ended July 31, 2008	Year Ended July 31, 2009	Year Ended July 31, 2008
From Investment Activities:
Operations:
Net investment income (loss)	$755,687	$1,448,040	$903,442	$3,212,257	$(786,243)	$(2,529,157)
Net realized gains (losses) from investments and foreign currency transactions	(8,539,204)	21,491,476	(45,609,416)	22,613,383	(100,758,044)	(54,823,424)
Net realized losses from futures transactions	—	—	—	—	(283,712)	(116,732)
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	(4,365,208)	(27,565,224)	(5,784,197)	(44,515,682)	9,452,952	2,123,071

Change in net assets resulting from operations	(12,148,725)	(4,625,708)	(50,490,171)	(18,690,042)	(92,375,047)	(55,346,242)

Distributions to Class A Shareholders:
From net investment income	(28,520)	(49,236)	(3,375)	(17,830)	—	—
From net realized gains	(664,868)	(554,220)	(228,207)	(126,628)	(287,280)	(32,778,648)
From return of capital	—	—	(2,147)	—	—	—
Distributions to Class B Shareholders:
From net investment income	(568)	(1,960)	—	(875)	—	—
From net realized gains	(19,278)	(101,202)	(17,199)	(36,630)	(3,806)	(369,645)
From return of capital	—	—	(63)	—	—	—
Distributions to Class C Shareholders:
From net investment income	(2,751)	(4,998)	—	(2,605)	—	—
From net realized gains	(90,936)	(115,822)	(67,080)	(42,315)	(43,196)	(4,182,152)
From return of capital	—	—	(299)	—	—	—
Distributions to Class Y Shareholders:
From net investment income	(582,674)	(1,349,279)	(437,376)	(2,692,270)	—	—
From net realized gains	(10,997,817)	(18,299,741)	(20,315,206)	(15,706,421)	(466,969)	(36,706,704)
From return of capital	—	—	(178,285)	—	—	—

Change in net assets from shareholder distributions	(12,387,412)	(20,476,458)	(21,249,237)	(18,625,574)	(801,251)	(74,037,149)

Capital Transactions:
Change in net assets from capital share transactions	7,298,484	6,063,374	(32,451,516)	(26,284,769)	(86,346,767)	(94,276,129)

Change in net assets	(17,237,653)	(19,038,792)	(104,190,924)	(63,600,385)	(179,523,065)	(223,659,520)

Net Assets:
Beginning of year	98,819,510	117,858,302	184,948,025	248,548,410	312,788,485	536,448,005

End of year	$81,581,857	$98,819,510	$80,757,101	$184,948,025	$133,265,420	$312,788,485

Undistributed (distributions in excess of) net investment income	$(163,007)	$(19,628)	$(244,504)	$(243,491)	$—	$—

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets, continued

	New Asia Growth Fund		International Stock Fund		Small Cap Fund
	Year Ended July 31, 2009	Year Ended July 31, 2008	Year Ended July 31, 2009	Year Ended July 31, 2008	Year Ended July 31, 2009	Year Ended July 31, 2008
Capital Transactions:
Class A:
Proceeds from shares issued	$1,290,731	$3,638,780	$321,788	$1,711,745	$19,252,930	$54,485,249
Dividends reinvested	609,441	491,158	187,513	121,615	265,528	29,790,004
Cost of shares redeemed	(1,790,719)	(1,346,583)	(321,376)	(1,024,267)	(50,459,393)	(134,813,450)

Change in net assets from Class A	$109,453	$2,783,355	$187,925	$809,093	$(30,940,935)	$(50,538,197)

Class B:
Proceeds from shares issued	$14	$29,107	$—	$7,195	$1,813	$—
Dividends reinvested	11,571	70,940	14,365	34,059	3,557	352,112
Cost of shares redeemed	(56,026)	(553,207)	(71,619)	(487,378)	(417,697)	(749,008)

Change in net assets from Class B	$(44,441)	$(453,160)	$(57,254)	$(446,124)	$(412,327)	$(396,896)

Class C:
Proceeds from shares issued	$78,255	$294,199	$84,209	$118,886	$719,942	$5,709,916
Dividends reinvested	93,687	115,782	67,380	44,920	39,260	3,660,806
Cost of shares redeemed	(274,045)	(162,325)	(225,783)	(219,349)	(5,326,435)	(9,110,895)

Change in net assets from Class C	$(102,103)	$247,656	$(74,194)	$(55,543)	$(4,567,233)	$259,827

Class Y:
Proceeds from shares issued	$25,514,120	$15,043,651	$6,172,005	$32,508,758	$29,812,102	$40,232,542
Dividends reinvested	11,132,848	16,269,905	20,310,900	12,911,597	439,981	31,750,368
Cost of shares redeemed	(29,311,393)	(27,828,033)	(58,990,898)	(72,012,550)	(80,678,355)	(115,583,773)

Change in net assets from Class Y	$7,335,575	$3,485,523	$(32,507,993)	$(26,592,195)	$(50,426,272)	$(43,600,863)

Change in net assets from capital transactions	$7,298,484	$6,063,374	$(32,451,516)	$(26,284,769)	$(86,346,767)	$(94,276,129)

Share Transactions:
Class A:
Issued	124,683	180,451	56,582	126,598	2,142,099	3,543,506
Reinvested	69,895	23,416	38,425	9,282	31,423	2,006,061
Redeemed	(163,774)	(65,431)	(45,752)	(82,437)	(5,490,925)	(9,127,829)

Net change in Class A	30,804	138,436	49,255	53,443	(3,317,403)	(3,578,262)

Class B:
Issued	—	1,241	—	561	265	—
Reinvested	1,445	3,558	3,207	2,729	463	26,005
Redeemed	(5,579)	(28,823)	(9,973)	(40,391)	(48,713)	(52,967)

Net change in Class B	(4,134)	(24,024)	(6,766)	(37,101)	(47,985)	(26,962)

Class C:
Issued	8,071	14,913	16,249	9,721	82,057	390,136
Reinvested	11,746	5,843	15,074	3,620	5,132	270,170
Redeemed	(24,616)	(8,536)	(40,040)	(18,360)	(653,137)	(682,682)

Net change in Class C	(4,799)	12,220	(8,717)	(5,019)	(565,948)	(22,376)

Class Y:
Issued	2,332,512	692,522	956,987	2,448,112	3,125,164	2,639,823
Reinvested	1,250,908	757,898	4,050,763	957,057	50,806	2,091,592
Redeemed	(2,529,919)	(1,316,500)	(8,733,942)	(5,586,734)	(8,927,671)	(7,230,631)

Net change in Class Y	1,053,501	133,920	(3,726,192)	(2,181,565)	(5,751,701)	(2,499,216)

Change in shares	1,075,372	260,552	(3,692,420)	(2,170,242)	(9,683,037)	(6,126,816)

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets, continued

	Mid-Cap Fund		Growth Stock Fund		Growth and Income Fund
	Year Ended July 31, 2009	Year Ended July 31, 2008	Year Ended July 31, 2009	Year Ended July 31, 2008	Year Ended July 31, 2009	Year Ended July 31, 2008
From Investment Activities:
Operations:
Net investment income	$293,100	$297,752	$639,739	$811,698	$1,150,153	$1,405,809
Net realized losses from investments	(18,971,714)	(4,586,678)	(30,155,245)	(3,434,390)	(29,435,660)	(9,290,726)
Change in unrealized appreciation/depreciation on investments	3,275,652	(5,400,714)	2,921,766	(7,391,794)	552,595	(6,754,078)

Change in net assets resulting from operations	(15,402,962)	(9,689,640)	(26,593,740)	(10,014,486)	(27,732,912)	(14,638,995)

Distributions to Class A Shareholders:
From net investment income	(1,980)	(1,731)	(38,087)	(29,746)	(52,988)	(43,313)
From net realized gains	—	(70,748)	—	—	—	(307,734)
Distributions to Class B Shareholders:
From net investment income	—	—	(1,440)	(5,399)	(2,958)	(2,163)
From net realized gains	—	—	—	—	—	(138,122)
Distributions to Class C Shareholders:
From net investment income	(457)	—	(1,358)	(2,039)	(5,514)	(1,755)
From net realized gains	—	(49,554)	—	—	—	(102,454)
Distributions to Class Y Shareholders:
From net investment income	(278,932)	(344,034)	(605,741)	(798,007)	(1,106,658)	(1,312,747)
From net realized gains	—	(7,523,615)	—	—	—	(7,376,837)

Change in net assets from shareholder distributions	(281,369)	(7,989,682)	(646,626)	(835,191)	(1,168,118)	(9,285,125)

Capital Transactions:
Change in net assets from capital share transactions	(8,146,322)	2,047,497	(25,386,751)	(30,189,419)	(18,192,720)	(14,794,129)

Change in net assets	(23,830,653)	(15,631,825)	(52,627,117)	(41,039,096)	(47,093,750)	(38,718,249)

Net Assets:
Beginning of year	55,964,430	71,596,255	128,306,960	169,346,056	116,342,473	155,060,722

End of year	$32,133,777	$55,964,430	$75,679,843	$128,306,960	$69,248,723	$116,342,473

Undistributed net investment income	$11,731	$—	$—	$—	$27,870	$45,835

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets, continued

	Mid-Cap Fund		Growth Stock Fund		Growth and Income Fund
	Year Ended July 31, 2009	Year Ended July 31, 2008	Year Ended July 31, 2009	Year Ended July 31, 2008	Year Ended July 31, 2009	Year Ended July 31, 2008
Capital Transactions:
Class A:
Proceeds from shares issued	$135,126	$75,916	$1,757,752	$2,694,225	$1,026,862	$1,509,204
Dividends reinvested	1,612	59,165	35,400	27,639	50,364	337,535
Cost of shares redeemed	(58,487)	(115,068)	(943,910)	(2,202,836)	(642,490)	(1,492,254)

Change in net assets from Class A	$78,251	$20,013	$849,242	$519,028	$434,736	$354,485

Class B:
Proceeds from shares issued			$—	$14,185	$20	$71,441
Dividends reinvested			1,289	5,034	2,662	131,214
Cost of shares redeemed			(1,275,009)	(3,445,106)	(593,386)	(1,887,739)

Change in net assets from Class B			$(1,273,720)	$(3,425,887)	$(590,704)	$(1,685,084)

Class C:
Proceeds from shares issued	$54,956	$128,344	$149,355	$236,790	$160,132	$294,079
Dividends reinvested	457	49,083	1,358	2,039	5,514	104,209
Cost of shares redeemed	(196,664)	(162,507)	(736,147)	(682,628)	(767,117)	(537,375)

Change in net assets from Class C	$(141,251)	$14,920	$(585,434)	$(443,799)	$(601,471)	$(139,087)

Class Y:
Proceeds from shares issued	$6,151,753	$11,415,749	$11,826,933	$11,899,047	$12,082,284	$13,351,033
Dividends reinvested	64,693	6,269,439	218,670	190,834	359,710	5,354,562
Cost of shares redeemed	(14,299,768)	(15,672,624)	(36,422,442)	(38,928,642)	(29,877,275)	(32,030,038)

Change in net assets from Class Y	$(8,083,322)	$2,012,564	$(24,376,839)	$(26,838,761)	$(17,435,281)	$(13,324,443)

Change in net assets from capital transactions	$(8,146,322)	$2,047,497	$(25,386,751)	$(30,189,419)	$(18,192,720)	$(14,794,129)

Share Transactions:
Class A:
Issued	22,391	7,213	264,975	290,428	117,913	112,475
Reinvested	279	5,722	5,482	3,007	5,828	24,202
Redeemed	(8,651)	(11,159)	(140,217)	(235,103)	(70,451)	(108,455)

Change in Class A	14,019	1,776	130,240	58,332	53,290	28,222

Class B:
Issued			—	1,648	2	5,253
Reinvested			226	609	334	10,024
Redeemed			(205,979)	(399,454)	(70,735)	(147,616)

Change in Class B			(205,753)	(397,197)	(70,399)	(132,339)

Class C:
Issued	9,297	12,717	24,616	27,220	19,330	23,176
Reinvested	83	4,864	238	247	698	7,968
Redeemed	(29,420)	(16,513)	(117,501)	(78,233)	(91,610)	(44,024)

Change in Class C	(20,040)	1,068	(92,647)	(50,766)	(71,582)	(12,880)

Class Y:
Issued	1,051,847	1,013,542	1,702,366	1,229,182	1,390,452	961,111
Reinvested	11,072	604,906	32,759	20,245	41,281	380,211
Redeemed	(2,387,083)	(1,527,979)	(5,472,691)	(4,011,283)	(3,394,502)	(2,357,842)

Change in Class Y	(1,324,164)	90,469	(3,737,566)	(2,761,856)	(1,962,769)	(1,016,520)

Change in shares	(1,330,185)	93,313	(3,905,726)	(3,151,487)	(2,051,460)	(1,133,517)

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets, continued

	Value Fund		High Grade Core Fixed Income Fund		Tax-Free Securities Fund
	Year Ended July 31, 2009	Year Ended July 31, 2008	Year Ended July 31, 2009	Year Ended July 31, 2008	Year Ended July 31, 2009	Year Ended July 31, 2008
From Investment Activities:
Operations:
Net investment income	$1,571,178	$2,045,348	$10,170,833	$13,839,082	$10,168,370	$12,082,995
Net realized gains (losses) from investments	(33,417,085)	(5,434,126)	789,365	2,618,457	(2,120,906)	341,698
Change in unrealized appreciation/depreciation on investments	7,835,932	(15,681,950)	4,772,498	(377,812)	2,752,064	(3,883,418)

Change in net assets resulting from operations	(24,009,975)	(19,070,728)	15,732,696	16,079,727	10,799,528	8,541,275

Distributions to Class A Shareholders:
From net investment income	(32,053)	(32,755)	(122,040)	(139,029)	(204,462)	(220,589)
From net realized gains	—	(429,326)	—	—	(6,985)	(5,521)
Distributions to Class B Shareholders:
From net investment income	(3,773)	(4,487)	(23,521)	(44,972)	(18,145)	(28,928)
From net realized gains	—	(155,040)	—	—	(956)	(850)
Distributions to Class C Shareholders:
From net investment income	(9,484)	(10,382)	(23,972)	(34,469)	(349)	(367)
From net realized gains	—	(309,838)	—	—	(16)	(11)
Distributions to Class Y Shareholders:
From net investment income	(1,497,601)	(2,049,266)	(9,873,931)	(13,416,292)	(9,916,410)	(11,833,111)
From net realized gains	—	(23,050,183)	—	—	(333,728)	(274,361)

Change in net assets from shareholder distributions	(1,542,911)	(26,041,277)	(10,043,464)	(13,634,762)	(10,481,051)	(12,363,738)

Capital Transactions:
Change in net assets from capital share transactions	(18,779,184)	3,852,288	(86,898,398)	(32,459,786)	(20,846,984)	(25,415,866)

Change in net assets	(44,332,070)	(41,259,717)	(81,209,166)	(30,014,821)	(20,528,507)	(29,238,329)

Net Assets:
Beginning of year	108,441,615	149,701,332	283,814,412	313,829,233	260,059,119	289,297,448

End of year	$64,109,545	$108,441,615	$202,605,246	$283,814,412	$239,530,612	$260,059,119

Undistributed (distributions in excess of) net investment income	$27,494	$1	$(41,189)	$(41,189)	$29,108	$91

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets, continued

	Value Fund		High Grade Core Fixed Income Fund		Tax-Free Securities Fund
	Year Ended July 31, 2009	Year Ended July 31, 2008	Year Ended July 31, 2009	Year Ended July 31, 2008	Year Ended July 31, 2009	Year Ended July 31, 2008
Capital Transactions:
Class A:
Proceeds from shares issued	$659,700	$456,292	$1,236,816	$826,735	$1,053,806	$498,673
Dividends reinvested	25,493	338,110	95,436	105,649	124,460	127,806
Cost of shares redeemed	(260,416)	(796,094)	(1,313,720)	(808,729)	(424,436)	(927,100)

Change in net assets from Class A	$424,777	$(1,692)	$18,532	$123,655	$753,830	$(300,621)

Class B:
Proceeds from shares issued	$3,388	$—	$1,891	$3,943	$—	$—
Dividends reinvested	3,248	146,800	18,203	35,224	11,903	18,618
Cost of shares redeemed	(160,731)	(445,215)	(395,513)	(813,173)	(471,835)	(380,239)

Change in net assets from Class B	$(154,095)	$(298,415)	$(375,419)	$(774,006)	$(459,932)	$(361,621)

Class C:
Proceeds from shares issued	$176,322	$380,806	$127,115	$213,276	$(31)	$—
Dividends reinvested	9,483	320,220	23,758	34,016	365	376
Cost of shares redeemed	(723,636)	(628,394)	(565,165)	(358,844)	—	—

Change in net assets from Class C	$(537,831)	$72,632	$(414,292)	$(111,552)	$334	$376

Class Y:
Proceeds from shares issued	$9,229,528	$19,168,810	$25,304,699	$28,701,064	$44,671,807	$36,520,216
Dividends reinvested	422,435	16,321,574	2,231,165	2,884,573	365,071	855,113
Cost of shares redeemed	(28,163,998)	(31,410,621)	(113,663,083)	(63,283,520)	(66,178,094)	(62,129,329)

Change in net assets from Class Y	$(18,512,035)	$4,079,763	$(86,127,219)	$(31,697,883)	$(21,141,216)	$(24,754,000)

Change in net assets from capital transactions	$(18,779,184)	$3,852,288	$(86,898,398)	$(32,459,786)	$(20,846,984)	$(25,415,866)

Share Transactions:
Class A:
Issued	128,185	54,574	114,300	76,384	106,580	49,591
Reinvested	4,806	39,581	8,875	9,754	12,751	12,772
Redeemed	(48,687)	(84,535)	(122,509)	(74,762)	(43,536)	(92,290)

Change in Class A	84,304	9,620	666	11,376	75,795	(29,927)

Class B:
Issued	683	—	172	365	—	—
Reinvested	632	17,576	1,700	3,259	1,223	1,860
Redeemed	(29,719)	(51,354)	(37,043)	(75,287)	(48,137)	(37,848)

Change in Class B	(28,404)	(33,778)	(35,171)	(71,663)	(46,914)	(35,988)

Class C:
Issued	33,963	45,653	11,868	19,541	—	—
Reinvested	1,859	38,260	2,218	3,147	37	38
Redeemed	(134,274)	(78,808)	(52,483)	(33,070)	—	—

Change in Class C	(98,452)	5,105	(38,397)	(10,382)	37	38

Class Y:
Issued	1,790,583	2,135,840	2,343,136	2,630,979	4,541,880	3,634,039
Reinvested	79,510	1,906,746	206,647	265,539	39,020	85,379
Redeemed	(5,248,484)	(3,621,798)	(10,525,633)	(5,823,053)	(6,747,130)	(6,169,494)

Change in Class Y	(3,378,391)	420,788	(7,975,850)	(2,926,535)	(2,166,230)	(2,450,076)

Change in shares	(3,420,943)	401,735	(8,048,752)	(2,997,204)	(2,137,312)	(2,515,953)

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets, continued

	High Grade Short Intermediate Fixed Income Fund		Tax-Free Short Intermediate Securities Fund		U.S. Government Short Fixed Income Fund
	Year Ended July 31, 2009	Year Ended July 31, 2008	Year Ended July 31, 2009	Year Ended July 31, 2008	Year Ended July 31, 2009	Year Ended July 31, 2008
From Investment Activities:
Operations:
Net investment income	$2,364,817	$2,812,625	$1,327,847	$1,600,839	$1,495,618	$3,393,550
Net realized gains (losses) from investments	663,174	667,701	(82,600)	8,348	1,572,643	717,346
Change in unrealized appreciation/depreciation on investments	1,374,033	441,526	708,487	625,732	(584,570)	1,004,440

Change in net assets resulting from operations	4,402,024	3,921,852	1,953,734	2,234,919	2,483,691	5,115,336

Distributions to Class A Shareholders:
From net investment income	(39,661)	(40,697)	(33,725)	(63,059)	(46,855)	(94,683)
Distributions to Class B Shareholders:
From net investment income	—	—	—	—	(4,778)	(18,221)
Distributions to Class C Shareholders:
From net investment income	(13,966)	(16,899)	(171)	(243)	(10,828)	(31,569)
Distributions to Class Y Shareholders:
From net investment income	(2,388,712)	(2,752,365)	(1,317,060)	(1,537,537)	(1,433,157)	(3,249,077)

Change in net assets from shareholder distributions	(2,442,339)	(2,809,961)	(1,350,956)	(1,600,839)	(1,495,618)	(3,393,550)

Capital Transactions:
Change in net assets from capital share transactions	(7,682,970)	(1,719,939)	12,832,358	(4,135,556)	(6,432,935)	(16,415,431)

Change in net assets	(5,723,285)	(608,048)	13,435,136	(3,501,476)	(5,444,862)	(14,693,645)

Net Assets:
Beginning of year	63,695,038	64,303,086	49,518,749	53,020,225	75,330,367	90,024,012

End of year	$57,971,753	$63,695,038	$62,953,885	$49,518,749	$69,885,505	$75,330,367

Undistributed (distributions in excess of) net investment income	$(18,643)	$(7,382)	$(21,303)	$762	$—	$—

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets, continued

	High Grade Short Intermediate Fixed Income Fund		Tax-Free Short Intermediate Securities Fund		U.S. Government Short Fixed Income Fund
	Year Ended July 31, 2009	Year Ended July 31, 2008	Year Ended July 31, 2009	Year Ended July 31, 2008	Year Ended July 31, 2009	Year Ended July 31, 2008
Capital Transactions:
Class A:
Proceeds from shares issued	$273,421	$96,490	$605,312	$19,987	$790,373	$858,808
Dividends reinvested	35,826	36,453	27,245	51,745	34,944	54,613
Cost of shares redeemed	(148,855)	(109,635)	(777,631)	(317,241)	(1,938,921)	(451,758)

Change in net assets from Class A	$160,392	$23,308	$(145,074)	$(245,509)	$(1,113,604)	$461,663

Class B:
Proceeds from shares issued					$17,338	$45,565
Dividends reinvested					4,461	16,895
Cost of shares redeemed					(268,025)	(446,815)

Change in net assets from Class B					$(246,226)	$(384,355)

Class C:
Proceeds from shares issued	$204,463	$86,028	$—	$—	$517,208	$225,776
Dividends reinvested	13,815	16,723	172	241	10,652	31,069
Cost of shares redeemed	(257,142)	(158,013)	—	—	(461,712)	(466,888)

Change in net assets from Class C	$(38,864)	$(55,262)	$172	$241	$66,148	$(210,043)

Class Y:
Proceeds from shares issued	$15,734,795	$18,166,175	$27,121,911	$10,990,527	$13,934,900	$23,194,578
Dividends reinvested	580,677	544,487	3,964	78,588	495,372	1,347,356
Cost of shares redeemed	(24,119,970)	(20,398,647)	(14,148,615)	(14,959,403)	(19,569,525)	(40,824,630)

Change in net assets from Class Y	$(7,804,498)	$(1,687,985)	$12,977,260	$(3,890,288)	$(5,139,253)	$(16,282,696)

Change in net assets from capital transactions	$(7,682,970)	$(1,719,939)	$12,832,358	$(4,135,556)	$(6,432,935)	$(16,415,431)

Share Transactions:
Class A:
Issued	27,534	9,913	59,232	1,966	76,556	83,669
Reinvested	3,644	3,755	2,678	5,114	3,374	5,330
Redeemed	(15,195)	(11,302)	(76,400)	(31,280)	(186,066)	(43,927)

Change in Class A	15,983	2,366	(14,490)	(24,200)	(106,136)	45,072

Class B:
Issued					1,676	4,490
Reinvested					431	1,651
Redeemed					(25,816)	(43,853)

Change in Class B					(23,709)	(37,712)

Class C:
Issued	20,729	8,842	—	—	49,905	22,011
Reinvested	1,406	1,724	17	24	1,030	3,034
Redeemed	(26,043)	(16,269)	—	—	(44,441)	(45,562)

Change in Class C	(3,908)	(5,703)	17	24	6,494	(20,517)

Class Y:
Issued	1,596,815	1,874,839	2,644,094	1,081,831	1,340,777	2,254,832
Reinvested	59,036	56,045	388	7,712	47,792	131,548
Redeemed	(2,446,981)	(2,092,111)	(1,382,504)	(1,472,590)	(1,888,122)	(3,979,619)

Change in Class Y	(791,130)	(161,227)	1,261,978	(383,047)	(499,553)	(1,593,239)

Change in shares	(779,055)	(164,564)	1,247,505	(407,223)	(622,904)	(1,606,396)

See notes to financial statements.

PACIFIC CAPITAL FUNDS

New Asia Growth Fund

Schedule of Portfolio Investments

July 31, 2009

Shares	Security Description	Value ($)
Common Stocks (96.4%)
Cayman Islands (2.6%)
Consumer Discretionary (1.6%)
220,000	Hengan International Group Co. Ltd.	1,280,291

Consumer Staples (1.0%)
450,000	Tingyi (Cayman Islands) Holding Corp.	833,828

		2,114,119

China (5.2%)
Consumer Discretionary (2.5%)
813,000	China Resources Enterprise Ltd.	2,033,077

Energy (1.2%)
902,000	China Oilfield Services Ltd., Class H	983,496

Telecommunications (1.5%)
2,278,000	China Telecom Corp. Ltd., Class H	1,187,530

		4,204,103

Hong Kong (21.2%)
Consumer Discretionary (5.8%)
274,000	Cheung Kong Holdings Ltd.	3,539,111
165,700	Esprit Holdings Ltd.	1,197,347

		4,736,458

Energy (1.0%)
631,500	CNOOC Ltd.	849,084

Financials (2.8%)
443,000	Hang Lung Group Ltd.	2,295,085

Industrials (5.1%)
372,000	Swire Pacific Ltd., Class A	4,178,508

Information Technology (0.2%)
262,000	Lenovo Group Ltd.	124,411

Utilities (6.3%)
207,000	CLP Holdings Ltd.	1,407,636
1,650,680	Hong Kong & China Gas Co. Ltd.	3,693,359

		5,100,995

		17,284,541

India (3.8%)
Information Technology (3.8%)
71,100	Infosys Technologies Ltd., ADR	3,059,433

Indonesia (1.1%)
Telecommunications (1.1%)
1,038,000	PT Telekomunikasi Indonesia	936,502

Malaysia (4.9%)
Financials (1.1%)
286,500	Bumiputra-Commerce Holdings Berhad	879,034

Industrials (3.8%)
2,269,050	IOI Corp. Berhad	3,158,621

		4,037,655

Papua New Guinea (8.4%)
Metals and Mining (8.4%)
2,968,898	Lihir Gold Ltd. (a)	6,875,954

Shares	Security Description	Value ($)
Common Stocks, continued
Philippines (3.1%)
Financials (1.6%)
203,488	Ayala Corp.	1,269,948

Telecommunications (1.5%)
13,590	Philippine Long Distance Telephone Co.	719,504
10,100	Philippine Long Distance Telephone Co., ADR	531,967

		1,251,471

		2,521,419

Singapore (12.2%)
Consumer Staples (1.5%)
423,000	Fraser & Neave Ltd.	1,220,079

Financials (5.5%)
72,000	Great Eastern Holdings Ltd.	709,591
701,471	Oversea-Chinese Banking Corp. Ltd.	3,812,555

		4,522,146

Telecommunications (5.2%)
1,207,000	Singapore Telecommunications Ltd.	2,936,127
828,290	Starhub Ltd.	1,289,526

		4,225,653

		9,967,878

South Korea (15.1%)
Consumer Discretionary (5.2%)
21,720	LG Corp.	1,170,994
7,044	Shinsegae Co. Ltd.	3,046,147

		4,217,141

Financials (2.5%)
12,134	Samsung Fire & Marine Insurance Co. Ltd.	2,035,674

Information Technology (6.0%)
16,428	S1 Corp.	747,883
7,003	Samsung Electronics Co. Ltd.	4,129,141

		4,877,024

Pharmaceuticals (1.4%)
7,485	Yuhan Corp.	1,188,676

		12,318,515

Taiwan (12.8%)
Consumer Staples (2.7%)
429,000	President Chain Store Corp.	1,122,269
1,067,394	Uni-President Enterprises Corp.	1,108,140

		2,230,409

Industrials (0.7%)
489,000	AU Optronics Corp.	542,704

Information Technology (7.0%)
579,473	Delta Electronics, Inc.	1,501,775
423,645	Powertech Technology, Inc.	1,136,678
1,685,496	Taiwan Semiconductor Manufacturing Co. Ltd.	3,026,882

		5,665,335

See notes to financial statements.

PACIFIC CAPITAL FUNDS

New Asia Growth Fund

Schedule of Portfolio Investments, continued

July 31, 2009

Shares	Security Description	Value ($)
Common Stocks, continued
Taiwan, continued
Telecommunications (2.4%)
978,599	Chunghwa Telecom Co. Ltd.	1,963,285

		10,401,733

Thailand (6.0%)
Energy (2.3%)
268,800	PTT Public Co. Ltd.	1,896,296

Financials (2.7%)
940,900	Kasikornbank Public Co. Ltd.	2,212,581

Telecommunications (1.0%)
309,600	Advanced Info Service Public Co. Ltd.	825,873

		4,934,750

Total Common Stocks (Cost $73,982,517)		78,656,602

Shares	Security Description	Value ($)
Investment Companies (1.5%)
1,213,060	Victory Federal Money Market Fund, Investor Shares, 0.01% (b)	1,213,060

Total Investment Companies (Cost $1,213,060)		1,213,060

Total Investments (Cost $75,195,577)—97.9%		79,869,662
Other assets in excess of liabilities—2.1%		1,712,195

Net Assets—100.0%		81,581,857

(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the daily yield on July 31, 2009.

ADR—American Depositary Receipt

See notes to financial statements.

PACIFIC CAPITAL FUNDS

International Stock Fund

Schedule of Portfolio Investments

July 31, 2009

Shares	Security Description	Value ($)
Common Stocks (99.3%)
Australia (3.5%)
Financials (1.1%)
12,404	Commonwealth Bank of Australia	443,878
25,879	Westpac Banking Corp.	469,315

		913,193

Health Care (0.7%)
23,006	CSL Ltd.	587,639

Materials (1.7%)
19,078	BHP Billiton Ltd.	603,749
14,132	Rio Tinto Ltd.	713,672

		1,317,421

		2,818,253

Belgium (0.7%)
Consumer Staples (0.7%)
14,514	Anheuser-Busch Inbev NV	577,387

Brazil (4.2%)
Energy (1.4%)
15,696	Petroleo Brasileiro SA, ADR	647,303
13,701	Petroleo Brasileiro SA, ADR, Preferred Shares	461,724

		1,109,027

Financials (0.7%)
31,940	Itau Unibanco Banco Multiplo SA, ADR	571,406

Materials (1.5%)
34,905	Vale SA, ADR, Special Preferred	600,366
33,589	Vale SA, Special ADR	662,711

		1,263,077

Utilities (0.6%)
32,232	Companhia Energetica de Minas Gerais SA, ADR	460,273

		3,403,783

Canada (5.6%)
Consumer Staples (0.6%)
12,274	Shoppers Drug Mart Corp.	512,955

Energy (2.1%)
36,568	Cameco Corp.	1,011,105
21,416	Suncor Energy, Inc.	695,592

		1,706,697

Financials (2.4%)
13,518	Bank of Nova Scotia	576,366
12,107	IGM Financial, Inc.	505,751
33,950	Manulife Financial Corp.	825,325

		1,907,442

Telecommunications (0.5%)
14,295	Rogers Communications, Inc.	397,260

		4,524,354

China (9.8%)
Consumer Discretionary (0.7%)
1,134,000	Denway Motors Ltd.	563,357

Shares	Security Description	Value ($)
Common Stocks, continued
China, continued
Energy (1.4%)
156,500	China Shenhua Energy Co. Ltd.	639,142
396,000	PetroChina Co. Ltd., Class H	470,614

		1,109,756

Financials (4.0%)
468,000	Agile Property Holdings Ltd.	661,860
732,000	China Construction Bank Corp., Class H	590,338
211,950	China Merchants Bank Co. Ltd.	498,300
1,356,000	Industrial and Commercial Bank of China Ltd., Class H	976,345
57,500	Ping An Insurance Co. of China Ltd. (Group)	510,465

		3,237,308

Industrials (2.4%)
859,000	China Communications Construction Co. Ltd., Class H	1,115,066
175,200	Weichai Power Co. Ltd.	800,289

		1,915,355

Information Technology (0.9%)
54,800	Tencent Holdings Ltd.	739,642

Telecommunications (0.4%)
35,000	China Mobile Ltd.	367,622

		7,933,040

Denmark (2.0%)
Health Care (1.0%)
14,011	Novo Nordisk A/S, Class B	824,760

Industrials (1.0%)
11,374	Vestas Wind Systems A/S (a)	801,262

		1,626,022

France (10.4%)
Consumer Discretionary (0.6%)
4,148	PPR	462,203

Consumer Staples (1.9%)
8,465	Carrefour SA	397,308
21,654	Groupe DANONE (b)	1,161,683

		1,558,991

Energy (1.5%)
21,316	Total SA, ADR	1,186,235

Financials (3.2%)
29,296	AXA	619,144
34,588	AXA, ADR	731,190
17,287	BNP Paribas SA	1,260,108

		2,610,442

Materials (0.8%)
16,789	ArcelorMittal	604,128

Telecommunications (1.2%)
11,718	France Telecom SA	292,403
6,331	Iliad SA	675,766

		968,169

See notes to financial statements.

PACIFIC CAPITAL FUNDS

International Stock Fund

Schedule of Portfolio Investments, continued

July 31, 2009

Shares	Security Description	Value ($)
Common Stocks, continued
France, continued
Utilities (1.2%)
12,912	Electricite de France	639,886
8,934	GDF SUEZ	341,275

		981,161

		8,371,329

Germany (6.0%)
Consumer Discretionary (1.1%)
20,519	Adidas	866,423

Consumer Staples (0.5%)
10,587	Henkel AG & Co. KGaA	389,256

Financials (0.7%)
7,099	Deutsche Boerse AG	561,984

Health Care (0.8%)
6,696	Bayer AG	409,942
2,545	Merck KGaA	236,362

		646,304

Industrials (0.6%)
6,246	Siemens AG	497,928

Information Technology (1.6%)
28,116	SAP AG, ADR	1,328,481

Materials (0.7%)
4,036	Wacker Chemie AG	533,754

		4,824,130

Hong Kong (2.5%)
Consumer Discretionary (1.6%)
91,200	Esprit Holdings Ltd.	659,011
208,000	Li & Fung Ltd.	613,280

		1,272,291

Financials (0.5%)
116,000	Hang Lung Properties Ltd.	425,095

Industrials (0.4%)
620,000	China State Construction International Holdings Ltd.	325,608

		2,022,994

India (2.5%)
Financials (1.0%)
7,939	HDFC Bank Ltd., ADR	776,196

Information Technology (1.5%)
28,915	Infosys Technologies Ltd., ADR	1,244,213

		2,020,409

Israel (0.6%)
Health Care (0.6%)
8,767	Teva Pharmaceutical Industries Ltd., ADR	467,632

Italy (1.8%)
Energy (1.8%)
29,221	ENI SpA	680,023
28,262	Saipem SpA	765,242

		1,445,265

Shares	Security Description	Value ($)
Common Stocks, continued
Japan (12.7%)
Consumer Discretionary (2.6%)
624	Jupiter Telecommunications Co. Ltd.	524,342
23,500	Toyota Motor Corp.	991,069
9,110	Yamada Denki Co. Ltd.	570,037

		2,085,448

Consumer Staples (0.4%)
14,200	Seven & I Holdings Co. Ltd.	333,199

Financials (2.7%)
73,000	Bank of Yokohama Ltd. (The)	395,825
58,700	Mitsubishi UFJ Financial Group, Inc.	351,170
45,700	Nomura Holdings, Inc.	400,436
154	Sony Financial Holdings, Inc.	474,810
107,000	Sumitomo Trust & Banking Co. Ltd. (The)	585,837

		2,208,078

Health Care (1.4%)
34,000	Shionogi & Co. Ltd.	704,006
8,900	Terumo Corp.	452,479

		1,156,485

Industrials (2.4%)
7,100	FANUC Ltd.	583,099
24,000	NGK Insulators Ltd.	544,129
36,300	Sumitomo Corp.	359,509
26,000	THK Co. Ltd.	427,058

		1,913,795

Information Technology (1.2%)
10,750	Canon, Inc.	401,094
2,100	Nintendo Co. Ltd.	568,005

		969,099

Materials (1.2%)
17,900	Shin-Etsu Chemical Co. Ltd.	964,909

Telecommunications (0.5%)
71	KDDI Corp.	376,725

Utilities (0.3%)
83,000	OSAKA Gas Co. Ltd.	276,345

		10,284,083

Luxembourg (1.1%)
Telecommunications (1.1%)
11,922	Millicom International Cellular SA (a)	884,016

Mexico (1.4%)
Consumer Staples (0.6%)
13,892	Wal-Mart de Mexico SA de CV, ADR	470,939

Telecommunications (0.8%)
14,673	America Movil SAB de CV, Series L	631,086

		1,102,025

Norway (1.8%)
Energy (0.5%)
35,451	Subsea 7, Inc. (a)	410,937

See notes to financial statements.

PACIFIC CAPITAL FUNDS

International Stock Fund

Schedule of Portfolio Investments, continued

July 31, 2009

Shares	Security Description	Value ($)
Common Stocks, continued
Norway, continued
Industrials (1.3%)
127,028	Renewable Energy Corp. AS (a)(b)	1,009,084

		1,420,021

Russia (2.2%)
Energy (1.6%)
8,524	LUKOIL, ADR	430,803
43,176	OAO Gazprom, ADR	895,902

		1,326,705

Materials (0.6%)
46,250	JSC MMC Norilsk Nickel, ADR (a)	463,887

		1,790,592

Singapore (0.7%)
Financials (0.7%)
56,000	DBS Group Holdings Ltd.	540,228

South Africa (0.6%)
Telecommunications (0.6%)
28,648	MTN Group Ltd.	473,154

South Korea (2.3%)
Financials (0.6%)
11,870	KB Financial Group, Inc. (a)	513,313

Information Technology (1.7%)
2,345	Samsung Electronics Co. Ltd.	1,382,670

		1,895,983

Spain (3.4%)
Consumer Discretionary (0.5%)
7,150	Industria de Diseno Textil SA	384,548

Financials (1.4%)
82,126	Banco Santander Central Hispano SA	1,189,095

Industrials (0.7%)
26,268	Gamesa Corporacion Technologica SA	568,252

Telecommunications (0.8%)
26,141	Telefonica SA	650,256

		2,792,151

Switzerland (8.3%)
Consumer Staples (1.6%)
31,236	Nestle SA	1,286,051

Financials (1.6%)
26,416	Credit Suisse Group	1,248,837

Health Care (2.8%)
2,808	Lonza Group AG, Registered Shares	278,381
18,104	Novartis AG	829,442
7,485	Roche Holding AG, Genusschien	1,180,699

		2,288,522

Industrials (1.3%)
57,696	ABB Ltd.	1,054,321

Information Technology (0.6%)
28,757	Logitech International SA, Registered Shares (a)	481,392

Shares	Security Description	Value ($)
Common Stocks, continued
Switzerland, continued
Materials (0.4%)
1,471	Syngenta AG	339,589

		6,698,712

Taiwan (0.7%)
Information Technology (0.7%)
321,554	Taiwan Semiconductor Manufacturing Co. Ltd.	577,459

United Kingdom (14.5%)
Consumer Discretionary (0.6%)
57,677	British Sky Broadcasting Group PLC	525,974

Consumer Staples (1.2%)
161,427	Tesco PLC	990,838

Energy (0.7%)
32,026	BG Group PLC	534,364

Financials (5.8%)
125,255	Barclays PLC	632,415
53,775	HSBC Holdings PLC	534,988
129,740	ICAP PLC	983,782
140,445	Man Group PLC	649,177
88,662	Prudential Corp. PLC	663,784
50,718	Standard Chartered PLC	1,203,719

		4,667,865

Health Care (1.0%)
101,288	Smith & Nephew PLC	804,410

Information Technology (1.8%)
268,642	ARM Holdings PLC	566,467
43,741	Autonomy Corp. PLC (a)	858,411

		1,424,878

Materials (2.8%)
35,584	BHP Billiton Ltd. PLC	928,929
33,830	Eurasian Natural Resources Corp.	487,903
28,055	Vedanta Resources PLC	826,567

		2,243,399

Telecommunications (0.6%)
24,157	Vodafone Group PLC, ADR	497,151

		11,688,879

Total Common Stocks (Cost $84,946,833)		80,181,901

Exchange Traded Funds (0.1%)
United States (0.1%)
1,531	iShares MSCI EAFE Index Fund	77,178
667	iShares MSCI Emerging Markets Index Fund	23,825

Total Exchange Traded Funds (Cost $98,498)		101,003

Rights (0.0%)
South Korea (0.0%)
930	KB Financial Group, Inc.	12,005

Total Rights (Cost $—)		12,005

Total Investments (Cost $85,045,331)—99.4%		80,294,909
Other assets in excess of liabilities—0.6%		462,192

Net Assets—100.0%		80,757,101

See notes to financial statements.

PACIFIC CAPITAL FUNDS

International Stock Fund

Schedule of Portfolio Investments, continued

July 31, 2009

(a)	Non-income producing security.
(b)	All or a portion of this security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 and has been deemed liquid based on procedures approved by the Board. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of July 31, 2009, these securities represent 0.5% of net assets.

ADR—American Depositary Receipt

PLC—Public Liability Co.

At July 31, 2009 the Fund’s forward foreign exchange contracts were as follows:

Currency	Delivery Date	Contract Amount In Local Currency	Contract Value in USD ($)	Value ($)	Unrealized Appreciation/ Depreciation ($)
Short:
Euro	8/3/09	(65,817)	(92,223)	(93,796)	(1,573)
	8/4/09	(15,014)	(21,133)	(21,396)	(263)

Total Short Contracts			(113,356)	(115,192)	(1,836)

Long:
Hong Kong Dollar	8/3/09	388,480	50,126	50,129	3

Total Long Contracts			50,126	50,129	3

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Small Cap Fund

Schedule of Portfolio Investments

July 31, 2009

Shares	Security Description	Value ($)
Common Stocks (99.3%)
Consumer Discretionary (13.9%)
14,750	AAON, Inc.	289,248
4,600	Aaron’s, Inc.	126,362
3,800	Abercrombie & Fitch Co., Class A	108,642
8,300	Aeropostale, Inc. (a)	302,120
16,800	AgFeed Industries, Inc. (a)	102,312
27,500	Amerigon, Inc. (a)	231,275
13,693	Apogee Enterprises, Inc.	199,644
13,700	Bally Technologies, Inc. (a)	496,077
24,086	Bare Escentuals, Inc. (a)	213,402
11,000	Barnes & Noble, Inc.	253,330
9,000	Big Lots, Inc. (a)	207,360
1,900	Bio-Rad Laboratories, Inc., Class A (a)	147,136
5,726	Blyth, Inc.	242,954
34,200	Cabela’s, Inc. (a)	554,382
14,300	Carter’s, Inc. (a)	405,262
22,176	Cato Corp. (The)	441,081
6,772	CEC Entertainment, Inc. (a)	197,539
23,550	Central Garden & Pet Co. (a)	288,723
3,657	Choice Hotels International, Inc.	101,847
3,200	Consolidated Graphics, Inc. (a)	58,560
35,200	Cooper Tire & Rubber Co.	519,552
11,650	Cracker Barrel Old Country Store, Inc.	336,219
4,300	Deckers Outdoor Corp. (a)	290,723
17,700	Dollar Thrifty Automotive Group, Inc. (a)	292,935
6,400	Dress Barn, Inc. (The) (a)	99,776
23,600	DSW, Inc. (a)	318,364
12,200	Fresh Del Monte Produce, Inc. (a)	261,202
9,300	Fuel Systems Solutions, Inc. (a)	233,244
6,400	Fuqi International, Inc. (a)	154,944
25,888	Genesco, Inc. (a)	562,287
16,772	Gymboree Corp. (The) (a)	667,190
8,300	Helen of Troy Ltd. (a)	180,525
4,100	Herman Miller, Inc.	68,101
51,450	Hot Topic, Inc. (a)	397,709
14,600	Iconix Brand Group, Inc. (a)	255,792
14,400	Isle of Capri Casinos, Inc. (a)	171,216
5,827	ITT Educational Services, Inc. (a)	567,258
3,999	JAKKS Pacific, Inc. (a)	46,108
3,200	Jo-Ann Stores, Inc. (a)	74,560
16,500	Jos. A. Bank Clothiers, Inc. (a)	603,735
24,900	Kirkland’s, Inc. (a)	343,869
6,800	Lithia Motors, Inc., Class A	81,532
5,000	Maidenform Brands, Inc. (a)	69,150
8,460	Manpower, Inc.	405,657
11,000	Marvel Entertainment, Inc. (a)	435,160
4,600	Michael Baker Corp. (a)	196,190
6,600	Papa John’s International, Inc. (a)	167,706
9,760	Polaris Industries, Inc.	369,611
6,600	Pre-Paid Legal Services, Inc.	321,882
18,300	Prestige Brands Holdings, Inc. (a)	119,499
7,800	RadioShack Corp.	120,978
6,700	Red Robin Gourmet Burgers, Inc. (a)	125,424
31,117	Rent-A-Center, Inc. (a)	645,989
10,800	School Specialty, Inc. (a)	241,596

Shares	Security Description	Value ($)
Common Stocks, continued
Consumer Discretionary, continued
38,800	Spartan Motors, Inc.	271,600
6,000	Spartech Corp.	75,000
15,300	Steak n Shake Co. (The) (a)	156,366
4,293	Steven Madden Ltd. (a)	137,634
20,100	TeleTech Holdings, Inc. (a)	336,072
35,600	Temple-Inland, Inc.	557,496
35,350	Tempur-Pedic International, Inc.	524,241
34,250	True Religion Apparel, Inc. (a)	765,830
4,900	Warnaco Group, Inc. (The) (a)	178,017
14,100	WMS Industries, Inc. (a)	509,856
6,000	Wonder Auto Technology, Inc. (a)	67,380
13,900	World Wrestling Entertainment, Inc., Class A	182,507

		18,474,938

Consumer Staples (7.2%)
25,300	99 Cents Only Stores (a)	370,645
24,500	American Italian Pasta Co., Class A (a)	770,770
13,595	Andersons, Inc. (The)	438,031
9,700	BJ’s Wholesale Club, Inc. (a)	323,495
34,750	Brightpoint, Inc. (a)	206,415
31,650	Buckle, Inc. (The)	979,251
19,521	Chiquita Brands International, Inc. (a)	239,132
10,100	Citi Trends, Inc. (a)	294,920
8,000	Collective Brands, Inc. (a)	127,360
32,998	Comfort Systems USA, Inc.	388,716
47,400	Darling International, Inc. (a)	334,644
97,050	Del Monte Foods Co.	937,503
17,100	Diamond Foods, Inc.	482,220
4,600	DineEquity, Inc.	113,666
35,900	Jones Apparel Group, Inc.	493,984
1,700	Lancaster Colony Corp.	77,418
37,300	Liz Claiborne, Inc.	117,868
74,486	Nu Skin Enterprises, Inc., Class A	1,341,493
22,100	P.H. Glatfelter Co.	228,735
3,100	Pantry, Inc. (a)	54,405
6,600	PriceSmart, Inc.	107,646
3,750	Spartan Stores, Inc.	48,338
17,028	Timberland Co. (The), Class A (a)	232,262
13,700	Tupperware Brands Corp.	466,759
17,350	Volcom, Inc. (a)	210,456
70,178	Wet Seal, Inc. (The), Class A (a)	231,587

		9,617,719

Energy (1.9%)
3,300	CH Energy Group, Inc.	163,317
13,700	GT Solar International, Inc. (a)	84,940
17,347	Headwaters, Inc. (a)	53,255
11,852	Holly Corp.	252,092
1,000	Lufkin Industries, Inc.	45,400
68,850	Rosetta Resources, Inc. (a)	713,974
4,136	Southwest Gas Corp.	100,174
4,918	St. Mary Land & Exploration Co.	117,393
38,300	Stone Energy Corp. (a)	415,938
19,421	Swift Energy Co. (a)	382,594
23,454	Union Drilling, Inc. (a)	167,696

		2,496,773

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Small Cap Fund

Schedule of Portfolio Investments, continued

July 31, 2009

Shares	Security Description	Value ($)
Common Stocks, continued
Financials (15.6%)
9,562	Allied World Assurance Co. Holdings Ltd.	415,565
25,447	American Equity Investment Life Holding Co.	184,236
10,033	American Physicians Capital, Inc.	446,368
41,297	Amerisafe, Inc. (a)	686,769
19,072	AmTrust Financial Services, Inc.	233,060
8,700	Aspen Insurance Holdings Ltd.	216,369
43,300	Assured Guaranty Ltd.	604,901
1,400	BancFirst Corp.	50,162
6,800	Bank of the Ozarks, Inc.	171,904
17,350	Cash America International, Inc.	463,765
22,933	Community Bank System, Inc.	415,775
4,100	Community Trust Bancorp, Inc.	111,315
12,000	Crawford & Co., Class B (a)	58,200
55,281	CVB Financial Corp.	416,819
10,600	Danvers Bancorp, Inc.	133,030
24,800	Delphi Financial Group, Inc.	590,984
53,629	Deluxe Corp.	839,294
36,960	Dime Community Bancshares	444,998
3,050	Employers Holdings, Inc.	42,456
10,300	Evercore Partners, Inc., Class A	202,601
57,629	EZCORP, Inc., Class A (a)	729,007
42,000	F.N.B. Corp.	325,920
6,800	Fifth Street Finance Corp.	70,380
22,150	First BanCorp.	68,665
17,500	First Cash Financial Services, Inc. (a)	329,000
27,152	First Commonwealth Financial Corp.	181,104
5,950	First Financial Bankshares, Inc.	313,386
40,400	First Midwest Bancorp, Inc.	337,744
15,603	First Niagara Financial Group, Inc.	205,179
28,177	FirstMerit Corp.	526,346
15,600	Flushing Financial Corp.	165,516
4,283	FPIC Insurance Group, Inc. (a)	147,121
26,800	GFI Group, Inc.	172,860
6,791	Glacier Bancorp, Inc.	105,736
3,133	Greenhill & Co., Inc.	235,978
7,179	Hancock Holding Co.	289,960
7,500	Hercules Technology Growth Capital, Inc.	73,425
9,200	Horace Mann Educators Corp.	104,420
4,100	Infinity Property & Casualty Corp.	170,314
7,500	International Bancshares Corp.	98,850
13,000	Investment Technology Group, Inc. (a)	290,550
40,268	Knight Capital Group, Inc. (a)	747,777
7,100	Life Partners Holdings, Inc.	153,218
7,400	Meadowbrook Insurance Group, Inc.	58,534
10,100	MF Global Ltd. (a)	64,438
35,700	National Financial Partners Corp.	267,750
14,091	National Penn Bancshares, Inc.	70,173
6,850	Nelnet, Inc., Class A (a)	97,887
14,360	Ocwen Financial Corp. (a)	204,630
28,883	Old National Bancorp	326,378
39,700	optionsXpress Holdings, Inc.	717,379
6,800	Oriental Financial Group, Inc.	95,948
8,595	Penson Worldwide, Inc. (a)	100,304

Shares	Security Description	Value ($)
Common Stocks, continued
Financials, continued
16,250	PHH Corp. (a)	297,863
4,250	Piper Jaffray Cos. (a)	194,905
20,160	Platinum Underwriters Holdings Ltd.	680,400
2,507	ProAssurance Corp. (a)	127,305
7,800	Prosperity Bancshares, Inc.	261,378
21,500	Protective Life Corp.	321,425
12,500	Republic Bancorp, Inc., Class A	301,375
14,864	S&T Bancorp, Inc.	203,785
8,367	Safety Insurance Group, Inc.	269,919
13,300	SeaBright Insurance Holdings, Inc. (a)	129,276
17,778	Selective Insurance Group, Inc.	265,603
3,980	Signature Bank (a)	117,330
11,000	StanCorp Financial Group, Inc.	378,620
9,743	Sterling Bancorp	78,626
16,133	Susquehanna Bancshares, Inc.	84,860
9,053	SVB Financial Group (a)	319,118
24,929	SWS Group, Inc.	343,023
8,300	Tower Group, Inc.	207,251
4,450	TriCo Bancshares	74,004
11,005	UMB Financial Corp.	459,129
7,750	Validus Holdings Ltd.	175,925
9,800	Washington Federal, Inc.	136,514
11,032	Western Alliance Bancorp (a)	76,452
27,500	Wilshire Bancorp, Inc.	202,400
22,922	World Acceptance Corp. (a)	543,710

		20,824,644

Health Care (13.6%)
8,200	Albany Molecular Research, Inc. (a)	78,146
45,700	Alkermes, Inc. (a)	471,624
2,100	Amedisys, Inc. (a)	93,891
20,900	American Medical Systems Holdings, Inc. (a)	319,561
30,419	American Oriental Bioengineering, Inc. (a)	184,948
8,914	Amerigroup Corp. (a)	219,998
18,300	AMN Healthcare Services, Inc. (a)	133,224
42,300	AngioDynamics, Inc. (a)	527,904
38,915	Arena Pharmaceuticals, Inc. (a)	198,467
36,300	ArQule, Inc. (a)	222,156
3,900	Beckman Coulter, Inc.	245,661
14,500	Bruker Corp. (a)	145,870
38,843	Celera Corp. (a)	233,058
16,981	Centene Corp. (a)	327,903
23,900	Cepheid (a)	252,623
4,600	Community Health Systems, Inc. (a)	130,272
16,700	CorVel Corp. (a)	407,814
17,450	Cross Country Healthcare, Inc. (a)	145,708
73,400	Cubist Pharmaceuticals, Inc. (a)	1,458,458
16,000	Cyberonics, Inc. (a)	265,760
10,400	Cypress Bioscience, Inc. (a)	91,936
51,630	Cytokinetics, Inc. (a)	152,825
4,600	Gentiva Health Services, Inc. (a)	97,888
8,600	Hanger Orthopedic Group, Inc. (a)	117,992
13,600	HealthSouth Corp. (a)	195,840
73,788	Healthspring, Inc. (a)	931,942
12,800	Herbalife Ltd.	440,448

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Small Cap Fund

Schedule of Portfolio Investments, continued

July 31, 2009

Shares	Security Description	Value ($)
Common Stocks, continued
Health Care, continued
15,238	Invacare Corp.	310,855
29,400	Kendle International, Inc. (a)	343,392
16,600	LHC Group, Inc. (a)	487,210
11,506	LifePoint Hospitals, Inc. (a)	318,256
7,100	Martek Biosciences Corp.	165,146
13,900	Masimo Corp. (a)	339,855
9,293	MedCath Corp. (a)	112,074
35,900	Medicines Co. (The) (a)	291,149
8,300	Merit Medical Systems, Inc. (a)	151,807
13,450	Molina Healthcare, Inc. (a)	303,297
10,100	Myriad Genetics, Inc. (a)	276,942
2,475	Myriad Pharmaceuticals, Inc. (a)	12,053
13,600	Onyx Pharmaceuticals, Inc. (a)	488,512
36,755	Orasure Technologies, Inc. (a)	104,384
13,800	Orthofix International N.V. (a)	384,468
9,600	OSI Pharmaceuticals, Inc. (a)	324,384
29,200	PDL BioPharma, Inc.	240,316
2,373	Perrigo Co.	64,403
14,600	Pharmasset, Inc. (a)	224,694
10,100	PharMerica Corp. (a)	211,696
18,200	Questcor Pharmaceuticals, Inc. (a)	106,652
28,462	Regeneron Pharmaceuticals, Inc. (a)	610,225
4,200	RehabCare Group, Inc. (a)	101,052
24,789	Rigel Pharmaceuticals, Inc. (a)	206,492
60,500	Salix Pharmaceuticals Ltd. (a)	736,890
34,600	Seattle Genetics, Inc. (a)	416,930
19,500	Sepracor, Inc. (a)	338,325
63,606	Symmetry Medical, Inc. (a)	544,467
6,500	Triple-S Management Corp., Class B (a)	111,085
9,056	U.S. Physical Therapy, Inc. (a)	148,066
20,500	Valeant Pharmaceuticals International (a)	528,900
15,685	ViroPharma, Inc. (a)	115,598
6,800	Volcano Corp. (a)	103,292
6,600	Watson Pharmaceuticals, Inc. (a)	229,218
10,586	XenoPort, Inc. (a)	215,002
17,300	Zoll Medical Corp. (a)	318,839

		18,077,843

Industrials (10.8%)
5,401	A.O. Smith Corp.	210,855
13,155	Acuity Brands, Inc.	388,204
3,100	Agco Corp. (a)	97,526
6,300	Ameron International Corp.	469,476
4,631	AZZ, Inc. (a)	179,451
7,200	Brink’s Co. (The)	195,480
29,318	Ceradyne, Inc. (a)	529,190
39,650	Chart Industries, Inc. (a)	763,659
12,748	Checkpoint Systems, Inc. (a)	220,923
41,717	Complete Production Services, Inc. (a)	344,582
8,466	Ducommun, Inc.	146,293
26,700	Dycom Industries, Inc. (a)	339,891
6,400	DynCorp International, Inc., Class A (a)	129,984
49,878	EMCOR Group, Inc. (a)	1,203,057

Shares	Security Description	Value ($)
Common Stocks, continued
Industrials, continued
15,302	Encore Wire Corp.	331,900
3,600	EnerSys (a)	71,244
14,600	EnPro Industries, Inc. (a)	260,172
12,800	Esterline Technologies Corp. (a)	363,904
57,900	GrafTech International Ltd. (a)	794,967
6,324	Granite Construction, Inc.	214,257
5,700	Harbin Electric, Inc. (a)	90,174
11,310	HEICO Corp.	417,678
18,263	Hub Group, Inc. (a)	392,472
10,209	Koppers Holdings, Inc.	284,933
6,772	Layne Christensen Co. (a)	160,700
3,200	Lindsay Corp.	113,504
8,700	Molex, Inc.	154,512
9,000	Moog, Inc., Class A (a)	242,640
11,453	Mueller Industries, Inc.	272,123
19,471	Olin Corp.	268,505
42,300	ON Semiconductor Corp. (a)	308,790
7,600	Polypore International, Inc. (a)	93,860
11,000	Powell Industries, Inc. (a)	392,150
10,700	Resources Connection, Inc. (a)	161,570
18,290	Robbins & Myers, Inc.	382,810
7,421	Rock-Tenn Co.	333,648
7,750	Schnitzer Steel Industries, Inc.	416,718
36,900	Smith & Wesson Holding Corp. (a)	223,614
9,340	Teledyne Technologies, Inc. (a)	305,698
9,900	Thomas & Betts Corp. (a)	263,736
2,950	Toro Co. (The)	102,247
11,800	TransDigm Group, Inc. (a)	451,822
4,600	Triumph Group, Inc.	183,724
4,150	Tutor Perini Corp. (a)	76,568
13,800	Ultralife Corp. (a)	88,596
5,676	Varian Semiconductor Equipment Associates, Inc. (a)	181,859
8,000	Varian, Inc. (a)	406,080
15,700	Woodward Governor Co.	308,348

		14,334,094

Information Technology (18.4%)
6,200	Acxiom Corp.	59,830
13,147	American Reprographics Co. (a)	113,722
15,700	ANADIGICS, Inc. (a)	64,998
58,700	Arris Group, Inc. (a)	714,966
63,100	Art Technology Group, Inc. (a)	239,149
32,400	Aruba Networks, Inc. (a)	287,712
20,400	AsiaInfo Holdings, Inc. (a)	393,108
13,400	Atheros Communications, Inc. (a)	335,000
47,376	Avocent Corp. (a)	734,802
45,862	Benchmark Electronics, Inc. (a)	724,620
9,500	Black Box Corp.	260,965
2,100	CACI International, Inc., Class A (a)	97,020
27,800	Cirrus Logic, Inc. (a)	149,564
18,400	CommVault Systems, Inc. (a)	320,344
33,600	Compuware Corp. (a)	246,288
27,197	CSG Systems International, Inc. (a)	453,646
28,100	Cypress Semiconductor Corp. (a)	298,422
24,300	EarthLink, Inc. (a)	205,335
14,600	Eclipsys Corp. (a)	265,720

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Small Cap Fund

Schedule of Portfolio Investments, continued

July 31, 2009

Shares	Security Description	Value ($)
Common Stocks, continued
Information Technology, continued
8,040	Harmonic, Inc. (a)	55,717
22,600	i2 Technologies, Inc. (a)	304,196
35,400	Informatica Corp. (a)	651,006
19,750	InfoSpace, Inc. (a)	144,570
21,369	J2 Global Communications, Inc. (a)	512,642
12,803	JDA Software Group, Inc. (a)	263,870
19,969	Methode Electronics, Inc.	151,365
6,434	MicroStrategy, Inc., Class A (a)	392,796
20,000	Multi-Fineline Electronix, Inc. (a)	455,800
7,069	Net 1 UEPS Technologies, Inc. (a)	119,183
42,000	NetScout Systems, Inc. (a)	417,900
43,500	Novatel Wireless, Inc. (a)	412,380
14,000	Oplink Communications, Inc. (a)	178,080
8,553	OSI Systems, Inc. (a)	169,435
14,100	Overstock.com, Inc. (a)	185,697
11,300	Palm, Inc. (a)	177,749
31,200	Parametric Technology Corp. (a)	402,792
15,288	Perot Systems Corp., Class A (a)	244,302
16,000	Photronics, Inc. (a)	81,760
19,521	Plantronics, Inc.	462,062
10,218	Plexus Corp. (a)	262,500
36,600	PMC-Sierra, Inc. (a)	334,890
13,200	Polycom, Inc. (a)	313,500
61,071	QLogic Corp. (a)	796,977
15,100	Red Hat, Inc. (a)	344,733
96,500	RF Micro Devices, Inc. (a)	501,800
7,700	RightNow Technologies, Inc. (a)	92,708
26,100	Riverbed Technology, Inc. (a)	522,261
65,400	Sapient Corp. (a)	436,872
15,338	Sigma Designs, Inc. (a)	248,015
59,443	Skyworks Solutions, Inc. (a)	718,071
4,876	Sohu.com, Inc. (a)	298,265
13,800	Solera Holdings, Inc. (a)	371,634
13,998	Sonicwall, Inc. (a)	106,245
3,600	SRA International, Inc., Class A (a)	70,920
23,600	Starent Networks Corp. (a)	565,928
19,700	Sykes Enterprises, Inc. (a)	392,030
14,500	Synaptics, Inc. (a)	347,565
2,500	Syntel, Inc.	98,950
20,000	TeleCommunication Systems, Inc. (a)	165,600
7,500	Tessera Technologies, Inc. (a)	210,675
184,129	TIBCO Software, Inc. (a)	1,607,446
20,400	TiVo, Inc. (a)	209,100
47,700	TriQuint Semiconductor, Inc. (a)	342,486
10,700	Ultratech, Inc. (a)	127,437
95,618	United Online, Inc.	877,773
28,200	Volterra Semiconductor Corp. (a)	467,838
45,900	Wright Express Corp. (a)	1,298,052
54,786	Zoran Corp. (a)	631,135

		24,509,919

Materials (2.5%)
26,003	A. Schulman, Inc.	554,124
5,183	Belden, Inc.	90,910
4,500	Calgon Carbon Corp. (a)	57,015
14,200	Cliffs Natural Resources, Inc.	388,938
14,626	Columbus McKinnon Corp. (a)	211,638

Shares	Security Description	Value ($)
Common Stocks, continued
Materials, continued
8,200	CVR Energy, Inc. (a)	70,028
7,500	Dawson Geophysical Co. (a)	228,075
7,800	Dynamic Materials Corp.	127,686
11,453	Gibraltar Industries, Inc.	88,990
3,791	Greif, Inc., Class A	194,592
7,050	Haynes International, Inc. (a)	162,362
13,600	Horsehead Holding Corp. (a)	145,384
22,800	Innophos Holdings, Inc.	428,184
2,550	NewMarket Corp.	192,907
21,000	Omnova Solutions, Inc. (a)	117,810
4,100	Royal Gold, Inc.	168,428
9,100	RTI International Metals, Inc. (a)	161,616

		3,388,687

Oil & Gas (1.7%)
15,700	Arena Resources, Inc. (a)	512,291
60,750	ATP Oil & Gas Corp. (a)	470,812
31,100	Cal Dive International, Inc. (a)	277,723
8,400	Delek US Holdings, Inc.	71,568
90,300	McMoRan Exploration Co. (a)	574,308
59,300	VAALCO Energy, Inc.	262,699
12,500	Western Refining, Inc. (a)	81,375

		2,250,776

Real Estate Investment Trusts (4.4%)
4,600	Acadia Realty Trust	63,020
18,000	American Capital Agency Corp.	410,040
25,000	Anworth Mortgage Asset Corp.	188,500
19,471	BioMed Realty Trust, Inc.	227,421
11,650	CBL & Associates Properties, Inc.	69,201
31,372	Cedar Shopping Centers, Inc.	166,585
27,450	Colonial Properties Trust	219,051
9,750	Corporate Office Property Trust	330,622
4,750	Douglas Emmett, Inc.	48,260
7,189	Entertainment Properties Trust	196,332
4,250	Equity Lifestyle Properties, Inc.	177,098
26,750	First Potomac Realty Trust	250,648
3,300	Highwoods Properties, Inc.	84,513
30,400	Hospitality Properties Trust	480,016
33,400	LaSalle Hotel Properties	497,994
20,741	Lexington Realty Trust	88,771
43,800	Medical Properties Trust, Inc.	306,600
17,700	MFA Financial, Inc.	130,980
22,459	National Retail Properties, Inc.	442,667
19,919	Omega Healthcare Investors, Inc.	332,846
3,317	Realty Income Corp.	78,215
20,300	Redwood Trust, Inc.	329,875
4,250	Saul Centers, Inc.	143,948
28,459	Senior Housing Properties Trust	531,045
7,400	Urstadt Biddle Properties, Inc., Class A	113,886

		5,908,134

Services (3.0%)
29,700	Arbitron, Inc.	483,516
12,312	ATC Technology Corp. (a)	257,567
3,900	Cornell Companies, Inc. (a)	66,807
32,747	Heartland Payment Systems, Inc.	349,083

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Small Cap Fund

Schedule of Portfolio Investments, continued

July 31, 2009

Shares	Security Description	Value ($)
Common Stocks, continued
Services, continued
14,100	Houston Wire & Cable Co.	151,575
10,100	MercadoLibre, Inc. (a)	291,082
6,200	Navigant Consulting, Inc. (a)	73,780
28,700	NutriSystem, Inc.	408,401
33,200	Team, Inc. (a)	483,392
12,200	TNS, Inc. (a)	279,746
2,700	VistaPrint Ltd. (a)	111,375
16,122	Watson Wyatt Worldwide, Inc.	601,996
9,400	World Fuel Services Corp.	412,284

		3,970,604

Telecommunications (1.8%)
7,400	Applied Signal Technology, Inc.	185,000
9,264	Atlantic Tele-Network, Inc.	388,440
70,116	Cincinnati Bell, Inc. (a)	219,463
3,200	EchoStar Corp., Class A (a)	47,168
51,300	Haris Stratex Networks, Inc., Class A (a)	356,022
8,800	InterDigital, Inc. (a)	260,568
6,059	NTELOS Holdings Corp.	93,854
22,000	Premiere Global Services, Inc. (a)	210,980
22,700	Syniverse Holdings, Inc. (a)	397,931
14,050	USA Mobility, Inc.	189,675

		2,349,101

Transportation (2.1%)
6,400	Allegiant Travel Co. (a)	277,184
6,000	American Commercial Lines, Inc. (a)	93,720
14,100	American Railcar Industries, Inc.	116,889
86,741	Force Protection, Inc. (a)	448,451
47,600	Hawaiian Holdings, Inc. (a)	304,164
2,500	Hornbeck Offshore Services, Inc. (a)	54,450
6,400	Knight Transportation, Inc.	116,096

Shares	Security Description	Value ($)
Common Stocks, continued
Transportation, continued
9,400	Marten Transport Ltd. (a)	165,816
6,100	Old Dominion Freight Line, Inc. (a)	217,343
33,100	Republic Airways Holdings, Inc. (a)	169,472
7,500	Saia, Inc. (a)	135,450
49,200	TBS International Ltd. (a)	397,044
19,429	Werner Enterprises, Inc.	350,888

		2,846,967

Utilities (2.4%)
14,853	Avista Corp.	275,077
2,500	Black Hills Corp.	65,025
5,700	Central Vermont Public Service Corp.	105,108
7,679	El Paso Electric Co. (a)	116,030
8,067	Laclede Group, Inc. (The)	270,809
9,096	New Jersey Resources Corp.	351,106
13,440	Nicor, Inc.	489,754
3,821	Northwest Natural Gas Co.	170,569
19,900	Portland General Electric Co.	378,697
16,100	UniSource Energy Corp.	444,360
17,767	WGL Holdings, Inc.	588,443

		3,254,978

Total Common Stocks (Cost $130,596,592)		132,305,177

Cash Equivalents (0.8%)
1,052,444	Bank of New York Cash Reserve Fund, 0.05% (b)	1,052,444

Total Cash Equivalents (Cost $1,052,444)		1,052,444

Total Investments (Cost $131,649,036)—100.1%		133,357,621
Liabilities in excess of other assets—(0.1)%		(92,201)

Net Assets—100.0%		133,265,420

(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the daily yield on July 31, 2009.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Mid-Cap Fund

Schedule of Portfolio Investments

July 31, 2009

Shares	Security Description	Value ($)
Common Stocks (99.5%)
Consumer Discretionary (17.4%)
2,300	Advance Auto Parts, Inc.	106,329
3,100	AECOM Technology Corp. (a)	100,440
4,550	Aeropostale, Inc. (a)	165,620
6,200	AutoNation, Inc. (a)	128,216
2,400	Big Lots, Inc. (a)	55,296
1,575	Blyth, Inc.	66,827
5,700	Bob Evans Farms, Inc.	165,414
7,400	BorgWarner, Inc.	245,606
5,500	Brinker International, Inc.	91,520
2,500	Career Education Corp. (a)	57,300
6,600	CarMax, Inc. (a)	106,458
1,900	Casey’s General Stores, Inc.	52,117
4,900	Chico’s FAS, Inc. (a)	56,203
6,100	Corinthian Colleges, Inc. (a)	94,184
2,400	DeVry, Inc.	119,376
5,700	Dollar Tree, Inc. (a)	262,884
800	FTI Consulting, Inc. (a)	43,544
3,000	Guess?, Inc.	87,210
4,900	Harte-Hanks, Inc.	53,018
5,500	Hewitt Associates, Inc., Class A (a)	164,615
1,400	Hubbell, Inc., Class B	52,248
1,100	ITT Educational Services, Inc. (a)	107,085
9,600	Leggett & Platt, Inc.	166,560
6,300	M.D.C. Holdings, Inc.	222,012
2,100	Manpower, Inc.	100,695
4,600	Marvel Entertainment, Inc. (a)	181,976
6,000	MeadWestvaco Corp.	116,940
3,700	Netflix, Inc. (a)	162,578
290	NVR, Inc. (a)	174,334
1,300	Priceline.com, Inc. (a)	168,506
8,400	R.R. Donnelley & Sons Co.	116,760
2,300	Rent-A-Center, Inc. (a)	47,748
6,100	Rollins, Inc.	111,813
10,300	Ross Stores, Inc.	454,127
1,900	Scotts Miracle-Gro Co. (The)	74,195
1,500	Silgan Holdings, Inc.	75,390
750	Strayer Education, Inc.	159,285
11,800	Tech Data Corp. (a)	412,174
5,500	Temple-Inland, Inc.	86,130
5,300	Warnaco Group, Inc. (The) (a)	192,549
1,900	Whirlpool Corp.	108,471
5,900	Wyndham Worldwide Corp.	82,305

		5,596,058

Consumer Staples (5.9%)
7,400	BJ’s Wholesale Club, Inc. (a)	246,790
8,400	Cheesecake Factory, Inc. (The) (a)	162,708
1,300	Chipotle Mexican Grill, Inc., Class A (a)	121,979
2,300	Dean Foods Co. (a)	48,737
12,100	Foot Locker, Inc.	134,068
3,100	Hansen Natural Corp. (a)	96,131
4,600	Hormel Foods Corp.	165,186
7,400	Lancaster Colony Corp.	336,996
1,500	Panera Bread Co., Class A (a)	82,440
2,100	PepsiAmericas, Inc.	56,238
1,700	Ralcorp Holdings, Inc. (a)	107,967

Shares	Security Description	Value ($)
Common Stocks, continued
Consumer Staples, continued
4,200	Smithfield Foods, Inc. (a)	56,910
7,800	Timberland Co. (The), Class A (a)	106,392
3,700	Tupperware Brands Corp.	126,059
2,400	Urban Outfitters, Inc. (a)	57,696

		1,906,297

Energy (2.6%)
5,700	Atmos Energy Corp.	154,812
5,700	Cimarex Energy Co.	203,946
2,700	ENSCO International, Inc.	102,303
4,400	Mariner Energy, Inc. (a)	52,756
1,600	Sunoco, Inc.	39,504
3,300	Tesoro Corp.	43,197
5,000	Tidewater, Inc.	225,000

		821,518

Financials (12.0%)
3,100	Alliance Data Systems Corp. (a)	158,100
6,600	American Financial Group, Inc.	160,974
7,200	AmeriCredit Corp. (a)	112,968
10,200	Apollo Investment Corp.	72,624
2,200	Arch Capital Group Ltd. (a)	136,818
5,100	Aspen Insurance Holdings Ltd.	126,837
11,200	Associated Banc-Corp.	121,408
1,100	BOK Financial Corp.	46,079
6,800	Broadridge Financial Solutions, Inc.	117,436
1,100	Capitol Federal Financial	40,513
1,900	Cullen/Frost Bankers, Inc.	91,257
3,500	Eaton Vance Corp.	100,170
6,100	Fidelity National Financial, Inc., Class A	87,535
8,800	First American Corp.	260,040
2,300	Global Payments, Inc.	97,290
16,900	Jefferies Group, Inc. (a)	386,334
3,900	Lender Processing Services, Inc.	133,302
800	Odyssey Re Holdings Corp.	36,960
10,300	Old Republic International Corp.	106,502
5,100	Platinum Underwriters Holdings Ltd.	172,125
7,100	Protective Life Corp.	106,145
5,700	Raymond James Financial, Inc.	116,964
3,500	Reinsurance Group of America, Inc.	145,250
13,400	Trustmark Corp.	266,660
1,300	UMB Financial Corp.	54,236
20,700	Unitrin, Inc.	273,033
3,700	Westamerica Bancorp	193,362
4,500	Wilmington Trust Corp.	51,705
4,800	XL Capital Ltd., Class A	67,584

		3,840,211

Health Care (11.5%)
8,400	Affymetrix, Inc. (a)	74,256
1,500	Amerigroup Corp. (a)	37,020
800	Beckman Coulter, Inc.	50,392
600	Cerner Corp. (a)	39,048
7,600	Charles River Laboratories International, Inc. (a)	251,332
3,500	Endo Pharmaceuticals Holdings, Inc. (a)	73,535

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Mid-Cap Fund

Schedule of Portfolio Investments, continued

July 31, 2009

Shares	Security Description	Value ($)
Common Stocks, continued
Health Care, continued
3,900	Gen-Probe, Inc. (a)	144,768
22,700	Health Management Associates, Inc., Class A (a)	136,881
21,700	Health Net, Inc. (a)	293,601
4,200	Henry Schein, Inc. (a)	215,796
1,900	Herbalife Ltd.	65,379
11,400	Hill-Rom Holdings, Inc.	195,396
10,100	Kindred Healthcard, Inc. (a)	141,804
3,113	Life Technologies Corp. (a)	141,735
4,200	Magellan Health Services, Inc. (a)	135,912
2,900	Masimo Corp. (a)	70,905
1,600	Myriad Genetics, Inc. (a)	43,872
400	Myriad Pharmaceuticals, Inc. (a)	1,948
2,700	Omnicare, Inc.	64,449
5,900	Owens & Minor, Inc.	261,370
6,000	PDL BioPharma, Inc.	49,380
2,700	PerkinElmer, Inc.	47,601
2,300	Pharmaceutical Product Development, Inc.	47,771
2,400	ResMed, Inc. (a)	98,400
3,200	Sepracor, Inc. (a)	55,520
10,800	STERIS Corp.	303,264
2,000	Techne Corp.	127,640
900	Universal Health Services, Inc.	50,049
9,000	Valeant Pharmaceuticals International (a)	232,200
2,000	Vertex Pharmaceuticals, Inc. (a)	72,020
4,000	Watson Pharmaceuticals, Inc. (a)	138,920
1,700	WellCare Health Plans, Inc. (a)	37,842

		3,700,006

Industrials (12.1%)
3,700	Agco Corp. (a)	116,402
1,500	Alliant Techsystems, Inc. (a)	118,080
1,800	Arrow Electronics, Inc. (a)	46,386
1,700	Bemis Co., Inc.	44,744
5,000	Brink’s Co. (The)	135,750
3,700	Bucyrus International, Inc.	109,076
1,500	Clean Harbors, Inc. (a)	78,255
5,500	Crane Co.	116,710
5,300	Donaldson Co., Inc.	201,453
11,900	Dycom Industries, Inc. (a)	151,487
3,200	EMCOR Group, Inc. (a)	77,184
3,000	Flowserve Corp.	242,310
1,600	Granite Construction, Inc.	54,208
4,500	Harsco Corp.	123,795
7,000	Joy Global, Inc.	260,260
8,100	KBR, Inc.	171,639
11,300	Lennar Corp., Class A	133,792
3,300	Lincoln Electric Holdings, Inc.	139,854
4,400	MSC Industrial Direct Co., Inc., Class A	172,656
6,100	Nordson Corp.	273,890
3,200	Oil States International, Inc. (a)	86,784
5,100	Oshkosh Corp.	139,995
3,100	Pentair, Inc.	84,692
3,500	Shaw Group, Inc. (The) (a)	103,040

Shares	Security Description	Value ($)
Common Stocks, continued
Industrials, continued
1,100	SPX Corp.	58,102
1,200	Toro Co. (The)	41,592
1,800	URS Corp. (a)	91,080
4,400	Valspar Corp. (The)	111,408
1,700	Varian, Inc. (a)	86,292
6,000	Woodward Governor Co.	117,840
16,200	Worthington Industries, Inc.	214,164

		3,902,920

Information Technology (11.1%)
43,200	3com Corp. (a)	162,864
8,800	Acxiom Corp.	84,920
13,200	Amkor Technology, Inc. (a)	82,632
19,700	Atmel Corp. (a)	82,149
2,700	Avnet, Inc. (a)	65,880
11,100	Cadence Design Systems, Inc. (a)	65,490
9,500	Convergys Corp. (a)	101,745
600	Dun & Bradstreet Corp. (The)	43,194
1,700	F5 Networks, Inc. (a)	63,104
2,400	FactSet Research Systems, Inc.	136,080
14,900	Fairchild Semiconductor International, Inc. (a)	131,567
4,200	Gartner, Inc. (a)	71,820
23,200	Ingram Micro, Inc. (a)	390,224
9,200	Intersil Corp., Class A	132,204
3,500	Metavante Technologies, Inc. (a)	107,800
6,600	NCR Corp. (a)	85,404
2,700	NeuStar, Inc., Class A (a)	61,236
36,100	Novell, Inc. (a)	165,338
6,300	Novellus Systems, Inc. (a)	123,291
2,700	Plantronics, Inc.	63,909
2,600	Red Hat, Inc. (a)	59,358
15,300	RF Micro Devices, Inc. (a)	79,560
5,500	Rovi Corp. (a)	143,880
10,900	SAIC, Inc. (a)	197,181
2,400	Silicon Laboratories, Inc. (a)	102,792
8,200	Sybase, Inc. (a)	293,560
5,700	Synopsys, Inc. (a)	113,886
8,100	Vishay Intertechnology, Inc. (a)	57,591
10,300	Western Digital Corp. (a)	311,575

		3,580,234

Materials (5.5%)
1,100	Alpha Natural Resources, Inc. (a)	36,641
8,300	Ashland, Inc.	275,062
2,000	Carpenter Technology Corp.	37,380
1,300	CF Industries Holdings, Inc.	102,622
2,800	Cliffs Natural Resources, Inc.	76,692
4,600	Commercial Metals Co.	76,084
1,700	Compass Minerals International, Inc.	90,423
5,100	Cytec Industries, Inc.	128,010
1,300	Eastman Chemical Co.	64,558
19,600	Federal Signal Corp.	173,656
900	FMC Corp.	43,776
14,100	Louisiana-Pacific Corp. (a)	59,502
3,100	Lubrizol Corp. (The)	179,583
2,200	Minerals Technologies, Inc.	95,634

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Mid-Cap Fund

Schedule of Portfolio Investments, continued

July 31, 2009

Shares	Security Description	Value ($)
Common Stocks, continued
Materials, continued
4,400	Terra Industries, Inc.	128,304
7,400	Westlake Chemical Corp.	184,926

		1,752,853

Oil & Gas (3.2%)
2,700	Bill Barrett Corp. (a)	85,293
2,100	Exterran Holdings, Inc. (a)	36,519
3,100	FMC Technologies, Inc. (a)	134,850
12,000	Frontier Oil Corp.	166,800
1,200	Helmerich & Payne, Inc.	41,232
6,500	Newfield Exploration Co. (a)	255,645
800	Oceaneering International, Inc. (a)	40,736
3,000	Plains Exploration & Production Co. (a)	85,950
8,000	Rowan Cos., Inc.	170,640

		1,017,665

Real Estate Investment Trusts (6.6%)
12,100	Annaly Capital Management, Inc.	203,885
2,000	BRE Properties, Inc.	47,460
1,700	Digital Realty Trust, Inc.	68,935
2,800	Entertainment Properties Trust	76,468
9,500	Equity One, Inc.	142,975
2,600	Federal Realty Investment Trust	148,330
12,300	First Industrial Realty Trust, Inc.	52,152
16,200	Hospitality Properties Trust	255,798
38,600	HRPT Properties Trust	186,052
2,900	Liberty Property Trust	80,533
2,464	Macerich Co. (The)	48,467
6,800	Nationwide Health Properties, Inc.	197,336
5,400	Omega Healthcare Investors, Inc.	90,234
8,400	Potlatch Corp.	248,388
1,600	Rayonier, Inc.	62,384
3,400	Realty Income Corp.	80,172
5,100	SL Green Realty Corp.	131,478
1	Walter Investment Management Corp. (a)	13

		2,121,060

Services (0.7%)
2,200	Brink’s Home Security Holdings, Inc. (a)	65,604
12,600	ValueClick, Inc. (a)	144,900

		210,504

Shares	Security Description	Value ($)
Common Stocks, continued
Telecommunications (2.0%)
14,100	ADC Telecommunications, Inc. (a)	102,648
4,400	CenturyTel, Inc.	138,116
1,900	CommScope, Inc. (a)	48,640
2,500	InterDigital, Inc. (a)	74,025
7,200	NII Holdings, Inc. (a)	165,744
20,400	Tellabs, Inc. (a)	118,320

		647,493

Transportation (2.3%)
6,000	AirTran Holdings, Inc. (a)	43,440
4,200	Alaska Air Group, Inc. (a)	96,852
3,900	J.B. Hunt Transport Services, Inc.	109,005
3,500	Knight Transportation, Inc.	63,490
3,700	Overseas Shipholding Group, Inc.	127,095
1,100	SEACOR Holdings, Inc. (a)	87,428
12,500	Werner Enterprises, Inc.	225,750

		753,060

Utilities (6.6%)
5,000	CMS Energy Corp.	64,700
18,000	Hawaiian Electric Industries, Inc.	321,660
3,700	IDACORP, Inc.	102,564
9,100	Mirant Corp. (a)	164,346
11,200	NiSource, Inc.	144,256
4,800	NSTAR	154,080
2,000	OGE Energy Corp.	60,200
1,800	Pinnacle West Capital Corp.	57,528
24,200	PNM Resources, Inc.	295,240
18,400	UGI Corp.	486,496
10,800	Vectren Corp.	265,248

		2,116,318

Total Common Stocks (Cost $30,464,923)		31,966,197

Investment Companies (0.8%)
257,819	Victory Federal Money Market Fund, Investor Shares, 0.01% (b)	257,819

Total Investment Companies (Cost $257,819)		257,819

Total Investments (Cost $30,722,742)—100.3%		32,224,016
Liabilities in excess of other assets—(0.3)%		(90,239)

Net Assets—100.0%		32,133,777

(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the daily yield on July 31, 2009.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Growth Stock Fund

Schedule of Portfolio Investments

July 31, 2009

Shares	Security Description	Value ($)
Common Stocks (99.5%)
Consumer Discretionary (14.3%)
11,300	Apollo Group, Inc., Class A (a)	780,152
17,400	AutoNation, Inc. (a)	359,832
2,800	AutoZone, Inc. (a)	429,996
11,800	Avon Products, Inc.	382,084
4,500	Big Lots, Inc. (a)	103,680
8,000	Brown-Forman Corp.	351,600
2,200	Bunge Ltd.	153,934
23,240	Colgate-Palmolive Co.	1,683,506
26,200	Comcast Corp., Class A	389,332
10,900	CVS Corp.	364,932
6,700	Ecolab, Inc.	278,117
34,500	Interpublic Group of Cos., Inc. (The) (a)	179,745
7,100	Leggett & Platt, Inc.	123,185
29,800	Macy’s, Inc.	414,518
15,390	McDonald’s Corp.	847,373
5,300	McGraw-Hill Cos., Inc. (The)	166,155
3,470	NIKE, Inc., Class B	196,541
2,800	Polo Ralph Lauren Corp.	176,540
7,900	Sears Holding Corp. (a)	524,086
3,700	Sherwin-Williams Co. (The)	213,675
21,510	TJX Cos., Inc. (The)	779,307
4,100	Viacom, Inc., Class B (a)	94,956
27,900	Wal-Mart Stores, Inc.	1,391,652
4,100	Whirlpool Corp.	234,069
15,300	Wyndham Worldwide Corp.	213,435

		10,832,402

Consumer Staples (5.8%)
5,500	Archer-Daniels-Midland Co.	165,660
8,400	Campbell Soup Co.	260,652
44,200	Coca-Cola Enterprises, Inc.	830,518
4,200	Dr Pepper Snapple Group, Inc. (a)	103,362
2,100	Hershey Co. (The)	83,895
10,070	Kroger Co. (The)	215,296
7,400	Molson Coors Brewing Co., Class B	334,554
15,504	PepsiCo, Inc.	879,852
15,445	Procter & Gamble Co. (The)	857,352
27,300	Sysco Corp.	648,648

		4,379,789

Energy (17.9%)
15,300	Chesapeake Energy Corp.	328,032
47,560	Chevron Corp.	3,303,993
5,800	CONSOL Energy, Inc.	206,074
6,390	Devon Energy Corp.	371,195
23,500	ENSCO International, Inc.	890,415
93,040	Exxon Mobil Corp.	6,549,086
11,100	Murphy Oil Corp.	646,020
16,700	Southwestern Energy Co. (a)	691,881
5,600	Sunoco, Inc.	138,264
6,800	Tesoro Corp.	89,012
18,270	Valero Energy Corp.	328,860

		13,542,832

Financials (5.3%)
10,200	Aflac, Inc.	386,172
2,600	American Express Co.	73,658

Shares	Security Description	Value ($)
Common Stocks, continued
Financials, continued
14,800	Bank of America Corp.	218,892
17,900	Charles Schwab Corp. (The)	319,873
27,400	Citigroup, Inc.	86,858
1,150	CME Group, Inc.	320,655
8,090	Goldman Sachs Group, Inc. (The)	1,321,097
23,600	Invesco Ltd.	466,100
3,700	Loews Corp.	111,074
2,280	MasterCard, Inc., Class A	442,388
4,500	NYSE Euronext, Inc.	121,275
9,100	Western Union Co.	159,068

		4,027,110

Health Care (14.9%)
11,700	Abbott Laboratories	526,383
14,340	AmerisourceBergen Corp.	282,785
32,540	Amgen, Inc. (a)	2,027,567
10,900	C. R. Bard, Inc.	801,913
6,500	Coventry Health Care, Inc. (a)	149,500
13,900	Express Scripts, Inc. (a)	973,556
10,700	Forest Laboratories, Inc. (a)	276,381
16,200	Gilead Sciences, Inc. (a)	792,666
21,300	Humana, Inc. (a)	699,705
61,360	Johnson & Johnson	3,736,211
6,200	UnitedHealth Group, Inc.	173,972
10,400	UnumProvident Corp.	195,208
9,600	Varian Medical Systems, Inc. (a)	338,592
6,700	Wyeth	311,885

		11,286,324

Industrials (5.8%)
15,000	Cooper Industries Ltd., Class A	494,250
7,400	Dover Corp.	251,674
18,100	Emerson Electric Co.	658,478
6,900	Fluor Corp.	364,320
19,000	General Dynamics Corp.	1,052,410
7,690	Honeywell International, Inc.	266,843
6,750	Lockheed Martin Corp.	504,630
8,600	Raytheon Co.	403,770
4,100	W.W. Grainger, Inc.	368,631

		4,365,006

Information Technology (28.0%)
4,370	Accenture Ltd., Class A	153,256
11,600	Adobe Systems, Inc. (a)	376,072
13,200	Altera Corp.	246,708
17,500	Amazon.com, Inc. (a)	1,500,800
17,860	Apple Computer, Inc. (a)	2,918,145
5,600	Automatic Data Processing, Inc.	208,600
8,400	Avnet, Inc. (a)	204,960
23,500	BMC Software, Inc. (a)	799,705
10,000	Broadcom Corp., Class A (a)	282,300
25,300	CA, Inc.	534,842
128,190	Cisco Systems, Inc. (a)	2,821,462
13,100	Computer Sciences Corp. (a)	631,027
60,400	Dell, Inc. (a)	808,152
2,010	Google, Inc., Class A (a)	890,531
10,450	Hewlett-Packard Co.	452,485

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Growth Stock Fund

Schedule of Portfolio Investments, continued

July 31, 2009

Shares	Security Description	Value ($)
Common Stocks, continued
Information Technology, continued
18,580	International Business Machines Corp.	2,191,139
10,200	Lexmark International, Inc., Class A (a)	147,696
21,800	Marvell Technology Group Ltd. (a)	290,812
4,600	McAfee, Inc. (a)	205,068
111,930	Microsoft Corp.	2,632,594
69,300	Novell, Inc. (a)	317,394
26,100	Novellus Systems, Inc. (a)	510,777
17,800	QUALCOMM, Inc.	822,538
6,600	SanDisk Corp. (a)	117,612
106,130	Seagate Technology (a)	0
29,200	Symantec Corp. (a)	435,956
28,700	Texas Instruments, Inc.	690,235

		21,190,866

Materials (1.9%)
5,200	CF Industries Holdings, Inc.	410,488
4,600	Freeport-McMoRan Copper & Gold, Inc. Class B	277,380
2,600	Sigma-Aldrich Corp.	131,950
53,900	Titanium Metals Corp.	451,143
3,700	Waters Corp. (a)	185,925

		1,456,886

Oil & Gas (2.4%)
6,700	Apache Corp.	562,465
4,100	Cameron International Corp. (a)	128,043
33,600	Nabors Industries Ltd. (a)	571,872
5,200	Noble Corp.	176,072
17,300	Rowan Cos., Inc.	369,009

		1,807,461

Real Estate Investment Trusts (0.2%)
7,700	Annaly Capital Management, Inc.	129,745

Shares	Security Description	Value ($)
Common Stocks, continued
Telecommunications (1.1%)
7,900	DIRECTV Group, Inc. (The) (a)	204,610
7,600	Harris Corp.	237,956
48,600	Sprint Nextel Corp. (a)	194,400
38,400	Tellabs, Inc. (a)	222,720

		859,686

Transportation (1.5%)
8,900	C.H. Robinson Worldwide, Inc.	485,317
23,700	Delta Air Lines, Inc. (a)	164,241
14,400	Expeditors International of Washington, Inc.	488,592

		1,138,150

Utilities (0.4%)
19,700	CMS Energy Corp.	254,918

Total Common Stocks (Cost $76,773,220)		75,271,175

Investment Companies (1.0%)
770,561	Victory Federal Money Market Fund, Investor Shares, 0.01% (b)	770,561

Total Investment Companies (Cost $770,561)		770,561

Total Investments (Cost $77,543,781)—100.5%		76,041,736
Liabilities in excess of other assets—(0.5)%		(361,893)

Net Assets—100.0%		75,679,843

(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the daily yield on July 31, 2009.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Growth and Income Fund

Schedule of Portfolio Investments

July 31, 2009

Shares	Security Description	Value ($)
Common Stocks (99.2%)
Consumer Discretionary (15.5%)
6,600	Apollo Group, Inc., Class A (a)	455,664
10,500	Bunge Ltd.	734,685
25,460	Colgate-Palmolive Co.	1,844,323
51,400	Comcast Corp., Class A	763,804
11,100	Family Dollar Stores, Inc.	348,762
24,200	Leggett & Platt, Inc.	419,870
66,400	Macy’s, Inc.	923,624
15,785	McDonald’s Corp.	869,122
40,500	Newell Rubbermaid, Inc.	521,235
19,760	Omnicom Group, Inc.	671,840
16,920	Philip Morris International, Inc.	788,472
9,700	Sealed Air Corp.	178,383
5,000	Sears Holding Corp. (a)	331,700
12,800	Time Warner, Inc.	341,248
31,500	Wal-Mart Stores, Inc.	1,571,220

		10,763,952

Consumer Staples (5.4%)
12,000	Archer-Daniels-Midland Co.	361,440
39,200	Coca-Cola Enterprises, Inc.	736,568
18,000	ConAgra Foods, Inc.	353,340
32,150	Kroger Co. (The)	687,367
8,600	Lorillard, Inc.	633,992
16,595	PepsiCo, Inc.	941,766

		3,714,473

Energy (10.6%)
38,120	ConocoPhillips	1,666,225
14,230	Devon Energy Corp.	826,621
18,080	ENSCO International, Inc.	685,051
50,040	Exxon Mobil Corp.	3,522,316
37,010	Valero Energy Corp.	666,180

		7,366,393

Financials (12.3%)
27,710	Allstate Corp. (The)	745,676
55,600	Bank of America Corp.	822,324
8,840	Goldman Sachs Group, Inc. (The)	1,443,572
45,775	JPMorgan Chase & Co.	1,769,204
33,700	Morgan Stanley	960,450
4,400	Northern Trust Corp.	263,164
17,160	Travelers Cos., Inc. (The)	739,081
29,500	U.S. Bancorp	602,095
48,900	Wells Fargo & Co.	1,196,094

		8,541,660

Health Care (14.5%)
33,900	AmerisourceBergen Corp.	668,508
9,500	Amgen, Inc. (a)	591,945
11,010	Baxter International, Inc.	620,634
5,200	C. R. Bard, Inc.	382,564
43,100	Coventry Health Care, Inc. (a)	991,300
25,600	Eli Lilly & Co.	893,184
10,900	Express Scripts, Inc. (a)	763,436
11,400	Gilead Sciences, Inc. (a)	557,802
41,226	Johnson & Johnson	2,510,251
12,100	McKesson Corp.	618,915

Shares	Security Description	Value ($)
Common Stocks, continued
Health Care, continued
41,938	Pfizer, Inc.	668,072
11,100	Schering-Plough Corp.	294,261
10,900	Wyeth	507,395

		10,068,267

Industrials (8.5%)
14,200	Agco Corp. (a)	446,732
13,600	Dover Corp.	462,536
13,850	Emerson Electric Co.	503,863
9,800	Fluor Corp.	517,440
120,700	General Electric Co.	1,617,380
19,400	Johnson Controls, Inc.	502,072
11,460	Lockheed Martin Corp.	856,749
13,160	Northrop Grumman Corp.	586,673
3,990	W.W. Grainger, Inc.	358,741

		5,852,186

Information Technology (18.5%)
25,200	Accenture Ltd., Class A	883,764
7,900	Amazon.com, Inc. (a)	677,504
19,000	Analog Devices, Inc.	520,030
7,630	Apple Computer, Inc. (a)	1,246,665
9,400	Automatic Data Processing, Inc.	350,150
13,150	Avnet, Inc. (a)	320,860
14,600	BMC Software, Inc. (a)	496,838
47,200	Cisco Systems, Inc. (a)	1,038,872
39,420	Hewlett-Packard Co.	1,706,886
26,500	Intel Corp.	510,125
11,800	International Business Machines Corp.	1,391,574
66,300	Marvell Technology Group Ltd. (a)	884,442
46,990	Microsoft Corp.	1,105,205
24,600	Novellus Systems, Inc. (a)	481,422
10,400	QUALCOMM, Inc.	480,584
48,400	Symantec Corp. (a)	722,612

		12,817,533

Materials (2.8%)
19,400	Dow Chemical Co. (The)	410,698
14,300	FMC Corp.	695,552
5,900	Mosaic Co. (The)	307,685
12,700	Newmont Mining Corp.	525,145

		1,939,080

Oil & Gas (1.0%)
20,400	Noble Corp.	690,744

Real Estate Investment Trusts (0.6%)
16,800	HCP, Inc.	432,768

Telecommunications (3.4%)
37,446	AT&T, Inc.	982,209
15,300	CenturyTel, Inc.	480,267
109,200	Sprint Nextel Corp. (a)	436,800
75,400	Tellabs, Inc. (a)	437,320

		2,336,596

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Growth and Income Fund

Schedule of Portfolio Investments, continued

July 31, 2009

Shares	Security Description	Value ($)
Common Stocks, continued
Transportation (1.4%)
12,200	Expeditors International of Washington, Inc.	413,946
12,200	Norfolk Southern Corp.	527,650

		941,596

Utilities (4.7%)
30,600	Dominion Resources, Inc.	1,034,280
13,900	Nicor, Inc.	506,516
33,700	Southern Co.	1,058,180
47,600	TECO Energy, Inc.	642,124

		3,241,100

Total Common Stocks (Cost $73,687,809)		68,706,348

Shares	Security Description	Value ($)
Investment Companies (1.1%)
721,988	Victory Federal Money Market Fund, Investor Shares, 0.01% (b)	721,988
3,819	Victory Institutional Money Market Fund, Investor Shares, 0.42% (b)	3,819

Total Investment Companies (Cost $725,807)		725,807

Total Investments (Cost $74,413,616)—100.3%		69,432,155
Liabilities in excess of other assets—(0.3)%		(183,432)

Net Assets—100.0%		69,248,723

(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the daily yield on July 31, 2009.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Value Fund

Schedule of Portfolio Investments

July 31, 2009

Shares	Security Description	Value ($)
Common Stocks (99.4%)
Consumer Discretionary (10.8%)
6,700	AutoNation, Inc. (a)	138,556
500	AutoZone, Inc. (a)	76,785
16,500	Avon Products, Inc.	534,270
5,200	Brinker International, Inc.	86,528
5,700	Bunge Ltd.	398,829
45,700	Comcast Corp., Class A	679,102
25,700	D.R. Horton, Inc.	297,863
22,500	DISH Network Corp., Class A (a)	381,375
3,800	Ecolab, Inc.	157,738
4,000	Family Dollar Stores, Inc.	125,680
3,800	Fortune Brands, Inc.	150,366
4,300	Hasbro, Inc.	113,950
9,000	Home Depot, Inc. (The)	233,460
65,500	Interpublic Group of Cos., Inc. (The) (a)	341,255
7,000	J.C. Penney Co., Inc.	211,050
14,600	Leggett & Platt, Inc.	253,310
23,300	Macy’s, Inc.	324,103
5,600	McGraw-Hill Cos., Inc. (The)	175,560
12,500	MeadWestvaco Corp.	243,625
31,400	News Corp., Class A	324,362
11,600	Temple-Inland, Inc.	181,656
3,491	Time Warner Cable, Inc. (a)	115,412
17,100	Time Warner, Inc.	455,886
3,800	Wal-Mart Stores, Inc.	189,544
12,840	Walt Disney Co. (The)	322,541
1,500	Whirlpool Corp.	85,635
24,700	Wyndham Worldwide Corp.	344,565

		6,943,006

Consumer Staples (5.3%)
19,500	Archer-Daniels-Midland Co.	587,340
7,200	BJ’s Wholesale Club, Inc. (a)	240,120
35,100	Coca-Cola Enterprises, Inc.	659,529
23,000	ConAgra Foods, Inc.	451,490
6,800	Constellation Brands, Inc., Class A (a)	92,888
4,400	Crown Holdings, Inc. (a)	110,440
3,200	Genuine Parts Co.	113,344
16,970	Kroger Co. (The)	362,819
1,800	Lorillard, Inc.	132,696
2,200	Molson Coors Brewing Co., Class B	99,462
5,200	Reynolds American, Inc.	226,252
13,800	Sysco Corp.	327,888

		3,404,268

Energy (16.1%)
4,890	Atmos Energy Corp.	132,813
10,700	Chesapeake Energy Corp.	229,408
38,590	Chevron Corp.	2,680,847
22,100	ConocoPhillips	965,991
37,650	Duke Energy Corp.	582,822
52,408	Exxon Mobil Corp.	3,688,999
5,400	Foundation Coal Holdings, Inc.	194,022
8,300	Murphy Oil Corp.	483,060
11,700	Southwestern Energy Co. (a)	484,731
10,200	Tesoro Corp.	133,518
4,400	Tidewater, Inc.	198,000
31,460	Valero Energy Corp.	566,280

		10,340,491

Shares	Security Description	Value ($)
Common Stocks, continued
Financials (20.7%)
2,500	Aflac, Inc.	94,650
5,420	Allstate Corp. (The)	145,852
97,047	Bank of America Corp.	1,435,325
6,500	Bank of New York Mellon Corp.	177,710
14,100	BB&T Corp.	322,608
1,980	BlackRock, Inc.	377,269
1,900	Capitol Federal Financial	69,977
2,270	Chubb Corp. (The)	104,829
15,600	CIGNA Corp.	443,040
24,760	Citigroup, Inc.	78,489
9,300	Discover Financial Services	110,484
21,200	Fifth Third Bancorp	201,400
8,100	First American Corp.	239,355
2,700	Franklin Resources, Inc.	239,436
6,540	Goldman Sachs Group, Inc. (The)	1,067,982
7,300	Invesco Ltd.	144,175
7,800	Jefferies Group, Inc. (a)	178,308
63,599	JPMorgan Chase & Co.	2,458,101
950	MasterCard, Inc., Class A	184,329
4,100	Morgan Stanley	116,850
3,400	Northern Trust Corp.	203,354
2,400	PartnerRe Ltd.	164,616
1,600	PNC Financial Services Group, Inc.	58,656
14,900	Protective Life Corp.	222,755
13,800	Prudential Financial, Inc.	610,926
11,900	Raymond James Financial, Inc.	244,188
3,900	Reinsurance Group of America, Inc.	161,850
400	RenaissanceRe Holdings Ltd.	20,100
6,300	State Street Corp.	316,890
18,600	Travelers Cos., Inc. (The)	801,102
24,600	U.S. Bancorp	502,086
11,700	Unitrin, Inc.	154,323
66,300	Wells Fargo & Co.	1,621,698

		13,272,713

Health Care (10.4%)
4,300	Abbott Laboratories	193,457
34,560	AmerisourceBergen Corp.	681,523
4,000	Amgen, Inc. (a)	249,240
10,800	Covidien PLC	408,348
5,600	Eli Lilly & Co.	195,384
4,300	Forest Laboratories, Inc. (a)	111,069
11,900	Health Net, Inc. (a)	161,007
4,300	Herbalife Ltd.	147,963
7,300	Hill-Rom Holdings, Inc.	125,122
2,600	Humana, Inc. (a)	85,410
6,900	Johnson & Johnson	420,141
17,900	Lincoln National Corp.	379,301
6,200	McKesson Corp.	317,130
120,050	Pfizer, Inc.	1,912,397
7,900	UnumProvident Corp.	148,283
5,200	WellPoint, Inc. (a)	273,728
18,300	Wyeth	851,865

		6,661,368

Industrials (7.9%)
10,300	Cooper Industries Ltd., Class A	339,385
4,500	Crane Co.	95,490

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Value Fund

Schedule of Portfolio Investments, continued

July 31, 2009

Shares	Security Description	Value ($)
Common Stocks, continued
Industrials, continued
1,600	Flowserve Corp.	129,232
8,820	Fluor Corp.	465,696
3,200	General Dynamics Corp.	177,248
137,660	General Electric Co.	1,844,644
40,100	Global Industries Ltd. (a)	273,883
8,000	Illinois Tool Works, Inc.	324,400
7,900	Johnson Controls, Inc.	204,452
2,500	Joy Global, Inc.	92,950
20,300	Raytheon Co.	953,085
1,700	W.W. Grainger, Inc.	152,847

		5,053,312

Information Technology (5.1%)
4,000	Automatic Data Processing, Inc.	149,000
10,800	Brocade Communications Systems, Inc. (a)	84,888
4,800	Cisco Systems, Inc. (a)	105,648
4,800	Computer Sciences Corp. (a)	231,216
9,200	Hewlett-Packard Co.	398,360
32,500	Ingram Micro, Inc. (a)	546,650
800	International Business Machines Corp.	94,344
6,800	Lexmark International, Inc., Class A (a)	98,464
19,300	Marvell Technology Group Ltd. (a)	257,462
23,200	NCR Corp. (a)	300,208
4,400	NeuStar, Inc., Class A (a)	99,792
5,500	Novellus Systems, Inc. (a)	107,635
14,500	SAIC, Inc. (a)	262,305
14,000	Symantec Corp. (a)	209,020
12,900	Texas Instruments, Inc.	310,245

		3,255,237

Materials (2.7%)
21,400	AK Steel Holding Corp.	420,938
10,000	Ashland, Inc.	331,400
5,400	Dow Chemical Co. (The)	114,318
7,500	FMC Corp.	364,800
4,200	Freeport-McMoRan Copper & Gold, Inc. Class B	253,260
2,000	Lubrizol Corp. (The)	115,860
2,500	Sigma-Aldrich Corp.	126,875

		1,727,451

Oil & Gas (3.1%)
10,200	Apache Corp.	856,290
3,400	Cameron International Corp. (a)	106,182
2,900	Noble Corp.	98,194
9,900	Plains Exploration & Production Co. (a)	283,635
29,700	Rowan Cos., Inc.	633,501

		1,977,802

Shares	Security Description	Value ($)
Common Stocks, continued
Real Estate Investment Trusts (3.4%)
24,600	Annaly Capital Management, Inc.	414,510
30,600	Brandywine Realty Trust	250,308
7,650	Hospitality Properties Trust	120,793
43,840	HRPT Properties Trust	211,309
29,500	SL Green Realty Corp.	760,510
17,000	Taubman Centers, Inc.	452,370

		2,209,800

Telecommunications (5.8%)
20,000	ADC Telecommunications, Inc. (a)	145,600
51,311	AT&T, Inc.	1,345,888
2,660	CenturyTel, Inc.	83,497
95,700	Sprint Nextel Corp. (a)	382,800
33,820	Verizon Communications, Inc.	1,084,607
75,500	Windstream Corp.	662,135

		3,704,527

Transportation (1.6%)
16,700	CSX Corp.	670,004
4,900	Expeditors International of Washington, Inc.	166,257
2,900	Overseas Shipholding Group, Inc.	99,615
1,100	SEACOR Holdings, Inc. (a)	87,428

		1,023,304

Utilities (6.5%)
13,200	Alliant Energy Corp.	345,312
5,400	American Water Works Co., Inc.	106,434
22,800	CMS Energy Corp.	295,032
8,600	Dominion Resources, Inc.	290,680
12,990	Edison International	419,837
3,200	FirstEnergy Corp.	131,840
2,600	FPL Group, Inc.	147,342
7,900	Hawaiian Electric Industries, Inc.	141,173
12,100	Mirant Corp. (a)	218,526
16,800	NSTAR	539,280
4,900	PG&E Corp.	197,813
3,900	Pinnacle West Capital Corp.	124,644
15,100	Southern Co.	474,140
28,100	UGI Corp.	742,964

		4,175,017

Total Common Stocks (Cost $67,956,080)		63,748,296

Investment Companies (0.8%)
517,585	Victory Federal Money Market Fund, Investor Shares, 0.01% (b)	517,585

Total Investment Companies (Cost $517,585)		517,585

Total Investments (Cost $68,473,665)—100.2%		64,265,881
Liabilities in excess of other assets—(0.2)%		(156,336)

Net Assets—100.0%		64,109,545

(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the daily yield on July 31, 2009.

PLC—Public Liability Co.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

High Grade Core Fixed Income Fund

Schedule of Portfolio Investments

July 31, 2009

Principal Amount ($)	Security Description	Value ($)
Corporate Bonds (33.1%)
Consumer Discretionary (2.5%)
2,990,000	Comcast Corp., 5.85%, 11/15/15	3,245,137
1,802,000	Harvard President & Fellows of Harvard, 6.30%, 10/1/37, Callable 4/1/16 @ 100	1,802,995

		5,048,132

Energy (4.2%)
1,800,000	Apache Finance Canada, 7.75%, 12/15/29	2,262,586
2,125,000	Duke Capital LLC, 8.00%, 10/1/19	2,364,813
1,750,000	Kinder Morgan Energy Partners LP, 7.13%, 3/15/12	1,895,444
2,000,000	Smith International, Inc., 6.00%, 6/15/16	1,965,722

		8,488,565

Financials (12.3%)
Banking (2.0%)
184,073	Fifth Third Bancorp, Series BKNT, 2.87%, 8/10/09	183,649
900,000	International Bank for Reconstruction & Development, 2.10%, 6/15/12, Callable 6/15/10 @ 100	899,745
675,000	Regions Bank, 3.25%, 12/9/11 (a)	701,049
665,000	US Bank NA, 6.30%, 2/4/14	726,497
1,480,000	Wells Fargo & Co., 5.63%, 12/11/17	1,504,694

		4,015,634

Financial Services (10.3%)
925,000	Bear Stearns Cos., LLC (The), 6.40%, 10/2/17	990,658
125,000	BP Capital Markets PLC, 5.25%, 11/7/13	137,095
1,225,000	Charles Schwab Corp., Series A, 6.38%, 9/1/17, MTN	1,326,448
1,100,000	Citigroup Funding, Inc., 2.25%, 12/10/12 (a)	1,104,004
1,050,000	General Electric Capital Corp., 5.72%, 8/22/11, Callable 1/22/10 @ 100, MTN	1,069,057
1,075,000	General Electric Capital Corp., Series G, 3.00%, 12/9/11 (a)	1,109,067
650,000	HSBC Finance Corp., 6.75%, 5/15/11	675,713
1,000,000	HSBC Finance Corp., 6.38%, 10/15/11	1,026,959
1,000,000	International Lease Finance Corp., Series P, 0.91% (b), 1/15/10, MTN	954,856
3,450,000	International Lease Finance Corp., 0.86% (b), 7/13/12	2,401,062
3,700,000	Merrill Lynch & Co., Series C, 0.87% (b), 6/5/12, MTN	3,361,927
1,250,000	Morgan Stanley, 7.30%, 5/13/19	1,410,585

Principal Amount ($)	Security Description	Value ($)
Corporate Bonds, continued
Financial Services, continued
1,400,000	National Rural Utilities Cooperative Finance Corp., 10.38%, 11/1/18	1,814,701
3,025,000	PartnerRe Finance A LLC, 6.88%, 6/1/18	2,852,856
571,051	Toyota Motor Credit Corp., 2.75%, 8/6/09, MTN	571,214

		20,806,202

		24,821,836

Industrials (2.7%)
2,950,000	Dominion Resources, Inc., 5.25%, 8/1/33	3,091,187
2,300,000	General Electric Co., 5.00%, 2/1/13	2,420,614

		5,511,801

Information Technology (0.4%)
800,000	Pitney Bowes, Inc., 5.25%, 1/15/37, MTN	812,283

Supranational Agency (0.5%)
1,000,000	European Investment Bank, 2.38%, 3/14/14	974,367

Technology (1.1%)
1,140,000	Science Applications International Corp., 7.13%, 7/1/32	1,101,482
1,485,000	Science Applications International Corp., 5.50%, 7/1/33	1,209,970

		2,311,452

Telecommunications (4.6%)
1,325,000	AT&T, Inc., 4.13%, 9/15/09	1,329,198
2,075,000	GTE Southwest, Inc., First Mortgage Bond, 8.50%, 11/15/31	2,360,922
1,550,000	Harris Corp., 5.00%, 10/1/15	1,522,379
2,000,000	Harris Corp., 5.95%, 12/1/17	2,096,678
2,000,000	Verizon Wireless Capital, 3.75%, 5/20/11 (c)	2,061,110

		9,370,287

Transportation (2.9%)
736,334	Burlington Northern & Santa Fe Railway Co. (The), 5.14%, 1/15/21	731,724
3,881,374	FedEx Corp., Pass Thru Certificates, 7.50%, 1/15/18	4,172,477
1,000,000	GATX Corp., 8.75%, 5/15/14	1,057,617

		5,961,818

Utilities (1.9%)
1,295,000	Alabama Power Co., Series 1, 5.65%, 3/15/35, Callable 3/15/15 @ 100	1,287,453
1,300,000	Georgia Power Co., Series Q, 4.90%, 9/15/13	1,377,564

See notes to financial statements.

PACIFIC CAPITAL FUNDS

High Grade Core Fixed Income Fund

Schedule of Portfolio Investments, continued

July 31, 2009

Principal Amount ($)	Security Description	Value ($)
Corporate Bonds, continued
Utilities, continued
1,007,000	PacifiCorp, 5.45%, 9/15/13	1,082,182

		3,747,199

Total Corporate Bonds (Cost $66,642,201)		67,047,740

Municipal Bonds (0.7%)
Hawaii (0.7%)
1,410,000	Hawaii State GO, Series DM, 3.68%, 5/1/10	1,431,432

Total Municipal Bonds (Cost $1,410,000)		1,431,432

U.S. Government Agency Mortgage-Backed Obligations (39.0%)
Federal Home Loan Mortgage Corp. (12.7%)
1,822,677	5.50%, 4/1/21	1,913,750
1,862,516	4.50%, 8/1/33	1,881,461
2,129,719	5.00%, 5/1/34	2,188,554
3,658,737	5.50%, 3/1/35	3,802,855
1,303,030	6.00%, 4/1/36	1,368,201
4,729,136	5.85% (b), 12/1/36	4,991,444
4,268,488	6.00%, 12/1/36	4,481,977
2,778,173	5.50%, 1/1/37	2,875,885
2,117,231	6.50%, 5/1/37	2,261,284

		25,765,411

Federal National Mortgage Assoc. (25.4%)
1,232,612	4.50%, 6/1/14	1,274,711
2,303,477	4.50%, 3/1/19	2,395,878
3,415,965	5.00%, 9/1/33	3,510,335
680,635	4.50%, 10/1/33	688,697
2,227,805	5.00%, 1/1/34	2,289,351
610,785	5.00%, 3/1/34	627,658
2,568,584	5.08% (b), 9/1/34	2,676,083
2,054,483	5.14% (b), 10/1/34	2,153,447
5,246,702	5.50%, 2/1/35	5,458,289
1,905,080	6.00%, 4/1/35	2,009,888
8,188,000	5.50%, 7/25/35	8,583,919
1,118,338	5.00%, 8/1/35	1,148,010
3,207,001	5.50%, 10/1/35	3,334,327
1,993,448	6.00%, 12/1/35	2,098,134
1,447,920	6.00%, 10/1/36	1,521,696
2,532,643	5.50%, 12/1/36	2,622,524
5,156,258	5.57% (b), 1/1/37	5,422,005
3,506,944	6.50%, 4/1/38	3,755,803

		51,570,755

Government National Mortgage Assoc. (0.9%)
1,726,856	5.50%, 11/15/35	1,803,111

Total U.S. Government Agency Mortgage- Backed Obligations (Cost $74,551,710)		79,139,277

U.S. Government Agencies (6.0%)
Federal Home Loan Mortgage Corp. (2.3%)
2,975,000	2.45%, 6/29/12, Callable 6/29/12 @ 100	2,995,840
1,200,000	2.50%, 4/8/13, Callable 4/8/11 @ 100	1,199,222

Shares or Principal Amount ($)	Security Description	Value ($)
U.S. Government Agencies, continued
Federal Home Loan Mortgage Corp., continued
350,000	5.40%, 3/17/21, Callable 3/17/16 @ 100	376,258

		4,571,320

Federal National Mortgage Assoc. (2.7%)
500,000	1.38%, 10/7/11, Callable 4/7/10 @ 100	501,353
1,000,000	2.50%, 2/17/12, Callable 2/17/10 @ 100	1,003,125
900,000	2.88%, 12/11/13	916,620
2,000,000	4.00%, 4/22/19, Callable 4/22/10 @ 100	1,982,296
925,000	5.50%, 6/25/24, Callable 9/25/09 @ 100	907,736
180,000	5.50%, 5/10/27, Callable 5/10/17 @ 100	181,458

		5,492,588

Small Business Administration Corp. (0.1%)
285,325	6.34%, 8/1/11	298,782

Tennessee Valley Authority (0.5%)
880,000	5.50%, 7/18/17	968,765

U.S. Department of Housing & Urban Development (0.4%)
770,000	3.44%, 8/1/11	803,641

Total U.S. Government Agencies (Cost $12,064,919)		12,135,096

U.S. Treasury Obligations (20.2%)
U.S. Treasury Bonds (7.2%)
2,850,000	7.88%, 2/15/21	3,880,455
2,090,000	5.25%, 11/15/28	2,349,946
8,125,000	4.50%, 2/15/36	8,376,371

		14,606,772

U.S. Treasury Notes (13.0%)
4,200,000	4.75%, 3/31/11	4,464,961
4,162,000	1.13%, 6/30/11	4,166,882
1,890,000	1.50%, 7/15/12	1,885,281
2,516,000	4.63%, 7/31/12	2,740,671
7,675,000	4.25%, 8/15/15	8,253,626
3,000,000	4.63%, 11/15/16	3,284,532
1,500,000	3.13%, 5/15/19	1,454,059

		26,250,012

Total U.S. Treasury Obligations (Cost $41,958,803)		40,856,784

Investment Companies (0.3%)
623,666	Victory Federal Money Market Fund, Investor Shares, 0.01% (d)	623,666

Total Investment Companies (Cost $623,666)		623,666

Total Investments (Cost $197,251,299)—99.3%		201,233,995
Other assets in excess of liabilities—0.7%		1,371,251

Net Assets—100.0%		202,605,246

See notes to financial statements.

PACIFIC CAPITAL FUNDS

High Grade Core Fixed Income Fund

Schedule of Portfolio Investments, continued

July 31, 2009

(a)	Security issued under terms of the Temporary Liquidity Guarantee Program and is guaranteed by the Federal Deposit Insurance Corporation.
(b)	Rate periodically changes. Rate disclosed is the rate in effect on July 31, 2009.
(c)	All or a portion of this security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 and has been deemed liquid based on procedures approved by the Board. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of July 31, 2009, these securities represent 1.0% of net assets.
(d)	Rate periodically changes. Rate disclosed is the daily yield on July 31, 2009.

GO—General Obligation

LLC—Limited Liability Co.

LP—Limited Partnership

MTN—Medium Term Note

PLC—Public Liability Co.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Securities Fund

Schedule of Portfolio Investments

July 31, 2009

Principal Amount ($)	Security Description	Value ($)
Municipal Bonds (94.3%)
Arizona (3.1%)
7,255,000	Phoenix Civic Improvement Corp., Civic Plaza, Convertible CAB, 0.00% (a), 7/1/31, 5.50% effective 7/1/13, FGIC	5,781,582
1,605,000	Scottsdale GO, 5.38%, 7/1/16, Callable 7/1/11 @ 101	1,725,600

		7,507,182

California (0.8%)
5,000,000	Norwalk-La Mirada California Unified School District GO, CAB, Series B, 5.21% (b), 8/1/27, FSA-CR	1,864,350

Florida (2.7%)
2,000,000	Miami-Dade County Expressway Authority Toll System Revenue, 6.00%, 7/1/20, Prerefunded 7/1/10 @ 101, FGIC	2,118,400
3,725,000	Orlando Utilities Community Water & Electric Revenue, Series D, 6.75%, 10/1/17, ETM	4,479,387

		6,597,787

Georgia (4.1%)
1,865,000	Metropolitan Atlanta Rapid Transportation Authority Sales Tax Revenue, Series P, 6.25%, 7/1/11, AMBAC	1,977,441
390,000	Municipal Electric Authority Power Revenue, Series W, 6.60%, 1/1/18, ETM, MBIA	501,314
6,385,000	Municipal Electric Authority Power Revenue, Series W, 6.60%, 1/1/18, Unrefunded Portion, MBIA	7,251,444

		9,730,199

Hawaii (60.3%)
3,000,000	Hawaii Airport System Revenue, AMT, 5.63%, 7/1/18, Callable 7/1/11 @ 100, FGIC	3,007,590
9,735,000	Hawaii Airport System Revenue, Second Series, AMT, 6.90%, 7/1/12, ETM, MBIA	10,323,383
605,000	Hawaii County GO, Series A, 5.60%, 5/1/13, FGIC	686,578
1,655,000	Hawaii County GO, Series A, 5.25%, 7/15/17	1,869,008
1,655,000	Hawaii County GO, Series A, 6.00%, 7/15/26, Callable 7/15/18 @100	1,837,381
3,000,000	Hawaii Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co., 5.70%, 7/1/20, Callable 7/1/10 @ 101, AMBAC	2,947,320

Principal Amount ($)	Security Description	Value ($)
Municipal Bonds, continued
Hawaii, continued
3,000,000	Hawaii Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co., Series A, AMT, 4.95%, 4/1/12, MBIA	3,095,400
2,000,000	Hawaii Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co., Series A, 5.50%, 12/1/14, Callable 12/1/09 @ 101, AMBAC	2,041,820
5,200,000	Hawaii Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co., Series A, 5.65%, 10/1/27, Callable 10/1/12 @ 101, MBIA	4,842,292
2,500,000	Hawaii State Department of Budget & Finance, Special Purpose Revenue, Series B, 0.42% (a), 7/1/29, Bank of America N.A.	2,500,000
510,000	Hawaii State Department of Hawaiian Home Lands Revenue, 4.00%, 4/1/10	516,666
500,000	Hawaii State Department of Hawaiian Home Lands Revenue, 4.50%, 4/1/13	526,300
500,000	Hawaii State Department of Hawaiian Home Lands Revenue, 5.00%, 4/1/16	527,740
775,000	Hawaii State Department of Hawaiian Home Lands Revenue, 5.00%, 4/1/18	800,800
2,000,000	Hawaii State GO, Series BZ, 6.00%, 10/1/12, FGIC	2,293,680
1,350,000	Hawaii State GO, Series CH, 4.75%, 11/1/11, MBIA	1,461,794
1,335,000	Hawaii State GO, Series CH, 4.75%, 11/1/13, MBIA	1,508,991
5,000,000	Hawaii State GO, Series CM, 6.50%, 12/1/13, FGIC	6,021,400
500,000	Hawaii State GO, Series CY, 5.75%, 2/1/15, FSA	590,450
1,000,000	Hawaii State GO, Series DD, 5.00%, 5/1/17, Callable 5/1/14 @ 100, MBIA	1,096,490
2,680,000	Hawaii State GO, Series DD, 5.00%, 5/1/18, Prerefunded 5/1/14 @ 100, MBIA	3,071,762
1,560,000	Hawaii State GO, Series DD, 5.00%, 5/1/18, Callable 5/1/14 @ 100, MBIA	1,691,056
4,000,000	Hawaii State GO, Series DK, 5.00%, 5/1/17	4,593,320
3,000,000	Hawaii State GO, Series DQ, 5.00%, 6/1/23, Callable 6/1/19 @ 100	3,279,780

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Securities Fund

Schedule of Portfolio Investments, continued

July 31, 2009

Principal Amount ($)	Security Description	Value ($)
Municipal Bonds, continued
Hawaii, continued
1,105,000	Hawaii State Harbor System Revenue, Series A, AMT, 5.25%, 7/1/16, FSA	1,176,604
1,500,000	Hawaii State Harbor System Revenue, Series B, AMT, 5.50%, 7/1/19, Callable 7/1/12 @ 100, AMBAC	1,573,680
2,530,000	Hawaii State Highway Revenue, 5.38%, 7/1/18, Prerefunded 7/1/10 @ 100, FSA	2,642,712
2,000,000	Hawaii State Housing Finance & Development Corp., Single Family Mortgage Purchase Revenue, Series A, AMT, 5.40%, 7/1/29, Callable 7/1/10 @ 101.50, FNMA	2,002,620
2,970,000	Honolulu City & County Board of Water Supply System Revenue, Series A, 4.75%, 7/1/18, Callable 7/1/14 @ 100, FGIC	3,135,934
2,315,000	Honolulu City & County Board of Water Supply System Revenue, Series A, 4.75%, 7/1/31, Callable 7/1/16 @ 100, MBIA	2,274,673
2,320,000	Honolulu City & County GO, 6.00%, 12/1/11, ETM, FGIC	2,600,418
2,125,000	Honolulu City & County GO, Series A, 6.00%, 1/1/11, ETM, FGIC	2,284,099
875,000	Honolulu City & County GO, Series A, 6.00%, 1/1/11, FGIC	937,816
4,820,000	Honolulu City & County GO, Series A, 5.75%, 4/1/11, ETM, FGIC	5,224,928
1,865,000	Honolulu City & County GO, Series A, 5.75%, 4/1/12, FGIC	2,087,662
850,000	Honolulu City & County GO, Series A, 5.75%, 4/1/13, ETM, FGIC	984,266
3,345,000	Honolulu City & County GO, Series A, 5.75%, 4/1/13, FGIC	3,847,486
3,500,000	Honolulu City & County GO, Series A, 5.38%, 9/1/18, Prerefunded 9/1/11 @ 100, FSA	3,829,175
6,250,000	Honolulu City & County GO, Series A, 5.00%, 7/1/19, Callable 7/1/15 @ 100, MBIA	6,787,750
640,000	Honolulu City & County GO, Series B, 5.25%, 10/1/12, FGIC	719,168
5,000,000	Honolulu City & County GO, Series D, 5.00%, 7/1/20, Callable 7/1/15 @ 100, MBIA	5,380,300
2,000,000	Honolulu City & County Waste Water System Revenue, Junior Series, 5.00%, 7/1/23, Callable 8/31/09 @ 101, FGIC	2,011,340

Principal Amount ($)	Security Description	Value ($)
Municipal Bonds, continued
Hawaii, continued
5,000,000	Honolulu Hawaii City & County GO, Series A, 5.00%, 4/1/18	5,675,550
6,680,000	Honolulu Hawaii City & County GO, Series A, 5.00%, 7/1/21, Callable 7/1/17 @ 100, FSA	7,279,864
5,000,000	Honolulu Hawaii City & County GO, Series A, 5.00%, 7/1/26, Callable 7/1/15 @ 100, MBIA	5,188,550
3,150,000	Honolulu Hawaii City & County GO, Series A, 5.00%, 7/1/27, Callable 7/1/15 @ 100, MBIA	3,252,186
2,315,000	Honolulu Hawaii City & County GO, Series A, 5.00%, 7/1/29, Callable 7/1/17 @ 100, FSA	2,371,069
4,115,000	Honolulu Hawaii City & County GO, Series F, 5.00%, 7/1/22, Callable 7/1/15 @ 100, FGIC	4,369,389
1,340,000	Kauai County GO, Series C, 5.90%, 8/1/09, AMBAC	1,340,150
1,000,000	University of Hawaii System Revenue, Series A, 5.50%, 7/15/16, Prerefunded 7/15/12 @ 100, FGIC	1,131,490
1,205,000	University of Hawaii System Revenue, Series A, 5.50%, 7/15/22, Prerefunded 7/15/12 @ 100, FGIC	1,363,445
1,000,000	University of Hawaii System Revenue, Series A, 5.50%, 7/15/29, Prerefunded 7/15/12 @ 100, FGIC	1,131,490
750,000	University of Hawaii System Revenue, Series A, 5.13%, 7/15/32, Prerefunded 7/15/12 @ 100, FGIC	840,473

		144,575,288

Illinois (4.2%)
2,000,000	Chicago Midway Airport Revenue, Series C, 5.50%, 1/1/15, MBIA	2,143,460
4,665,000	Illinois Municipal Electric Agency Power Supply Revenue, Series C, 5.25%, 2/1/21, FGIC	4,980,494
5,505,000	Kane & De Kalb Counties Illinois Community Unit School District GO, 4.89% (b), 2/1/23, FGIC	2,899,428

		10,023,382

Indiana (0.5%)
1,000,000	Tri-Creek High School Building Corp. Revenue, 5.00%, 7/15/15, Prerefunded 7/15/13 @ 100, FSA	1,141,390

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Securities Fund

Schedule of Portfolio Investments, continued

July 31, 2009

Principal Amount ($)	Security Description	Value ($)
Municipal Bonds, continued
Kentucky (0.6%)
1,250,000	Kentucky State Property & Buildings Commission Revenue, Second Series, AMT, 5.50%, 11/1/16, Callable 11/1/12 @ 100, FSA	1,348,913

Massachusetts (0.4%)
1,000,000	Massachusetts State GO, Series C, 5.75%, 10/1/20, Prerefunded 10/1/10 @ 100	1,056,930

Michigan (2.3%)
3,000,000	Michigan Municipal Building Authority Revenue, Clean Water Revolving Fund, 5.50%, 10/1/21, Prerefunded 10/1/10 @ 101	3,202,800
2,245,000	Michigan State Strategic Fund Ltd. Obligation Revenue, 6.95%, 5/1/11, FGIC	2,330,085

		5,532,885

Missouri (0.9%)
2,000,000	University of Missouri Revenue, Series B, 5.38%, 11/1/16, Callable 11/1/11 @ 100	2,130,220

Ohio (0.9%)
795,000	Hamilton County Sales Tax Revenue, Series B, 5.25%, 12/1/18, Prerefunded 12/1/10 @ 100	844,258
205,000	Hamilton County Sales Tax Revenue, Series B, 5.25%, 12/1/18, Callable 12/1/10 @ 100, AMBAC	211,142
1,000,000	Ohio State Building Authority, Adult Correction Facility Revenue, Series A, 5.50%, 10/1/14, Callable 10/1/11 @ 100, FSA	1,080,290

		2,135,690

Pennsylvania (3.1%)
6,000,000	East Stroudsburg Area School District GO, Series A, 7.75%, 9/1/27, Callable 9/1/17 @ 100, FGIC	7,357,560

Texas (5.3%)
2,395,000	Barbers Hill Independent School District GO, 5.00%, 2/15/24, Callable 2/15/15 @ 100, PSF-GTD	2,532,162

Shares or Principal Amount ($)	Security Description	Value ($)
Municipal Bonds, continued
Texas, continued
2,630,000	Galveston County GO, CAB, Series RD, 5.96% (b), 2/1/24, FGIC	1,315,316
2,345,000	Grapevine GO, Series A, 5.00%, 8/15/24, Callable 2/15/15 @ 100, MBIA	2,424,964
2,000,000	Houston Independent School District GO, Series A, 5.00%, 2/15/24, Callable 2/15/15 @ 100	2,114,540
1,365,000	New Braunfels GO, 5.00%, 10/1/16, Callable 10/1/14 @ 100, AMBAC	1,505,431
10,000,000	North Texas Tollway Authority Revenue, CAB, Series D, 5.37% (b), 1/1/30, Insured by Assured Guaranty Ltd.	2,888,100

		12,780,513

Washington (5.1%)
3,475,000	Douglas County School District No. 206 Eastmont GO, 5.00%, 12/1/17, Prerefunded 6/1/11 @ 100, FGIC	3,749,004
3,000,000	King County Washington School District No. 403 Renton GO, 5.00%, 12/1/24, Callable 12/1/16 @ 100, FGIC, School Board Guarantee	3,228,060
2,000,000	Port Seattle Washington Revenue, 5.00%, 2/1/25, Callable 2/1/16 @ 100, XLCA	2,084,280
325,000	Snohomish County Washington GO, 5.25%, 12/1/12, Prerefunded 12/1/11 @ 100, NATL-RE	358,683
2,555,000	Snohomish County Washington GO, 5.25%, 12/1/12, Callable 12/1/11 @ 100, NATL-RE	2,794,327

		12,214,354

Total Municipal Bonds (Cost $215,846,811)		225,996,643

Investment Companies (4.3%)
10,229,911	Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.25% (c)	10,229,911

Total Investment Companies (Cost $10,229,911)		10,229,911

Total Investments (Cost $226,076,722)—98.6%		236,226,554
Other assets in excess of liabilities—1.4%		3,304,058

Net Assets—100.0%		239,530,612

(a)	Rate periodically changes. Rate disclosed is the rate in effect on July 31, 2009.
(b)	Rate disclosed represents the effective yield at purchase.
(c)	Rate periodically changes. Rate disclosed is the daily yield on July 31, 2009.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Securities Fund

Schedule of Portfolio Investments, continued

July 31, 2009

AMBAC—Insured by American Municipal Bond Assurance Corp.

AMT—Subject to alternative minimum tax

CAB—Capital Appreciation Bond

ETM—Escrowed to Maturity

FGIC—Insured by Financial Guaranty Insurance Co.

FNMA—Insured by Federal National Mortgage Association

FSA—Insured by Federal Security Assurance

FSA-CR—Insured by Federal Security Assurance Custodial Receipts

GO—General Obligation

MBIA—Insured by Municipal Bond Insurance Association

NATL-RE—Insured by National Reinsurance Corp.

PSF-GTD—Insured by Public School Funding Guarantee

XLCA—Insured by XL Capital Assurance

See notes to financial statements.

PACIFIC CAPITAL FUNDS

High Grade Short Intermediate Fixed Income Fund

Schedule of Portfolio Investments

July 31, 2009

Principal Amount ($)	Security Description	Value ($)
Corporate Bonds (20.9%)
Consumer Discretionary (3.4%)
125,000	Avon Products, Inc., 5.63%, 3/1/14	133,488
250,000	Comcast Corp., 5.45%, 11/15/10	260,386
1,000,000	Daimler Chrysler NA Holding Corp., 5.88%, 3/15/11	1,031,530
71,000	Newell Rubbermaid, Inc., 4.00%, 5/1/10	71,323
150,000	Wal-Mart Stores, Inc., 4.25%, 4/15/13	156,841
300,000	Walgreen Co., 4.88%, 8/1/13	318,850

		1,972,418

Consumer Staples (2.5%)
100,000	Coca-Cola Co. (The), 3.63%, 3/15/14	103,171
100,000	Coca-Cola Enterprises, Inc., 3.75%, 3/1/12	104,023
45,000	Diageo Capital PLC, 5.20%, 1/30/13	47,707
150,000	General Mills, Inc., 5.25%, 8/15/13	162,625
175,000	Kellogg Co., 4.25%, 3/6/13	182,323
225,000	Kroger Co., 5.50%, 2/1/13	236,524
165,000	Kroger Co., 5.00%, 4/15/13	171,290
250,000	PepsiCo, Inc., 5.15%, 5/15/12	271,139
160,000	Sysco Corp., 4.20%, 2/12/13	163,125

		1,441,927

Energy (0.5%)
150,000	Chevron Corp., 3.95%, 3/3/14	156,474
100,000	ConocoPhillips, 4.75%, 2/1/14	106,498

		262,972

Financials (7.2%)
325,000	American General Finance, Series J, 5.63%, 8/17/11, MTN	222,846
100,000	Bank of America Corp., Series L, 7.38%, 5/15/14	109,041
50,000	Bank of New York Mellon, 4.30%, 5/15/14	51,899
100,000	BP Capital Markets PLC, 3.63%, 5/8/14	102,572
300,000	Caterpillar Financial Services Corp., 4.25%, 2/8/13, MTN	303,470
500,000	Citigroup, Inc., 5.50%, 4/11/13	494,528
300,000	Citigroup, Inc., 6.50%, 8/19/13	305,966
1,000,000	Countrywide Financial Corp., 4.50%, 6/15/10	1,008,729
525,000	General Electric Capital Corp., 5.72%, 8/22/11, Callable 1/22/10 @ 100, MTN	534,529
90,000	General Electric Capital Corp., Series A, 5.25%, 10/19/12, MTN	94,044
45,000	Goldman Sachs Group, Inc., 5.45%, 11/1/12	48,148
50,000	John Deere Capital Corp., 5.25%, 10/1/12, MTN	53,502

Principal Amount ($)	Security Description	Value ($)
Corporate Bonds, continued
Financials, continued
100,000	JPMorgan Chase & Co., 4.65%, 6/1/14	104,274
500,000	Morgan Stanley, 5.63%, 1/9/12	520,858
100,000	Morgan Stanley, 6.00%, 5/13/14	106,845
100,000	U.S. Bancorp, 4.20%, 5/15/14	102,254

		4,163,505

Health Care (0.4%)
200,000	Johnson & Johnson, 5.15%, 8/15/12	219,982

Industrials (1.5%)
75,000	Boeing Co. (The), 5.00%, 3/15/14	80,460
180,000	Boeing Co. (The), 3.50%, 2/15/15	180,053
125,000	ConocoPhillips Canada, 5.30%, 4/15/12	133,586
160,000	Dominion Resource, Inc., 4.75%, 12/15/10	164,883
100,000	Honeywell International, Inc., 3.88%, 2/15/14	102,887
95,000	Paccar, Inc., 6.38%, 2/15/12	102,605
100,000	Snap-on, Inc., 5.85%, 3/1/14	107,722

		872,196

Information Technology (0.9%)
55,000	Dell, Inc., 5.63%, 4/15/14	59,434
325,000	Hewlett-Packard Co., 4.50%, 3/1/13	344,667
100,000	Oracle Corp., 3.75%, 7/8/14	103,246

		507,347

Pharmaceuticals (0.5%)
100,000	Eli Lilly & Co., 3.55%, 3/6/12	103,907
200,000	Pfizer, Inc., 4.45%, 3/15/12	211,870

		315,777

Real Estate Investment Trust (1.7%)
1,000,000	Simon Property Group LP, 4.88%, 3/18/10	1,008,618

Telecommunications (0.7%)
200,000	AT&T, Inc., 4.85%, 2/15/14	213,076
215,000	Verizon Communications, Inc., 4.35%, 2/15/13	223,301

		436,377

Transportation (0.7%)
325,000	United Parcel Service, Inc., 4.50%, 1/15/13	341,186
75,000	United Parcel Service, Inc., 3.88%, 4/1/14	77,879

		419,065

Utilities (0.9%)
500,000	Exelon Generation Co., LLC, 6.95%, 6/15/11	534,958

Total Corporate Bonds (Cost $11,822,064)		12,155,142

See notes to financial statements.

PACIFIC CAPITAL FUNDS

High Grade Short Intermediate Fixed Income Fund

Schedule of Portfolio Investments, continued

July 31, 2009

Principal Amount ($)	Security Description	Value ($)
U.S. Government Agency Mortgage-Backed Obligations (53.8%)
Federal Home Loan Mortgage Corp. (34.9%)
430,586	5.00%, 1/1/19	452,501
858,746	4.50%, 4/1/19	895,877
750,747	4.50%, 12/1/19	780,862
648,665	6.00%, 6/1/21	688,273
1,018,359	5.14% (a), 11/1/35	1,067,908
1,031,643	6.50%, 9/1/36	1,102,054
4,321,762	5.50%, 11/1/36	4,483,893
6,232,356	5.00%, 12/1/36	6,387,003
2,458,516	6.50%, 8/1/38	2,625,790
1,690,176	6.00%, 9/1/38	1,773,295

		20,257,456

Federal National Mortgage Assoc. (18.9%)
441,744	5.00%, 5/1/19	463,951
5,863,936	5.50%, 2/1/36	6,087,587
1,071,965	6.50%, 6/1/36	1,148,597
3,063,888	5.48% (a), 4/1/37	3,219,597

		10,919,732

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $30,167,671)		31,177,188

U.S. Government Agencies (4.8%)
Federal Home Loan Bank (1.0%)
550,000	4.75%, 3/5/12	593,981

Federal Home Loan Mortgage Corp. (2.4%)
300,000	3.50%, 5/29/13	313,413
1,000,000	3.75%, 6/28/13	1,054,165

		1,367,578

Federal National Mortgage Assoc. (1.4%)
750,000	4.38%, 9/15/12	804,229

Total U.S. Government Agencies (Cost $2,697,389)		2,765,788

Shares or Principal Amount ($)	Security Description	Value ($)
U.S. Treasury Obligations (18.9%)
U.S. Treasury Notes (18.9%)
50,000	2.13%, 4/30/10	50,670
45,000	3.88%, 5/15/10	46,223
50,000	3.63%, 6/15/10	51,397
1,400,000	1.13%, 12/15/11	1,394,095
1,175,000	1.13%, 1/15/12	1,168,667
1,475,000	4.63%, 2/29/12	1,596,227
400,000	2.50%, 3/31/13	408,125
3,700,000	3.38%, 6/30/13	3,884,711
800,000	4.25%, 8/15/13	866,501
1,000,000	2.25%, 5/31/14	989,293
465,000	4.13%, 5/15/15	497,405

		10,953,314

Total U.S. Treasury Obligations (Cost $10,716,503)		10,953,314

Investment Companies (1.2%)
129,702	Dreyfus Cash Management, Institutional Shares, 0.33% (b)	129,702
571,144	Victory Federal Money Market Fund, Investor Shares, 0.01% (b)	571,144

Total Investment Companies (Cost $700,846)		700,846

Total Investments (Cost $56,104,473)—99.6%		57,752,278
Other assets in excess of liabilities—0.4%		219,475

Net Assets—100.0%		57,971,753

(a)	Rate periodically changes. Rate disclosed is the rate in effect on July 31, 2009.
(b)	Rate periodically changes. Rate disclosed is the daily yield on July 31, 2009.

LLC—Limited Liability Co.

LP—Limited Partnership

MTN—Medium Term Note

PLC—Public Liability Co.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Short Intermediate Securities Fund

Schedule of Portfolio Investments

July 31, 2009

Principal Amount ($)	Security Description	Value ($)
Municipal Bonds (80.5%)
Arizona (0.7%)
500,000	Vistancia Community Facilities District GO, 4.00%, 7/15/13	474,225

Colorado (2.5%)
525,000	Arapahoe County Colorado School District No. 5 Cherry Creek GO, 3.00%, 12/15/09	529,725
1,000,000	Pueblo West Metropolitan District Water & Waste Water Revenue, 5.25%, 12/15/25, Prerefunded 12/15/10 @ 100, NATL-RE	1,063,780

		1,593,505

Florida (1.3%)
755,000	Highlands County Florida Health Facilities Authority Revenue, Series G, 5.00%, 11/15/11, Unrefunded Portion	787,125
25,000	Highlands County Florida Health Facilities Authority Revenue, Series G, 5.00%, 11/15/11, ETM	27,252

		814,377

Georgia (2.6%)
500,000	Georgia State GO, Series C, 5.50%, 7/1/12	565,040
1,000,000	Metropolitan Atlanta Rapid Transit Authority Georgia Sales Tax Revenue, Series A, 5.00%, 7/1/12, AMBAC	1,103,340

		1,668,380

Guam (2.5%)
1,350,000	Guam Economic Development Authority, Capital Appreciation, CAB, Series B, 5.40%, 5/15/15	1,579,945

Hawaii (48.8%)
450,000	Hawaii Airport System Revenue, Second Series, AMT, 6.90%, 7/1/12, ETM, MBIA	477,198
1,000,000	Hawaii County GO, Series A, 4.00%, 7/15/10	1,030,810
1,580,000	Hawaii County GO, Series A, 5.00%, 7/15/10, AMBAC	1,640,467
660,000	Hawaii State Airports System Revenue, Second Series, AMT, 6.90%, 7/1/12, ETM	699,890
2,500,000	Hawaii State Department of Budget & Finance, Special Purpose Revenue, Series B, 0.42% (a), 7/1/29, Bank of America N.A.	2,500,000
1,630,000	Hawaii State GO, Series CM, 6.00%, 12/1/11, FGIC	1,820,188
1,000,000	Hawaii State GO, Series CU, 5.75%, 10/1/10, MBIA	1,059,930
1,550,000	Hawaii State GO, Series CV, 5.50%, 8/1/10, FGIC	1,627,299

Principal Amount ($)	Security Description	Value ($)
Municipal Bonds, continued
Hawaii, continued
1,500,000	Hawaii State GO, Series CX, 5.50%, 2/1/15, Prerefunded 2/1/12 @ 100, FSA	1,671,015
1,500,000	Hawaii State GO, Series CY, 5.75%, 2/1/13, FSA	1,721,415
1,000,000	Hawaii State GO, Series CZ, 5.25%, 7/1/12, FSA	1,119,870
1,000,000	Hawaii State GO, Series CZ, 5.25%, 7/1/15, Prerefunded 7/1/12 @ 100, FSA	1,123,970
1,000,000	Hawaii State GO, Series DG, 5.00%, 7/1/13, AMBAC	1,131,460
1,000,000	Hawaii State GO, Series DQ, 4.00%, 6/1/13	1,092,120
1,000,000	Hawaii State GO, Series DR, 4.00%, 6/1/14	1,090,520
830,000	Hawaii State Harbor System Revenue, Series A, AMT, 4.50%, 7/1/10, FSA	853,140
400,000	Hawaii State Highway Revenue, 5.25%, 7/1/12, Prerefunded 7/1/11 @100, FSA	435,268
1,055,000	Hawaii State Housing & Community Development Revenue, Series A, 3.70%, 7/1/13, FSA	1,067,808
800,000	Honolulu City & County GO, Series B, 5.25%, 10/1/12, ETM	904,272
1,000,000	Honolulu City & County GO, Series B, 5.50%, 7/1/13, FSA	1,149,530
1,000,000	Honolulu City & County Waste Water System Revenue, 5.25%, 7/1/15, Callable 8/31/09 @ 101, FGIC	1,011,490
2,000,000	Honolulu City & County Waste Water System Revenue, 5.25%, 7/1/18, Callable 8/31/09 @ 101, FGIC	2,022,300
2,000,000	State of Hawaii GO, Series DG, 5.00%, 7/1/12, AMBAC	2,222,420
1,090,000	University of Hawaii System Revenue, Series A, 5.50%, 7/15/16, Prerefunded 7/15/12 @ 100, FGIC	1,233,324

		30,705,704

Illinois (2.5%)
500,000	Chicago Illinois Midway Airport Revenue, Series B, 5.00%, 1/1/12, AMBAC	519,135
1,000,000	Illinois State GO, 5.25%, 8/1/10, MBIA	1,039,290

		1,558,425

Kansas (0.7%)
450,000	Wyandotte County Kansas City Unified Government Utility System Revenue, 5.13%, 9/1/13, Callable 9/8/09 @ 101, MBIA	453,398

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Short Intermediate Securities Fund

Schedule of Portfolio Investments, continued

July 31, 2009

Principal Amount ($)	Security Description	Value ($)
Municipal Bonds, continued
Michigan (1.2%)
750,000	Michigan State Hospital Finance Authority Revenue, 5.50%, 11/1/12	778,493

Minnesota (2.6%)
1,500,000	Minnesota State GO, 5.00%, 8/1/16, Callable 8/1/12 @ 100	1,622,655

New York (3.4%)
1,000,000	New York State Thruway Authority Revenue, Highway & Bridge Trust Fund, Series B, 5.25%, 4/1/12, AMBAC	1,100,270
1,000,000	New York, New York GO, Series C, 4.25%, 1/1/12	1,059,360

		2,159,630

Oklahoma (2.1%)
1,345,000	Tulsa Oklahoma Industrial Authority Educational Facilities Revenue, Series B, 5.00%, 12/1/14, Callable 12/1/09 @ 100	1,353,769

Pennsylvania (1.8%)
1,030,000	Philadelphia Water & Waste Water Revenue, Series B, 5.50%, 11/1/11, FGIC	1,112,761

Puerto Rico (3.2%)
1,200,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue, 6.25%, 7/1/13, MBIA	1,424,964
500,000	Puerto Rico Commonwealth Highway & Transportation Authority Revenue, Series D, 5.75%, 7/1/41, Prerefunded 7/1/12 @ 100	560,795

		1,985,759

Shares or Principal Amount ($)	Security Description	Value ($)
Municipal Bonds, continued
Tennessee (2.9%)
480,000	Sullivan County Tennessee Health Educational & Housing Facilities Board Revenue, Wellmont Health Systems Project, 6.25%, 9/1/32, Prerefunded 9/1/12 @ 101	554,203
1,135,000	Wilson County Tennessee GO, 5.00%, 4/1/12, MBIA	1,248,943

		1,803,146

Washington (1.7%)
1,000,000	Washington State Health Care Facilities Authority Revenue, Providence Health System, Series A, 5.63%, 10/1/14, Callable 10/1/11 @ 100, MBIA	1,048,580

Total Municipal Bonds (Cost $49,326,058)		50,712,752

Investment Companies (19.3%)
12,131,303	Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.25% (b)	12,131,303

Total Investment Companies (Cost $12,131,303)		12,131,303

Total Investments (Cost $61,457,361)—99.8%		62,844,055
Other assets in excess of liabilities—0.2%		109,830

Net Assets—100.0%		62,953,885

(a)	Rate periodically changes. Rate disclosed is the rate in effect on July 31, 2009.
(b)	Rate periodically changes. Rate disclosed is the daily yield on July 31, 2009.

AMBAC—Insured by American Municipal Bond Assurance Corp.

AMT—Subject to alternative minimum tax

CAB—Capital Appreciation Bond

ETM—Escrowed to Maturity

FGIC—Insured by Financial Guaranty Insurance Co.

FSA—Insured by Federal Security Assurance

GO—General Obligation

MBIA—Insured by Municipal Bond Insurance Association

NATL-RE—Insured by National Reinsurance Corp.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

U.S. Government Short Fixed Income Fund

Schedule of Portfolio Investments

July 31, 2009

Principal Amount ($)	Security Description	Value ($)
U.S. Government Agencies (49.8%)
Federal Home Loan Mortgage Corp. (19.2%)
4,400,000	5.13%, 4/18/11	4,699,130
1,050,000	2.38%, 2/24/12, Callable 2/24/10 @ 100	1,056,725
7,000,000	5.13%, 7/15/12	7,669,403

		13,425,258

Federal National Mortgage Assoc. (30.6%)
800,000	0.40% (a), 2/1/10	798,888
1,690,000	4.30%, 2/17/10	1,722,059
1,000,000	4.40%, 3/8/10	1,022,286
8,000,000	4.13%, 5/15/10	8,225,528
2,800,000	5.00%, 10/15/11	3,027,231
50,000	2.00%, 1/27/12, Callable 7/27/10 @ 100	50,201
6,000,000	4.75%, 11/19/12	6,531,828

		21,378,021

Total U.S. Government Agencies (Cost $34,663,094)		34,803,279

U.S. Treasury Obligations (49.5%)
U.S. Treasury Bills (4.1%) (a)
355,000	0.23%, 8/6/09	354,992
325,000	0.33%, 8/20/09	324,977
325,000	0.40%, 9/10/09	324,955
900,000	0.47%, 10/22/09	899,666
300,000	0.55%, 11/19/09	299,834
620,000	0.28%, 2/11/10	619,107

		2,823,531

Shares or Principal Amount ($)	Security Description	Value ($)
U.S. Treasury Obligations (continued)
U.S. Treasury Notes (45.4%)
3,800,000	4.88%, 8/15/09	3,807,446
1,300,000	3.13%, 11/30/09	1,312,442
2,800,000	2.00%, 2/28/10	2,827,672
3,800,000	2.13%, 4/30/10	3,850,916
1,500,000	2.63%, 5/31/10	1,527,540
200,000	4.13%, 8/15/10	207,477
4,865,000	2.38%, 8/31/10	4,962,110
2,850,000	2.00%, 9/30/10	2,897,427
2,800,000	4.88%, 7/31/11	3,007,376
2,675,000	4.63%, 8/31/11	2,864,759
1,500,000	1.75%, 11/15/11	1,516,295
345,000	1.13%, 12/15/11	343,545
2,675,000	1.13%, 1/15/12	2,660,582

		31,785,587

Total U.S. Treasury Obligations (Cost $34,249,126)		34,609,118

Investment Companies (0.4%)
238,684	Cavanal Hill U.S. Treasury Fund, Administrative Class, 0.01% (b)	238,684

Total Investment Companies (Cost $238,684)		238,684

Total Investments (Cost $69,150,904)—99.7%		69,651,081
Other assets in excess of liabilities—0.3%		234,424

Net Assets—100.0%		69,885,505

(a)	Rate disclosed represents the effective yield at purchase.
(b)	Rate periodically changes. Rate disclosed is the daily yield on July 31, 2009.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Notes to Financial Statements

July 31, 2009

1.	Organization

Pacific Capital Funds (the “Trust”) was organized on October 30, 1992 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust. The Trust currently consists of the following investment portfolios (collectively, the “Funds” and individually, a “Fund”): New Asia Growth Fund, International Stock Fund, Small Cap Fund, Mid-Cap Fund, Growth Stock Fund, Growth and Income Fund, Value Fund, High Grade Core Fixed Income Fund, Tax-Free Securities Fund, High Grade Short Intermediate Fixed Income Fund, Tax-Free Short Intermediate Securities Fund and U.S. Government Short Fixed Income Fund. The Trust is authorized to issue an unlimited number of shares without par value in four classes of shares: Class A, Class B, Class C and Class Y. The sale of Class B Shares has been suspended since June 1, 2003 (except for reinvestment of dividends and exchanges of Class B Shares between Funds) and the offering of Class C Shares was suspended on May 1, 2009 (except for reinvestment of dividends and exchanges of Class C Shares between Funds).

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held. Each class of shares has identical rights and privileges except with respect to the fees paid under distribution (12b-1) plans, voting rights on matters affecting a single class of shares, sales charges and exchange privileges. The Class A Shares of the New Asia Growth Fund, International Stock Fund, Small Cap Fund, Mid-Cap Fund, Growth Stock Fund, Growth and Income Fund and Value Fund have a maximum sales charge on purchases of 5.25% of the purchase price; the Class A Shares of the High Grade Core Fixed Income Fund and Tax-Free Securities Fund have a maximum sales charge on purchases of 4.00% of the purchase price; and the Class A Shares of the High Grade Short Intermediate Fixed Income Fund, Tax-Free Short Intermediate Securities Fund and U.S. Government Short Fixed Income Fund have a maximum sales charge on purchases of 2.25% of the purchase price. The Class B Shares have a contingent deferred sales charge (“CDSC”) of 5.00% as a percentage of original purchase price or sale price (whichever is less) if redeemed before the sixth anniversary of purchase, declining from 5.00% within the first year to 0% after the sixth year. The Class C Shares have a CDSC of 1.00% as a percentage of the original purchase price or sales price (whichever is less) if redeemed within twelve months of purchase.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with United States generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

Investments in securities, the principal market for which is a securities exchange or an over-the-counter market, are valued at their latest available sale price (except for those securities that are traded on NASDAQ, which are valued at the NASDAQ official closing price) or in the absence of such a price, by reference to the latest available mean of the bid and asked quotations in the principal market in which such securities are normally traded. Investments in securities in which the principal market is not an exchange or an over-the-counter market are valued using an independent pricing service approved by the Board of Trustees (the “Board”). Such prices reflect fair values, which may be established through the use of electronic and matrix techniques. Short-term obligations that mature in 60 days or less and are of sufficient credit quality, are valued at amortized cost or original cost plus interest, which approximates fair value. Investments in

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, continued

July 31, 2009

open-end investment companies are valued at their respective net asset value as reported by such companies. The differences between cost and fair value of investments are reflected as either unrealized appreciation or depreciation.

In cases where market prices for portfolio securities are not readily available, a Pricing Committee established and appointed by the Trust’s Board determines in good faith, subject to Trust procedures, the fair value of such portfolio securities. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board. In the event of an increase or decrease in the value of a designated benchmark index greater than predetermined levels, the New Asia Growth Fund and International Stock Fund may use a systematic valuation model provided by an independent third party to fair value their international equity securities.

The Funds comply with Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard established a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. One key component of the implementation of SFAS 157 included the development of a three-tier fair value hierarchy. The basis of the tiers is dependant upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets.
•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of July 31, 2009, while the breakdown, by category, of common stocks is disclosed on each Fund’s Schedule of Portfolio Investments:

	LEVEL 1—Quoted Prices		LEVEL 2—Other Significant Observable Inputs		Total
Fund Name	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*
New Asia Growth Fund
Common Stocks	$78,656,602	$—	$—	$—	$78,656,602	$—
Investment Companies	1,213,060	—	—	—	1,213,060	—

Total	79,869,662	—	—	—	79,869,662	—
International Stock Fund
Common Stocks	80,181,901	—	—	—	80,181,901	—
Exchange Traded Funds	101,003	—	—	—	101,003	—
Rights	—	—	12,005	—	12,005	—
Forward Foreign Exchange Contracts	—	(1,833)	—	—	—	(1,833)

Total	80,282,904	(1,833)	12,005	—	80,294,909	(1,833)
Small Cap Fund
Common Stocks	132,305,177	—	—	—	132,305,177	—
Cash Equivalents	—	—	1,052,444	—	1,052,444	—

Total	132,305,177	—	1,052,444	—	133,357,621	—
Mid-Cap Fund
Common Stocks	31,966,197	—	—	—	31,966,197	—
Investment Companies	257,819	—	—	—	257,819	—

Total	32,224,016	—	—	—	32,224,016	—

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, continued

July 31, 2009

	LEVEL 1—Quoted Prices		LEVEL 2—Other Significant Observable Inputs		Total
Fund Name	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*
Growth Stock Fund
Common Stocks	$75,271,175	$—	$—	$—	$75,271,175	$—
Investment Companies	770,561	—	—	—	770,561	—

Total	76,041,736	—	—	—	76,041,736	—
Growth and Income Fund
Common Stocks	68,706,348	—	—	—	68,706,348	—
Investment Companies	725,807	—	—	—	725,807	—

Total	69,432,155	—	—	—	69,432,155	—
Value Fund
Common Stocks	63,748,296	—	—	—	63,748,296	—
Investment Companies	517,585	—	—	—	517,585	—

Total	64,265,881	—	—	—	64,265,881	—
High Grade Core Fixed Income Fund
Corporate Bonds	—	—	67,047,740	—	67,047,740	—
U.S. Government Agency Mortgage-Backed Obligations	—	—	79,139,277	—	79,139,277	—
U.S. Treasury Obligations	—	—	40,856,784	—	40,856,784	—
U.S. Government Agencies	—	—	12,135,096	—	12,135,096	—
Municipal Bonds	—	—	1,431,432	—	1,431,432	—
Investment Companies	623,666	—	—	—	623,666	—

Total	623,666	—	200,610,329	—	201,233,995	—
Tax-Free Securities Fund
Municipal Bonds	—	—	225,996,643	—	225,996,643	—
Investment Companies	10,229,911	—	—	—	10,229,911	—

Total	10,229,911	—	225,996,643	—	236,226,554	—
High Grade Short Intermediate Fixed Income Fund
Corporate Bonds	—	—	12,155,142	—	12,155,142	—
U.S. Government Agency Mortgage-Backed Obligations	—	—	31,177,188	—	31,177,188	—
U.S. Treasury Obligations	—	—	10,953,314	—	10,953,314	—
U.S. Government Agencies	—	—	2,765,788	—	2,765,788	—
Investment Companies	700,846	—	—	—	700,846	—

Total	700,846	—	57,051,432	—	57,752,278	—
Tax-Free Short Intermediate Securities Fund
Municipal Bonds	—	—	50,712,752	—	50,712,752	—
Investment Companies	12,131,303	—	—	—	12,131,303	—

Total	12,131,303	—	50,712,752	—	62,844,055	—
U.S. Government Short Fixed Income Fund
U.S. Treasury Obligations	—	—	34,609,118	—	34,609,118	—
U.S. Government Agencies	—	—	34,803,279	—	34,803,279	—
Investment Companies	238,684	—	—	—	238,684	—

Total	238,684	—	69,412,397	—	69,651,081	—

*	Other financial investments are derivative instruments not reflected in the Schedule of Portfolio Investments, such as futures or forward foreign currency contracts, which are valued at the unrealized appreciation/(depreciation) on the investment.

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, continued

July 31, 2009

Derivative Instruments:

Certain of the Funds may be subject to equity price risk and forward foreign currency exchange risk in the normal course of pursuing investment objectives. Certain of the Funds may invest in various financial instruments including positions in futures and forward currency contracts to gain exposure to or hedge against changes in the value of equities or foreign currencies.

All open derivative positions at period end are reflected for each Fund in the tables below, and the volume of these open positions relative to each Fund’s net assets is generally representative of the volume of open positions throughout the reporting period. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Foreign Currency Transactions:

The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the dates of the transactions.

The Funds do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such changes are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

Reported net realized foreign currency exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the differences between the amounts of assets and liabilities recorded and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized foreign currency appreciation or depreciation arises from changes in the values of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

Foreign Currency Contracts:

The New Asia Growth Fund, International Stock Fund and Small Cap Fund may enter into foreign currency exchange contracts to convert U.S. dollars to and from various foreign currencies. A foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific foreign currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in “cross-currency” foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds’ foreign currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. The New Asia Growth Fund, International Stock Fund and Small Cap Fund enter into foreign currency exchange contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Funds do not enter into such contracts solely for the purpose of earning foreign currency gains). Each foreign currency exchange contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities.

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, continued

July 31, 2009

Futures Contracts:

Each of the Funds (other than the U.S. Government Short Fixed Income Fund) may enter into contracts for the future delivery of specific securities, classes of securities, and financial indices; may purchase or sell exchange-listed or OTC options on any such futures contracts; and may engage in related closing transactions. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currency at a set price for delivery in the future. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

The Small Cap Fund has entered into futures contracts for hedging purposes, such as to protect against anticipated declines in the fair value of its portfolio securities or to manage exposure to changing interest rates. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When a futures contract closes, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Effective February 1, 2009, the Funds adopted Financial Accounting Standards Board (“FASB”) SFAS No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) which is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows.

Fair Value of Derivative Instruments as of July 31, 2009:

	Asset Derivatives			Liability Derivatives
Primary Risk Exposure	Fund	Statements of Assets and Liabilities Location	Fair Value ($)	Statements of Assets and Liabilities Location	Fair Value ($)
Forward Foreign Exchange Contracts	International Stock Fund	Unrealized appreciation on forward foreign currency exchange contracts	3	Unrealized depreciation on forward foreign currency exchange contracts	1,836

The effect of Derivative Instruments on the Statements of Operations for the period February 1, 2009 through July 31, 2009:

Primary Risk Exposure	Fund	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income ($)
Forward Foreign Exchange Contracts	International Stock Fund	Net realized losses from investments and foreign currency transactions/change in unrealized appreciation/depreciation on investments and foreign currency transactions	(79,130)	(1,833)

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Notes to Financial Statements, continued

July 31, 2009

Primary Risk Exposure	Fund	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income ($)
Equity Contracts	Small Cap Fund	Net realized losses from futures transactions/change in unrealized appreciation/ depreciation on investments and foreign currency transactions	12,822	—

In September 2008, FASB issued Staff Position No. FAS 133-1 and FIN 45-4, “Disclosure and Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 (“FAS 133-1 and FIN 45-4”). FAS 133-1 and FIN 45-4 are effective for fiscal years and interim periods ending after November 15, 2008. FAS 133-1 and FIN 45-4 required enhanced disclosures by sellers of credit derivatives and certain guarantees, including the nature of these derivatives, approximate terms, reasons for entering into these instruments, and status of payment/performance risk. The Funds were not impacted by the adoption of these standards.

Restricted Securities:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (the “1933 Act”), or pursuant to the resale limitations provided by Rule 144A under the 1933 Act or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered illiquid. At July 31, 2009, the following Funds held liquid restricted securities as detailed below:

Issue Description	Acquisition Date	Shares or Principal Amount ($)	Cost ($)	Value ($)
International Stock Fund
Groupe DANONE	6/15/09	2,804	95,652	150,428
Renewable Energy Corp. AS	*	36,513	163,637	290,052
High Grade Core Fixed Income Fund
Verizon Wireless Capital, 3.75%, 5/20/11	5/19/09	2,000,000	1,998,400	2,061,110

*	Purchased on 5/7/09 and 7/14/09.

Security Transactions and Related Income:

During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date if the trade was on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date or as soon as information is readily available for foreign securities. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations:

Expenses that are directly related to a specific Fund are charged to that Fund. Class specific expenses, such as distribution fees, if any, are borne by that class. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets or another appropriate basis.

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Notes to Financial Statements, continued

July 31, 2009

Income, expenses (other than expenses attributable to a specific share class) and realized/unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

Distributions to Shareholders:

Dividends from net investment income are declared daily and paid monthly for the High Grade Core Fixed Income Fund, Tax-Free Securities Fund, High Grade Short Intermediate Fixed Income Fund, Tax-Free Short Intermediate Securities Fund and U.S. Government Short Fixed Income Fund. Dividends from net investment income are declared and paid quarterly for the New Asia Growth Fund, International Stock Fund, Small Cap Fund, Mid-Cap Fund, Growth Stock Fund, Growth and Income Fund and Value Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually for all the Funds.

Redemption Fees:

The New Asia Growth Fund and International Stock Fund may impose a redemption fee of 2.00% on redemptions and exchanges of Fund shares within 30 days from the date the Fund shares were acquired. Prior to October 16, 2007, the fee could be assessed on redemptions and exchanges of Fund shares within 90 days from the date the Fund shares were acquired. For financial statement purposes, these amounts are included in the Statements of Changes in Net Assets in “Proceeds from Shares Issued”. Redemption fees collected for the Funds for the years ended July 31, 2009 and July 31, 2008 were as follows:

	Year Ended 7/31/09 ($)	Year Ended 7/31/08 ($)
New Asia Growth Fund	469	1,105
International Stock Fund	1,001	2,369

Subsequent Events:

The Funds have evaluated subsequent events through September 25, 2009, which is the date these financial statements were issued and there are no subsequent events to report.

3.	Purchases and Sales of Securities

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2009 were as follows:

	Purchases ($)	Sales ($)
New Asia Growth Fund	29,068,199	34,948,331
International Stock Fund	47,929,977	101,563,916
Small Cap Fund	228,518,956	313,400,639
Mid-Cap Fund	43,557,748	51,012,631
Growth Stock Fund	76,937,935	100,220,547
Growth and Income Fund	63,061,507	79,316,221
Value Fund	71,755,903	89,819,092
High Grade Core Fixed Income Fund	106,184,644	189,309,744
Tax-Free Securities Fund	56,535,188	94,525,611
High Grade Short Intermediate Fixed Income Fund	58,942,520	66,570,107
Tax-Free Short Intermediate Securities Fund	20,658,459	20,051,000
U.S. Government Short Fixed Income Fund	50,446,777	46,264,285

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Notes to Financial Statements, continued

July 31, 2009

Purchases and sales of long-term U.S. Government securities for the year ended July 31, 2009 were as follows:

	Purchases ($)	Sales ($)
High Grade Core Fixed Income Fund	64,433,543	119,827,159
High Grade Short Intermediate Fixed Income Fund	55,609,593	62,205,956
U.S. Government Short Fixed Income Fund	50,446,777	46,264,285

4.	Transactions with Affiliates

Investment advisory services are provided to the Trust by the Asset Management Group of Bank of Hawaii (the “Adviser”). Under terms of an advisory agreement, each Fund is charged an annual fee which is computed daily and paid monthly based upon average daily net assets. The Adviser may voluntarily waive a portion of its fees. Voluntary waivers may be terminated at any time and are not subject to recoupment by the Adviser. Fee rates for the year ended July 31, 2009 were as follows:

	Maximum Annual Advisory Fee (%)	Net Annual Fees Paid After Voluntary Waivers (%)
New Asia Growth Fund	0.40	0.40
International Stock Fund	0.45	0.35
Small Cap Fund	0.46	0.36	[1]
Mid-Cap Fund	0.60	0.35
Growth Stock Fund	0.55	0.35
Growth and Income Fund	0.55	0.35
Value Fund	0.55	0.35
High Grade Core Fixed Income Fund	0.60	0.45
Tax-Free Securities Fund	0.60	0.45
High Grade Short Intermediate Fixed Income Fund	0.50	0.12
Tax-Free Short Intermediate Securities Fund	0.50	0.40
U.S. Government Short Fixed Income Fund	0.40	0.05

[1]	The Adviser has voluntarily agreed to waive a portion of its fees for the Small Cap Fund so that the total combined advisory and sub-advisory fees will not exceed 1.00%.

The following Funds have entered into Sub-Advisory contracts as listed below. Under the terms of each Sub-Advisory agreement, the Funds are charged the following annual fees in addition to the Advisory Fees by the Sub-Adviser based upon average daily net assets managed by the Sub-Adviser which are computed daily and paid quarterly:

	Sub-Adviser	Annual Fees Paid
New Asia Growth Fund	First State Investments International Limited	0.50%

International Stock Fund	Hansberger Global Investors, Inc.	0.60% of the first $75 million; 0.35% in excess of $75 million

Small Cap Fund	Mellon Capital Management Corp.	0.55% of the first $100 million; 0.50% on assets between $100 million and $200 million; 0.45% on assets in excess of $200 million [1]
	Nicholas-Applegate Capital Management	0.70% [2]

	Wellington Management Company, LLP	0.70% of the first $150 million; 0.65% on assets in excess of $150 million [3]

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, continued

July 31, 2009

	Sub-Adviser	Annual Fees Paid

Mid-Cap Fund	Chicago Equity Partners, LLC	0.20%

Growth Stock Fund	Chicago Equity Partners, LLC	0.25%

Growth and Income Fund	Chicago Equity Partners, LLC	0.25%

Value Fund	Chicago Equity Partners, LLC	0.25%

[1]	On assets managed by Mellon Capital Management Corp. using a “small cap value” strategy
[2]	On assets managed by Nicholas-Applegate Capital Management using a “systematic small cap” strategy.
[3]	On assets managed by Wellington Management Company, LLP using a “small cap growth” strategy.

Bank of Hawaii (the “Administrator”) acts as Administrator of the Trust and receives fees from the Trust at the annual rate of 0.04% of the average daily net assets of the Trust for this service.

Citi Fund Services Ohio, Inc. (“Citi”) serves the Trust as Sub-Administrator pursuant to an agreement among the Trust, the Administrator and Citi. Citi receives fees from the Trust at the annual rate of 0.05% of the average daily net assets of the Trust, subject to reduction if certain standards are not met, and $10,000 annually for providing additional regulatory services, plus out-of-pocket expenses.

In addition, Citi provides an employee to serve as Chief Compliance Officer for the Trust and performs certain related services. Citi receives a fee for this service and reimbursement for certain related out-of-pocket expenses.

Citi also serves the Trust as Fund Accountant and Transfer Agent. Under the terms of the fund accounting and transfer agency agreements, Citi is entitled to receive fees, subject to reduction if certain standards are not met, and reimbursement for certain out-of-pocket expenses.

Foreside Distribution Services, L.P. (the “Distributor”) serves the Trust as principal underwriter and distributor. The Trust has adopted for the Class A, Class B and Class C Shares of each of the Funds the Class A Distribution Plan, Class B Distribution Plan and Class C Distribution Plan (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, each Fund pays the Distributor a fee which will not exceed on an annual basis, 0.40%, 1.00% and 1.00%, respectively, of the average daily net assets attributable to the Class A, Class B and Class C Shares of each Fund. The Distributor is contractually limiting the 12b-1 fee for Class A Shares to 0.25% through November 30, 2009. These fees are for payments the Distributor makes to banks, other institutions and broker dealers, including certain affiliates of the Administrator and for expenses the Distributor and any of its affiliates or subsidiaries incur for providing distribution or shareholder service assistance. The following table shows amounts received by the Distributor on commissions from sales and the amounts paid to affiliated broker dealers of the Funds during the year ended July 31, 2009:

	Received ($)	Paid to Affiliates ($)
Class A	40,645	294
Class C	17,131	1,417

Mellon Capital Management Corp., a sub-adviser of the Small Cap Fund, is an affiliate of The Bank of New York Mellon who serves as custodian of the Funds. Fees for custody services are reflected as Custodian fees on the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Administrator, the Adviser or Citi. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles. Each of the five Independent Trustees receives a fee for his services plus the reimbursement of certain expenses incurred.

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, continued

July 31, 2009

The Adviser has entered into a reimbursement agreement with the Funds in which it agrees to reimburse the Funds for certain fees charged by various intermediaries. The intermediaries, such as broker-dealers, banks, retirement plan administrators or other institutions, make the shares of one or more Funds available to their customers in accordance with relevant Intermediary Agreements and provide certain recordkeeping, processing and/or administrative services. This agreement can be terminated by the Adviser with 60 days’ written notice. The reimbursements made by the Adviser may not be recouped in future periods.

5.	Risks

The New Asia Growth Fund and International Stock Fund invest in securities of foreign issuers in various countries. Investing on an international basis involves certain risks not involved in domestic investments, including fluctuations in foreign exchange rates, future adverse political and economic developments and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, and/or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments may also be subject to foreign withholding taxes.

The New Asia Growth Fund’s concentration of investments in securities of issuers located in the Far East Asia region may subject the Fund to the effects of economic and government policies within that region.

The Tax-Free Securities Fund’s and Tax-Free Short Intermediate Securities Fund’s concentration of investments in securities of issuers located in Hawaii may subject each of these Funds to the effects of economic developments and government policies within Hawaii.

Each Fund may be subject to the risks described above and other risks. Additional information about the Funds, their investment strategies and related risks is available in the Trust’s Statement of Additional Information.

6.	Federal Income Tax Information

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with each applicable country’s tax rules and rates.

The amounts of dividends from net investment income and amounts of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., paydown reclasses and foreign currency transactions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

The Funds comply with FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-than-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, continued

July 31, 2009

the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Compliance with FIN 48 includes a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Hawaii (e.g., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to certain tax positions taken.

The tax character of distributions paid during the year ended July 31, 2009 were as follows (amounts in thousands):

	Distributions Paid From
	Net Investment Income ($)	Net Long-Term Capital Gains ($)	Total Taxable Distributions ($)	Return of Capital ($)	Tax Exempt Distributions ($)	Total Distributions Paid ($)*
New Asia Growth Fund	2,263	10,124	12,387	—	—	12,387
International Stock Fund	1,057	20,011	21,068	181	—	21,249
Small Cap Fund	—	801	801	—	—	801
Mid-Cap Fund	281	—	281	—	—	281
Growth Stock Fund	640	—	640	7	—	647
Growth and Income Fund	1,168	—	1,168	—	—	1,168
Value Fund	1,543	—	1,543	—	—	1,543
High Grade Core Fixed Income Fund	10,079	—	10,079	—	—	10,079
Tax-Free Securities Fund	355	342	697	—	9,800	10,497
High Grade Short Intermediate Fixed Income Fund	2,443	—	2,443	—	—	2,443
Tax-Free Short Intermediate Securities Fund	4	—	4	—	1,339	1,343
U.S. Government Short Fixed Income Fund	1,509	—	1,509	—	—	1,509

*	Total Distributions Paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The tax character of distributions paid during the year ended July 31, 2008 were as follows (amounts in thousands):

	Distributions Paid From
	Net Investment Income ($)	Net Long-Term Capital Gains ($)	Total Taxable Distributions ($)	Return of Capital ($)	Tax Exempt Distributions ($)	Total Distributions Paid ($)*
New Asia Growth Fund	5,594	14,882	20,476	—	—	20,476
International Stock Fund	2,714	15,912	18,626	—	—	18,626
Small Cap Fund	33,243	40,794	74,037	—	—	74,037
Mid-Cap Fund	2,130	5,804	7,934	56	—	7,990
Growth Stock Fund	828	—	828	7	—	835
Growth and Income Fund	1,360	7,925	9,285	—	—	9,285
Value Fund	18,946	7,044	25,990	51	—	26,041
High Grade Core Fixed Income Fund	13,576	—	13,576	—	—	13,576
Tax-Free Securities Fund	576	189	765	—	11,544	12,309
High Grade Short Intermediate Fixed Income Fund	2,799	—	2,799	—	—	2,799
Tax-Free Short Intermediate Securities Fund	21	—	21	—	1,571	1,592
U.S. Government Short Fixed Income Fund	3,385	—	3,385	—	—	3,385

*	Total Distributions Paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, continued

July 31, 2009

As of July 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):

	Undistributed		Accumulated Earnings ($)	Distributions Payable ($)	Accumulated Capital & Other Losses ($)	Unrealized Appreciation/ (Depreciation) ($)**	Total Accumulated Earnings/ (Deficit) ($)
	Ordinary Income ($)	Long-Term Capital Gain ($)
New Asia Growth Fund	34	—	34	—	(8,118)	4,285	(3,799)
International Stock Fund	—	—	—	—	(41,458)	(9,745)	(51,203)
Small Cap Fund	—	—	—	—	(152,517)	(5,165)	(157,682)
Mid-Cap Fund	12	—	12	—	(22,914)	778	(22,124)
Growth Stock Fund	—	—	—	—	(109,413)	(2,857)	(112,270)
Growth and Income Fund	28	—	28	—	(37,584)	(6,296)	(43,852)
Value Fund	28	—	28	—	(36,126)	(7,046)	(43,144)
High Grade Core Fixed Income Fund	24	—	24	(65)	(406)	3,983	3,536
High Grade Short Intermediate Fixed Income Fund	—	—	—	(18)	(1,029)	1,648	601
U.S. Government Short Fixed Income Fund	7	—	7	(7)	(575)	500	(75)

**	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to: tax deferral of losses on wash sales and return of capital adjustments.

	Undistributed			Accumulated Earnings ($)	Distributions Payable ($)	Accumulated Capital & Other Losses ($)	Unrealized Appreciation/ (Depreciation) ($)	Total Accumulated Earnings/ (Deficit) ($)
	Tax-Exempt Income ($)	Ordinary Income ($)	Long-Term Capital Gain ($)
Tax-Free Securities Fund	103	—	—	103	(74)	(2,121)	10,150	8,058
Tax-Free Short Intermediate Securities Fund	—	—	—	—	(22)	(837)	1,387	528

As of the latest tax year end of July 31, 2009, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, continued

July 31, 2009

	Expires
	2011 ($)	2013 ($)	2014 ($)	2015 ($)	2016 ($)	2017 ($)
New Asia Growth Fund	—	—	—	—	—	529,155
International Stock Fund	—	—	—	—	—	10,389,320
Small Cap Fund	—	—	—	—	—	69,091,777
Mid-Cap Fund	—	—	—	—	739,471	5,185,507
Growth Stock Fund	76,835,141	—	—	—	3,055,247	4,585,249
Growth and Income Fund	—	—	—	—	5,239,853	7,224,116
Value Fund	—	—	—	—	4,646,679	5,557,468
High Grade Core Fixed Income Fund	—	—	—	48,099	—	—
Tax-Free Securities Fund		—	—	—	—	625,102
High Grade Short Intermediate Fixed Income Fund	—	—	—	1,028,605	—	—
Tax-Free Short Intermediate Securities Fund	—	14,258	18,908	657,223	49,093	15,122
U.S. Government Short Fixed Income Fund	—	—	—	575,484	—	—

During the year ended July 31, 2009, the High Grade Core Fixed Income Fund, High Grade Short Intermediate Fixed Income Fund and U.S. Government Short Fixed Income Fund utilized $1,274, $599 and $1,573 in capital loss carryforwards (amounts in thousands), respectively.

Under current tax law, capital and foreign currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended July 31, 2009, the Funds deferred to August 1, 2009 post-October capital losses and post-October currency losses of:

	Post-October Capital Losses ($)	Post-October Foreign Currency Losses ($)
New Asia Growth Fund	7,391,968	197,341
International Stock Fund	30,822,495	246,340
Small Cap Fund	83,424,934	—
Mid-Cap Fund	16,989,249	—
Growth Stock Fund	24,936,896	—
Growth and Income Fund	25,120,438	—
Value Fund	25,921,710	—
High Grade Core Fixed Income Fund	357,716	—
Tax-Free Securities Fund	1,495,804	—
Tax-Free Short Intermediate Securities Fund	82,600	—

The cost for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation as of July 31, 2009 is as follows:

Fund	Tax Cost of Securities ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)	Net Unrealized Appreciation/ (Depreciation) ($)
New Asia Growth Fund	75,564,023	8,430,128	(4,124,489)	4,305,639
International Stock Fund	90,067,950	6,585,608	(16,358,649)	(9,773,041)
Small Cap Fund	138,522,879	17,190,650	(22,355,908)	(5,165,258)
Mid-Cap Fund	31,446,372	4,393,025	(3,615,381)	777,644
Growth Stock Fund	78,898,733	5,023,343	(7,880,340)	(2,856,997)
Growth and Income Fund	75,728,500	3,818,915	(10,115,260)	(6,296,345)
Value Fund	71,311,448	5,120,875	(12,166,442)	(7,045,567)
High Grade Core Fixed Income Fund	197,251,299	8,816,280	(4,833,584)	3,982,696
Tax-Free Securities Fund	226,076,722	11,945,437	(1,795,605)	10,149,832
High Grade Short Intermediate Fixed Income Fund	56,104,473	1,756,135	(108,330)	1,647,805
Tax-Free Short Intermediate Securities Fund	61,457,361	1,420,840	(34,146)	1,386,694
U.S. Government Short Fixed Income Fund	69,150,904	521,516	(21,339)	500,177

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, continued

July 31, 2009

7.	Legal and Regulatory Matters

Citi Fund Services, Inc., certain affiliates of which provide various services to the Trust as described in footnote 4, has reached a settlement with the SEC regarding the SEC’s investigation related to its past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Fund management has not determined the degree, if any, to which the Funds are affected by the settlement. A proposed plan of distribution (“Fair Fund Plan”) was posted by the SEC for public review and comment on May 29, 2009. Further information, including the methodology of the Fair Fund Plan, is available on the SEC website at www.sec.gov/litigation/admin/2009/34-60011-pdp.pdf. Based on management’s review and consideration of the matter to date, management does not believe the Funds’ financial statements would be adversely impacted as a result of this investigation.

PACIFIC CAPITAL FUNDS

New Asia Growth Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities					Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (b)	Portfolio Turnover (c)
CLASS A
Year Ended July 31, 2009	$17.57	$0.13		$(2.56)		$(2.43)	$(0.12)	$(2.96)	$(3.08)	$12.06	(6.91%)	$3,794	1.78%	1.06%	1.93%	47.98%
Year Ended July 31, 2008	22.06	0.20		(0.76)		(0.56)	(0.23)	(3.70)	(3.93)	17.57	(5.38)	4,986	1.59	1.04	1.74	45.92
Year Ended July 31, 2007	16.84	0.22		7.05		7.27	(0.22)	(1.83)	(2.05)	22.06	46.07	3,207	1.62	1.14	1.77	37.50
Year Ended July 31, 2006	15.52	0.10		2.12		2.22	(0.10)	(0.80)	(0.90)	16.84	15.00	2,157	1.76	0.64	2.08	44.10
Year Ended July 31, 2005	11.46	0.11	(d)	4.07	(d)	4.18	(0.12)	—	(0.12)	15.52	36.68	1,770	1.96	0.84	2.48	44.06
CLASS B
Year Ended July 31, 2009	$16.54	$0.03	(d)	$(2.48	)(d)	$(2.45)	$(0.08)	$(2.96)	$(3.04)	$11.05	(7.60%)	$46	2.53%	0.25%	2.53%	47.98%
Year Ended July 31, 2008	20.99	0.01	(d)	(0.66	)(d)	(0.65)	(0.10)	(3.70)	(3.80)	16.54	(6.13)	137	2.34	0.04	2.34	45.92
Year Ended July 31, 2007	16.13	0.06		6.73		6.79	(0.10)	(1.83)	(1.93)	20.99	44.97	679	2.37	0.35	2.37	37.50
Year Ended July 31, 2006	14.97	—		2.01		2.01	(0.05)	(0.80)	(0.85)	16.13	14.05	639	2.51	(0.04)	2.57	44.10
Year Ended July 31, 2005	11.09	0.01	(d)	3.93	(d)	3.94	(0.06)	—	(0.06)	14.97	35.66	446	2.71	0.09	2.73	44.06
CLASS C
Year Ended July 31, 2009	$16.48	$0.03		$(2.47)		$(2.44)	$(0.08)	$(2.96)	$(3.04)	$11.00	(7.63%)	$386	2.53%	0.28%	2.53%	47.98%
Year Ended July 31, 2008	20.97	0.05		(0.70)		(0.65)	(0.14)	(3.70)	(3.84)	16.48	(6.09)	657	2.34	0.26	2.34	45.92
Year Ended July 31, 2007	16.12	0.07		6.72		6.79	(0.11)	(1.83)	(1.94)	20.97	44.96	580	2.37	0.37	2.37	37.50
Year Ended July 31, 2006	14.96	(0.01)		2.02		2.01	(0.05)	(0.80)	(0.85)	16.12	14.08	413	2.51	(0.10)	2.57	44.10
Year Ended July 31, 2005	11.09	0.04	(d)	3.91	(d)	3.95	(0.08)	—	(0.08)	14.96	35.73	272	2.70	0.27	2.74	44.06
CLASS Y
Year Ended July 31, 2009	$17.90	$0.15		$(2.59)		$(2.44)	$(0.13)	$(2.96)	$(3.09)	$12.37	(6.74%)	$77,356	1.53%	1.29%	1.53%	47.98%
Year Ended July 31, 2008	22.39	0.27		(0.80)		(0.53)	(0.26)	(3.70)	(3.96)	17.90	(5.14)	93,039	1.34	1.21	1.34	45.92
Year Ended July 31, 2007	17.07	0.26		7.15		7.41	(0.26)	(1.83)	(2.09)	22.39	46.36	113,393	1.37	1.38	1.37	37.50
Year Ended July 31, 2006	15.72	0.14		2.15		2.29	(0.14)	(0.80)	(0.94)	17.07	15.26	85,836	1.51	0.98	1.57	44.10
Year Ended July 31, 2005	11.60	0.15	(d)	4.13	(d)	4.28	(0.16)	—	(0.16)	15.72	37.07	44,092	1.71	1.13	1.73	44.06

(a)	Excludes sales charge and/or redemption fees, if applicable.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Amounts calculated using the daily average shares method.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

International Stock Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities					Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains	Distributions from Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (b)	Portfolio Turnover (c)
CLASS A
Year Ended July 31, 2009	$11.46	$0.06		$(3.23)		$(3.17)	$(0.02)	$(1.78)	$(0.01)	$(1.81)	$6.48	(22.32%)	$1,248	1.83%	0.88%	2.08%	50.99%
Year Ended July 31, 2008	13.57	0.12		(1.23)		(1.11)	(0.12)	(0.88)	—	(1.00)	11.46	(9.03)	1,644	1.35	1.10	1.60	52.32
Year Ended July 31, 2007	10.81	0.11		2.77		2.88	(0.12)	—	—	(0.12)	13.57	26.68	1,221	1.35	0.86	1.60	47.50
Year Ended July 31, 2006	8.95	0.07		1.87		1.94	(0.08)	—	—	(0.08)	10.81	21.65	999	1.48	0.68	1.90	46.18
Year Ended July 31, 2005	7.41	0.05	(d)	1.52	(d)	1.57	(0.03)	—	—	(0.03)	8.95	21.17	949	1.73	0.60	2.35	37.98
CLASS B
Year Ended July 31, 2009	$10.81	$(0.02)		$(3.05)		$(3.07)	$—	$(1.78)	$— (e)	$(1.78)	$5.96	(22.88%)	$49	2.56%	0.00%	2.66%	50.99%
Year Ended July 31, 2008	12.87	0.01	(d)	(1.15	)(d)	(1.14)	(0.04)	(0.88)	—	(0.92)	10.81	(9.76)	163	2.10	0.09	2.20	52.32
Year Ended July 31, 2007	10.27	(0.01)		2.65		2.64	(0.04)	—	—	(0.04)	12.87	25.72	671	2.10	0.03	2.20	47.50
Year Ended July 31, 2006	8.54	(0.01)		1.77		1.76	(0.03)	—	—	(0.03)	10.27	20.63	673	2.23	(0.06)	2.39	46.18
Year Ended July 31, 2005	7.10	(0.01	)(d)	1.46	(d)	1.45	(0.01)	—	—	(0.01)	8.54	20.43	649	2.48	(0.16)	2.60	37.98
CLASS C
Year Ended July 31, 2009	$10.79	$0.01		$(3.07)		$(3.06)	$—	$(1.78)	$(0.01)	$(1.79)	$5.94	(22.93%)	$196	2.59%	0.14%	2.69	50.99%
Year Ended July 31, 2008	12.85	0.04		(1.16)		(1.12)	(0.06)	(0.88)	—	(0.94)	10.79	(9.66)	450	2.10	0.31	2.20	52.32
Year Ended July 31, 2007	10.27	—		2.62		2.62	(0.04)	—	—	(0.04)	12.85	25.53	600	2.10	0.06	2.20	47.50
Year Ended July 31, 2006	8.53	(0.01)		1.78		1.77	(0.03)	—	—	(0.03)	10.27	20.78	601	2.23	(0.04)	2.39	46.18
Year Ended July 31, 2005	7.10	0.05	(d)	1.39	(d)	1.44	(0.01)	—	—	(0.01)	8.53	20.30	494	2.42	0.57	2.55	37.98
CLASS Y
Year Ended July 31, 2009	$11.71	$0.07		$(3.28)		$(3.21)	$(0.04)	$(1.78)	$(0.01)	$(1.83)	$6.67	(22.21%)	$79,264	1.55%	1.01%	1.65%	50.99%
Year Ended July 31, 2008	13.84	0.18		(1.28)		(1.10)	(0.15)	(0.88)	—	(1.03)	11.71	(8.80)	182,692	1.10	1.32	1.20	52.32
Year Ended July 31, 2007	11.03	0.13		2.83		2.96	(0.15)	—	—	(0.15)	13.84	26.90	246,057	1.10	1.07	1.20	47.50
Year Ended July 31, 2006	9.13	0.09		1.91		2.00	(0.10)	—	—	(0.10)	11.03	21.90	209,795	1.23	1.15	1.39	46.18
Year Ended July 31, 2005	7.55	0.08	(d)	1.55	(d)	1.63	(0.05)	—	—	(0.05)	9.13	21.61	93,049	1.47	0.97	1.59	37.98

(a)	Excludes sales charge and/or redemption fees, if applicable.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Amounts calculated using the daily average shares method.
(e)	Less than $0.005 per share.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Small Cap Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities					Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (b)	Portfolio Turnover (c)
CLASS A
Year Ended July 31, 2009	$13.48	$(0.06)		$(3.47)		$(3.53)	$—	$(0.04)	$(0.04)	$9.91	(26.16%)	$55,687	1.79%	(0.52%)	2.08%	118.96%
Year Ended July 31, 2008	18.29	(0.13)		(1.77)		(1.90)	—	(2.91)	(2.91)	13.48	(11.86)	120,495	1.63	(0.68)	1.88	130.78
Year Ended July 31, 2007	17.67	(0.06	)(d)	2.09	(d)	2.03	—	(1.41)	(1.41)	18.29	11.39	228,985	1.57	(0.31)	1.82	164.61
Year Ended July 31, 2006	18.10	(0.07	)(d)	0.93	(d)	0.86	—	(1.29)	(1.29)	17.67	4.97	215,270	1.62	(0.40)	2.02	110.61
Year Ended July 31, 2005	16.52	(0.08	)(d)	4.39	(d)	4.31	—	(2.73)	(2.73)	18.10	27.98	103,700	1.63	(0.49)	2.26	67.75
CLASS B
Year Ended July 31, 2009	$12.27	$(0.02)		$(3.20)		$(3.22)	$—	$(0.04)	$(0.04)	$9.01	(26.03%)	$656	1.79%	(0.15%)	2.68%	118.96%
Year Ended July 31, 2008	16.99	(0.19)		(1.62)		(1.81)	—	(2.91)	(2.91)	12.27	(12.48)	1,481	2.18	(1.22)	2.48	130.78
Year Ended July 31, 2007	16.62	(0.19	)(d)	1.97	(d)	1.78	—	(1.41)	(1.41)	16.99	10.57	2,510	2.32	(1.06)	2.42	164.61
Year Ended July 31, 2006	17.22	(0.19	)(d)	0.88	(d)	0.69	—	(1.29)	(1.29)	16.62	4.14	3,093	2.37	(1.11)	2.53	110.61
Year Ended July 31, 2005	15.94	(0.21)		4.22		4.01	—	(2.73)	(2.73)	17.22	27.09	3,555	2.35	(1.29)	2.46	67.75
CLASS C
Year Ended July 31, 2009	$12.24	$(0.15)		$(3.13)		$(3.28)	$—	$(0.04)	$(0.04)	$8.92	(26.77%)	$7,389	2.54%	(1.27%)	2.68%	118.96%
Year Ended July 31, 2008	17.00	(0.22)		(1.63)		(1.85)	—	(2.91)	(2.91)	12.24	(12.54)	17,067	2.38	(1.47)	2.48	130.78
Year Ended July 31, 2007	16.63	(0.19	)(d)	1.97	(d)	1.78	—	(1.41)	(1.41)	17.00	10.56	24,083	2.32	(1.05)	2.42	164.61
Year Ended July 31, 2006	17.23	(0.20	)(d)	0.89	(d)	0.69	—	(1.29)	(1.29)	16.63	4.19	14,908	2.37	(1.15)	2.53	110.61
Year Ended July 31, 2005	15.95	(0.21	)(d)	4.22	(d)	4.01	—	(2.73)	(2.73)	17.23	27.00	5,832	2.40	(1.33)	2.54	67.75
CLASS Y
Year Ended July 31, 2009	$13.80	$(0.04)		$(3.55)		$(3.59)	$—	$(0.04)	$(0.04)	$10.17	(25.99%)	$69,534	1.54%	(0.28%)	1.68%	118.96%
Year Ended July 31, 2008	18.61	(0.08)		(1.82)		(1.90)	—	(2.91)	(2.91)	13.80	(11.64)	173,745	1.38	(0.45)	1.48	130.78
Year Ended July 31, 2007	17.92	(0.01	)(d)	2.11	(d)	2.10	—	(1.41)	(1.41)	18.61	11.64	280,870	1.32	(0.04)	1.42	164.61
Year Ended July 31, 2006	18.29	(0.03	)(d)	0.95	(d)	0.92	—	(1.29)	(1.29)	17.92	5.26	197,701	1.37	(0.14)	1.53	110.61
Year Ended July 31, 2005	16.63	(0.05)		4.44		4.39	—	(2.73)	(2.73)	18.29	28.30	125,299	1.35	(0.29)	1.46	67.75

(a)	Excludes sales charge and/or redemption fees, if applicable.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Amounts calculated using the daily average shares method.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Mid-Cap Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (b)	Portfolio Turnover (c)
CLASS A
Year Ended July 31, 2009	$9.36	$0.03	$(2.44)	$(2.41)	$(0.03)	$—	$(0.03)	$6.92	(25.62%)	$503	1.35%	0.54%	1.75%	120.38%
Year Ended July 31, 2008	12.17	0.02	(1.56)	(1.54)	(0.03)	(1.24)	(1.27)	9.36	(13.60)	549	1.15	0.21	1.55	130.00
Year Ended July 31, 2007	12.21	0.05	1.76	1.81	(0.05)	(1.80)	(1.85)	12.17	15.63	693	1.07	0.44	1.60	117.44
Year Ended July 31, 2006	12.75	0.01	0.22	0.23	(0.02)	(0.75)	(0.77)	12.21	1.78	886	1.05	0.10	1.69	101.34
Year Ended July 31, 2005	10.33	0.03	2.42	2.45	(0.03)	—	(0.03)	12.75	23.69	760	1.05	0.25	1.95	97.23
CLASS C
Year Ended July 31, 2009	$9.11	$(0.03)	$(2.37)	$(2.40)	$(0.01)	$—	$(0.01)	$6.70	(26.27%)	$144	2.10%	(0.21%)	2.35%	120.38%
Year Ended July 31, 2008	11.93	(0.06)	(1.52)	(1.58)	—	(1.24)	(1.24)	9.11	(14.22)	378	1.90	(0.54)	2.15	130.00
Year Ended July 31, 2007	12.07	(0.05)	1.74	1.69	(0.03)	(1.80)	(1.83)	11.93	14.73	482	1.82	(0.29)	2.20	117.44
Year Ended July 31, 2006	12.68	(0.08)	0.22	0.14	—	(0.75)	(0.75)	12.07	1.07	547	1.80	(0.64)	2.18	101.34
Year Ended July 31, 2005	10.32	(0.03)	2.39	2.36	—	—	—	12.68	22.87	509	1.80	(0.50)	2.21	97.23
CLASS Y
Year Ended July 31, 2009	$9.38	$0.05	$(2.45)	$(2.40)	$(0.05)	$—	$(0.05)	$6.93	(25.51%)	$31,487	1.10%	0.83%	1.35%	120.38%
Year Ended July 31, 2008	12.19	0.05	(1.56)	(1.51)	(0.06)	(1.24)	(1.30)	9.38	(13.36)	55,037	0.90	0.46	1.15	130.00
Year Ended July 31, 2007	12.23	0.08	1.76	1.84	(0.08)	(1.80)	(1.88)	12.19	15.87	70,422	0.82	0.65	1.20	117.44
Year Ended July 31, 2006	12.76	0.04	0.22	0.26	(0.04)	(0.75)	(0.79)	12.23	2.06	73,195	0.80	0.35	1.18	101.34
Year Ended July 31, 2005	10.34	0.05	2.42	2.47	(0.05)	—	(0.05)	12.76	23.92	83,141	0.80	0.47	1.19	97.23

(a)	Excludes sales charge and/or redemption fees, if applicable.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Growth Stock Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities					Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (b)	Portfolio Turnover (c)
CLASS A
Year Ended July 31, 2009	$8.81	$0.03		$(1.64)		$(1.61)	$(0.04)	$—	$(0.04)	$7.16	(18.22%)	$7,329	1.31%	0.47%	1.66%	86.70%
Year Ended July 31, 2008	9.53	0.03		(0.71)		(0.68)	(0.04)	—	(0.04)	8.81	(7.20)	7,868	1.16	0.30	1.51	77.71
Year Ended July 31, 2007	8.40	(0.01)		1.14		1.13	— (d)	—	— (d)	9.53	13.49	7,957	1.34	(0.03)	1.51	192.57
Year Ended July 31, 2006	8.67	(0.02	)(e)	(0.25	)(e)	(0.27)	—	—	—	8.40	(3.11)	7,979	1.39	(0.28)	1.73	191.06
Year Ended July 31, 2005	7.87	—		0.81		0.81	(0.01)	—	(0.01)	8.67	10.29	9,997	1.40	(0.06)	1.91	174.37	(f)
CLASS B
Year Ended July 31, 2009	$8.10	$(0.03)		$(1.50)		$(1.53)	$(0.01)	$—	$(0.01)	$6.56	(18.89%)	$481	2.06%	(0.17%)	2.26%	86.70%
Year Ended July 31, 2008	8.81	(0.07)		(0.63)		(0.70)	(0.01)	—	(0.01)	8.10	(7.94)	2,259	1.91	(0.38)	2.11	77.71
Year Ended July 31, 2007	7.82	(0.09)		1.08		0.99	— (d)	—	— (d)	8.81	12.69	5,956	2.09	(0.78)	2.11	192.57
Year Ended July 31, 2006	8.14	(0.08	)(e)	(0.24	)(e)	(0.32)	—	—	—	7.82	(3.93)	8,898	2.14	(1.03)	2.20	191.06
Year Ended July 31, 2005	7.43	(0.07)		0.78		0.71	—	—	—	8.14	9.56	12,127	2.15	(0.82)	2.16	174.37	(f)
CLASS C
Year Ended July 31, 2009	$8.09	$(0.04)		$(1.48)		$(1.52)	$(0.01)	$—	$(0.01)	$6.56	(18.77%)	$439	2.06%	(0.22%)	2.26%	86.70%
Year Ended July 31, 2008	8.80	(0.05)		(0.65)		(0.70)	(0.01)	—	(0.01)	8.09	(7.95)	1,291	1.91	(0.42)	2.11	77.71
Year Ended July 31, 2007	7.82	(0.08)		1.06		0.98	— (d)	—	— (d)	8.80	12.55	1,851	2.09	(0.78)	2.11	192.57
Year Ended July 31, 2006	8.13	(0.08	)(e)	(0.23	)(e)	(0.31)	—	—	—	7.82	(3.81)	1,926	2.14	(1.03)	2.20	191.06
Year Ended July 31, 2005	7.43	(0.05)		0.76		0.71	(0.01)	—	(0.01)	8.13	9.59	1,987	2.15	(1.15)	2.18	174.37	(f)
CLASS Y
Year Ended July 31, 2009	$9.10	$0.05		$(1.70)		$(1.65)	$(0.05)	$—	$(0.05)	$7.40	(18.03%)	$67,431	1.06%	0.76%	1.26%	86.70%
Year Ended July 31, 2008	9.84	0.06		(0.74)		(0.68)	(0.06)	—	(0.06)	9.10	(6.98)	116,888	0.91	0.57	1.11	77.71
Year Ended July 31, 2007	8.66	0.02		1.17		1.19	(0.01)	—	(0.01)	9.84	13.78	153,583	1.09	0.22	1.11	192.57
Year Ended July 31, 2006	8.92	—	(e)	(0.26	)(e)	(0.26)	—	—	—	8.66	(2.91)	144,801	1.14	(0.03)	1.20	191.06
Year Ended July 31, 2005	8.09	0.02		0.83		0.85	(0.02)	—	(0.02)	8.92	10.50	218,750	1.15	0.19	1.16	174.37	(f)

(a)	Excludes sales charge and/or redemption fees, if applicable.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Less than $0.005 per share.
(e)	Amounts calculated using the daily average shares method.
(f)	The portfolio turnover rate increased significantly during the period. This increase was attributable to changes in equity management staff, cashflows into and out of the Fund, as well as tactical portfolio adjustments made in response to conditions in the energy and raw materials markets. The basic characteristics of the Fund in terms of market capitalization, style, and diversification have not changed.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Growth and Income Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (b)	Portfolio Turnover (c)
CLASS A
Year Ended July 31, 2009	$12.24	$0.11	$(2.93)	$(2.82)	$(0.12)	$—	$(0.12)	$9.30	(22.98%)	$4,597	1.28%	1.20%	1.63%	79.57%
Year Ended July 31, 2008	14.58	0.10	(1.55)	(1.45)	(0.10)	(0.79)	(0.89)	12.24	(10.65)	5,401	1.15	0.77	1.50	60.54
Year Ended July 31, 2007	13.32	0.07	1.27	1.34	(0.08)	—	(0.08)	14.58	10.06	6,022	1.31	0.51	1.48	170.64
Year Ended July 31, 2006	13.32	0.04	—	0.04	(0.04)	—	(0.04)	13.32	0.28	5,519	1.38	0.29	1.71	170.39
Year Ended July 31, 2005	11.65	0.06	1.67	1.73	(0.06)	—	(0.06)	13.32	14.83	5,554	1.42	0.42	1.94	181.04	(d)
CLASS B
Year Ended July 31, 2009	$11.41	$0.06	$(2.75)	$(2.69)	$(0.05)	$—	$(0.05)	$8.67	(23.53%)	$236	2.03%	0.54%	2.23%	79.57%
Year Ended July 31, 2008	13.66	0.01	(1.46)	(1.45)	(0.01)	(0.79)	(0.80)	11.41	(11.37)	1,114	1.90	0.08	2.10	60.54
Year Ended July 31, 2007	12.51	(0.04)	1.20	1.16	(0.01)	—	(0.01)	13.66	9.24	3,141	2.06	(0.20)	2.08	170.64
Year Ended July 31, 2006	12.57	(0.07)	0.01	(0.06)	—	—	—	12.51	(0.48)	5,330	2.13	(0.44)	2.19	170.39
Year Ended July 31, 2005	11.06	(0.04)	1.58	1.54	(0.03)	—	(0.03)	12.57	13.93	7,193	2.17	(0.33)	2.19	181.04	(d)
CLASS C
Year Ended July 31, 2009	$11.40	$0.04	$(2.73)	$(2.69)	$(0.06)	$—	$(0.06)	$8.65	(23.57%)	$394	2.03%	0.50%	2.23%	79.57%
Year Ended July 31, 2008	13.65	— (e)	(1.45)	(1.45)	(0.01)	(0.79)	(0.80)	11.40	(11.38)	1,336	1.90	0.03	2.10	60.54
Year Ended July 31, 2007	12.50	(0.03)	1.19	1.16	(0.01)	—	(0.01)	13.65	9.25	1,774	2.06	(0.23)	2.08	170.64
Year Ended July 31, 2006	12.56	(0.06)	—	(0.06)	—	—	—	12.50	(0.48)	1,913	2.13	(0.45)	2.19	170.39
Year Ended July 31, 2005	11.06	(0.02)	1.57	1.55	(0.05)	—	(0.05)	12.56	14.00	1,911	2.17	(0.74)	2.20	181.04	(d)
CLASS Y
Year Ended July 31, 2009	$12.34	$0.14	$(2.96)	$(2.82)	$(0.14)	$—	$(0.14)	$9.38	(22.77%)	$64,022	1.03%	1.49%	1.23%	79.57%
Year Ended July 31, 2008	14.70	0.15	(1.58)	(1.43)	(0.14)	(0.79)	(0.93)	12.34	(10.48)	108,492	0.90	1.03	1.10	60.54
Year Ended July 31, 2007	13.42	0.12	1.28	1.40	(0.12)	—	(0.12)	14.70	10.39	144,123	1.06	0.77	1.08	170.64
Year Ended July 31, 2006	13.42	0.07	—	0.07	(0.07)	—	(0.07)	13.42	0.52	152,521	1.13	0.54	1.19	170.39
Year Ended July 31, 2005	11.73	0.09	1.68	1.77	(0.08)	—	(0.08)	13.42	15.12	136,311	1.17	0.67	1.19	181.04	(d)

(a)	Excludes sales charge and/or redemption fees, if applicable.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The portfolio turnover rate increased significantly during the period. This increase was attributable to changes in equity management staff, cashflows into and out of the Fund, as well as tactical portfolio adjustments made in response to conditions in the energy and raw materials markets. The basic characteristics of the Fund in terms of market capitalization, style, and diversification have not changed.
(e)	Less than $0.005 per share.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Value Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (b)	Portfolio Turnover (c)
CLASS A
Year Ended July 31, 2009	$7.43	$0.11	$(1.69)	$(1.58)	$(0.11)	$—	$(0.11)	$5.74	(21.08%)	$2,150	1.24%	1.85%	1.59%	96.77%
Year Ended July 31, 2008	10.55	0.12	(1.37)	(1.25)	(0.12)	(1.75)	(1.87)	7.43	(14.09)	2,157	1.13	1.28	1.48	92.94
Year Ended July 31, 2007	10.69	0.12	1.15	1.27	(0.12)	(1.29)	(1.41)	10.55	12.10	2,962	1.28	1.05	1.45	183.84
Year Ended July 31, 2006	9.87	0.09	0.83	0.92	(0.10)	—	(0.10)	10.69	9.39	2,991	1.34	0.91	1.67	141.07
Year Ended July 31, 2005	8.37	0.08	1.50	1.58	(0.08)	—	(0.08)	9.87	18.75	2,910	1.36	0.78	1.87	129.24	(d)
CLASS B
Year Ended July 31, 2009	$7.25	$0.06	$(1.65)	$(1.59)	$(0.06)	$—	$(0.06)	$5.60	(21.78%)	$249	1.99%	1.20%	2.19%	96.77%
Year Ended July 31, 2008	10.34	0.05	(1.34)	(1.29)	(0.05)	(1.75)	(1.80)	7.25	(14.66)	528	1.88	0.57	2.08	92.94
Year Ended July 31, 2007	10.51	0.03	1.13	1.16	(0.04)	(1.29)	(1.33)	10.34	11.24	1,102	2.03	0.33	2.05	183.84
Year Ended July 31, 2006	9.70	0.02	0.81	0.83	(0.02)	—	(0.02)	10.51	8.57	1,433	2.09	0.17	2.15	141.07
Year Ended July 31, 2005	8.25	—	1.48	1.48	(0.03)	—	(0.03)	9.70	18.00	1,460	2.11	0.04	2.12	129.24	(d)
CLASS C
Year Ended July 31, 2009	$7.27	$0.06	$(1.65)	$(1.59)	$(0.06)	$—	$(0.06)	$5.62	(21.79%)	$468	1.99%	1.17%	2.19%	96.77%
Year Ended July 31, 2008	10.37	0.05	(1.34)	(1.29)	(0.06)	(1.75)	(1.81)	7.27	(14.69)	1,321	1.88	0.55	2.08	92.94
Year Ended July 31, 2007	10.54	0.03	1.13	1.16	(0.04)	(1.29)	(1.33)	10.37	11.21	1,831	2.03	0.31	2.05	183.84
Year Ended July 31, 2006	9.74	0.02	0.81	0.83	(0.03)	—	(0.03)	10.54	8.57	2,082	2.09	0.16	2.15	141.07
Year Ended July 31, 2005	8.25	—	1.50	1.50	(0.01)	—	(0.01)	9.74	18.00	1,833	2.11	(0.19)	2.14	129.24	(d)
CLASS Y
Year Ended July 31, 2009	$7.45	$0.12	$(1.70)	$(1.58)	$(0.12)	$—	$(0.12)	$5.75	(20.97%)	$61,244	0.99%	2.16%	1.19%	96.77%
Year Ended July 31, 2008	10.57	0.15	(1.37)	(1.22)	(0.15)	(1.75)	(1.90)	7.45	(13.83)	104,435	0.88	1.54	1.08	92.94
Year Ended July 31, 2007	10.71	0.14	1.15	1.29	(0.14)	(1.29)	(1.43)	10.57	12.33	143,807	1.03	1.30	1.05	183.84
Year Ended July 31, 2006	9.89	0.13	0.82	0.95	(0.13)	—	(0.13)	10.71	9.64	145,676	1.09	1.18	1.15	141.07
Year Ended July 31, 2005	8.39	0.10	1.50	1.60	(0.10)	—	(0.10)	9.89	19.12	182,279	1.11	1.05	1.12	129.24	(d)

(a)	Excludes sales charge and/or redemption fees, if applicable.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The portfolio turnover rate increased significantly during the period. This increase was attributable to changes in equity management staff, cashflows into and out of the Fund, as well as tactical portfolio adjustments made in response to conditions in the energy and raw materials markets. The basic characteristics of the Fund in terms of market capitalization, style, and diversification have not changed.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

High Grade Core Fixed Income Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains		Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (b)	Portfolio Turnover (c)
CLASS A
Year Ended July 31, 2009	$10.70	$0.44	(d)	$0.28 (d)	$0.72	$(0.43)	$—		$(0.43)	$10.99	6.93%	$3,356	1.01%	4.10%	1.31%	46.98%
Year Ended July 31, 2008	10.62	0.48		0.07	0.55	(0.47)	—		(0.47)	10.70	5.21	3,259	0.94	4.42	1.24	65.72
Year Ended July 31, 2007	10.61	0.50		—	0.50	(0.49)	—		(0.49)	10.62	4.75	3,115	0.93	4.67	1.23	66.38
Year Ended July 31, 2006	11.02	0.44		(0.41)	0.03	(0.44)	—	(e)	(0.44)	10.61	0.29	3,689	0.96	4.06	1.45	85.53
Year Ended July 31, 2005	11.05	0.40		—	0.40	(0.40)	(0.03)		(0.43)	11.02	3.67	4,577	1.00	3.58	1.67	27.95
CLASS B
Year Ended July 31, 2009	$10.67	$0.36		$0.28	$0.64	$(0.35)	$—		$(0.35)	$10.96	6.14%	$519	1.76%	3.38%	1.91%	46.98%
Year Ended July 31, 2008	10.60	0.40		0.06	0.46	(0.39)	—		(0.39)	10.67	4.34	881	1.69	3.70	1.84	65.72
Year Ended July 31, 2007	10.59	0.42		—	0.42	(0.41)	—		(0.41)	10.60	3.98	1,634	1.68	3.91	1.83	66.38
Year Ended July 31, 2006	11.00	0.36		(0.41)	(0.05)	(0.36)	—	(e)	(0.36)	10.59	(0.45)	2,944	1.71	3.32	1.92	85.53
Year Ended July 31, 2005	11.03	0.32		—	0.32	(0.32)	(0.03)		(0.35)	11.00	2.90	4,019	1.75	2.83	1.92	27.95
CLASS C
Year Ended July 31, 2009	$10.67	$0.36		$0.29	$0.65	$(0.35)	$—		$(0.35)	$10.97	6.24%	$462	1.76%	3.36%	1.91%	46.98%
Year Ended July 31, 2008	10.60	0.40		0.06	0.46	(0.39)	—		(0.39)	10.67	4.34	860	1.69	3.67	1.84	65.72
Year Ended July 31, 2007	10.59	0.42		—	0.42	(0.41)	—		(0.41)	10.60	3.98	964	1.68	3.90	1.83	66.38
Year Ended July 31, 2006	11.00	0.36		(0.41)	(0.05)	(0.36)	—	(e)	(0.36)	10.59	(0.45)	1,322	1.71	3.34	1.92	85.53
Year Ended July 31, 2005	11.02	0.32		0.01	0.33	(0.32)	(0.03)		(0.35)	11.00	3.00	1,188	1.75	2.90	1.93	27.95
CLASS Y
Year Ended July 31, 2009	$10.76	$0.47	(d)	$0.28 (d)	$0.75	$(0.46)	$—		$(0.46)	$11.05	7.15%	$198,268	0.76%	4.32%	0.91%	46.98%
Year Ended July 31, 2008	10.68	0.51		0.07	0.58	(0.50)	—		(0.50)	10.76	5.44	278,815	0.69	4.64	0.84	65.72
Year Ended July 31, 2007	10.67	0.53		—	0.53	(0.52)	—		(0.52)	10.68	4.98	308,116	0.68	4.88	0.83	66.38
Year Ended July 31, 2006	11.09	0.47		(0.42)	0.05	(0.47)	—	(e)	(0.47)	10.67	0.45	287,360	0.71	4.30	0.92	85.53
Year Ended July 31, 2005	11.12	0.43		—	0.43	(0.43)	(0.03)		(0.46)	11.09	3.90	294,240	0.74	3.81	0.91	27.95

(a)	Excludes sales charge and/or redemption fees, if applicable.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Amounts calculated using the daily average shares method.
(e)	Less than $0.005 per share.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Securities Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (b)	Portfolio Turnover (c)
CLASS A
Year Ended July 31, 2009	$9.90	$0.39	$0.04	$0.43	$(0.39)	$(0.01)	$(0.40)	$9.93	4.50%	$5,904	1.01%	3.96%	1.31%	23.69%
Year Ended July 31, 2008	10.05	0.41	(0.14)	0.27	(0.41)	(0.01)	(0.42)	9.90	2.77	5,136	0.95	4.14	1.25	30.61
Year Ended July 31, 2007	10.11	0.41	(0.05)	0.36	(0.41)	(0.01)	(0.42)	10.05	3.57	5,513	0.93	4.02	1.23	19.29
Year Ended July 31, 2006	10.52	0.40	(0.28)	0.12	(0.40)	(0.13)	(0.53)	10.11	1.19	6,209	0.98	3.87	1.48	59.63	(d)
Year Ended July 31, 2005	10.72	0.41	(0.04)	0.37	(0.41)	(0.16)	(0.57)	10.52	3.49	8,973	1.00	3.83	1.67	8.65
CLASS B
Year Ended July 31, 2009	$9.90	$0.31	$0.04	$0.35	$(0.31)	$(0.01)	$(0.32)	$9.93	3.73%	$267	1.76%	3.27%	1.91%	23.69%
Year Ended July 31, 2008	10.05	0.34	(0.14)	0.20	(0.34)	(0.01)	(0.35)	9.90	2.00	731	1.70	3.39	1.85	30.61
Year Ended July 31, 2007	10.11	0.33	(0.05)	0.28	(0.33)	(0.01)	(0.34)	10.05	2.80	1,103	1.68	3.24	1.83	19.29
Year Ended July 31, 2006	10.52	0.32	(0.28)	0.04	(0.32)	(0.13)	(0.45)	10.11	0.44	2,375	1.73	3.11	1.94	59.63	(d)
Year Ended July 31, 2005	10.72	0.33	(0.04)	0.29	(0.33)	(0.16)	(0.49)	10.52	2.71	3,344	1.75	3.08	1.92	8.65
CLASS C
Year Ended July 31, 2009	$9.91	$0.31	$0.05	$0.36	$(0.31)	$(0.01)	$(0.32)	$9.95	3.81%	$11	1.76%	3.17%	1.91%	23.69%
Year Ended July 31, 2008	10.05	0.34	(0.13)	0.21	(0.34)	(0.01)	(0.35)	9.91	2.10	11	1.70	3.38	1.85	30.61
Year Ended July 31, 2007	10.11	0.33	(0.05)	0.28	(0.33)	(0.01)	(0.34)	10.05	2.79	11	1.68	3.27	1.83	19.29
Year Ended July 31, 2006	10.53	0.32	(0.29)	0.03	(0.32)	(0.13)	(0.45)	10.11	0.35	10	1.73	3.11	1.94	59.63	(d)
Year Ended July 31, 2005	10.72	0.33	(0.03)	0.30	(0.33)	(0.16)	(0.49)	10.53	2.83	10	1.74	3.09	1.90	8.65
CLASS Y
Year Ended July 31, 2009	$9.94	$0.41	$0.04	$0.45	$(0.41)	$(0.01)	$(0.42)	$9.97	4.75%	$233,348	0.76%	4.21%	0.91%	23.69%
Year Ended July 31, 2008	10.09	0.44	(0.14)	0.30	(0.44)	(0.01)	(0.45)	9.94	3.02	254,182	0.70	4.36	0.85	30.61
Year Ended July 31, 2007	10.15	0.43	(0.05)	0.38	(0.43)	(0.01)	(0.44)	10.09	3.81	282,671	0.68	4.25	0.83	19.29
Year Ended July 31, 2006	10.57	0.42	(0.29)	0.13	(0.42)	(0.13)	(0.55)	10.15	1.34	287,126	0.73	4.09	0.94	59.63	(d)
Year Ended July 31, 2005	10.76	0.44	(0.03)	0.41	(0.44)	(0.16)	(0.60)	10.57	3.83	315,854	0.75	4.06	0.92	8.65

(a)	Excludes sales charge and/or redemption fees, if applicable.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The portfolio turnover rate increased significantly during the period. This increase was primarily attributable to cash flows into and out of the Fund, as well as tactical portfolio adjustments made in response to rising short and intermediate interest rates. The basic characteristics of the Fund in terms of market capitalization, style, and diversification have not changed.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

High Grade Short Intermediate Fixed Income Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains		Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (b)	Portfolio Turnover (c)
CLASS A
Year Ended July 31, 2009	$9.69	$0.36	$0.33	$0.69	$(0.37)	$—		$(0.37)	$10.01	7.30%	$1,216	0.77%	3.67%	1.30%	100.24%
Year Ended July 31, 2008	9.54	0.40	0.15	0.55	(0.40)	—		(0.40)	9.69	5.83	1,022	0.77	4.12	1.23	143.94
Year Ended July 31, 2007	9.53	0.42	0.01	0.43	(0.42)	—		(0.42)	9.54	4.61	984	0.77	4.43	1.22	88.15
Year Ended July 31, 2006	9.66	0.34	(0.13)	0.21	(0.34)	—		(0.34)	9.53	2.21	1,261	0.78	3.49	1.43	74.37
Year Ended July 31, 2005	9.80	0.26	(0.14)	0.12	(0.26)	—	(d)	(0.26)	9.66	1.27	1,781	0.80	2.69	1.59	35.32
CLASS C
Year Ended July 31, 2009	$9.68	$0.28	$0.34	$0.62	$(0.30)	$—		$(0.30)	$10.00	6.51%	$439	1.52%	2.91%	1.90%	100.24%
Year Ended July 31, 2008	9.54	0.33	0.14	0.47	(0.33)	—		(0.33)	9.68	4.93	463	1.52	3.38	1.83	143.94
Year Ended July 31, 2007	9.52	0.35	0.02	0.37	(0.35)	—		(0.35)	9.54	3.94	511	1.52	3.67	1.82	88.15
Year Ended July 31, 2006	9.65	0.27	(0.13)	0.14	(0.27)	—		(0.27)	9.52	1.45	675	1.53	2.80	1.89	74.37
Year Ended July 31, 2005	9.80	0.19	(0.15)	0.04	(0.19)	—	(d)	(0.19)	9.65	0.40	631	1.55	1.99	1.84	35.32
CLASS Y
Year Ended July 31, 2009	$9.71	$0.39	$0.33	$0.72	$(0.40)	$—		$(0.40)	$10.03	7.55%	$56,316	0.52%	3.92%	0.90%	100.24%
Year Ended July 31, 2008	9.56	0.42	0.15	0.57	(0.42)	—		(0.42)	9.71	6.08	62,209	0.52	4.37	0.83	143.94
Year Ended July 31, 2007	9.55	0.45	0.01	0.46	(0.45)	—		(0.45)	9.56	4.86	62,808	0.52	4.68	0.82	88.15
Year Ended July 31, 2006	9.68	0.36	(0.13)	0.23	(0.36)	—		(0.36)	9.55	2.46	60,257	0.53	3.74	0.89	74.37
Year Ended July 31, 2005	9.82	0.29	(0.14)	0.15	(0.29)	—	(d)	(0.29)	9.68	1.52	85,991	0.55	2.93	0.84	35.32

(a)	Excludes sales charge and/or redemption fees, if applicable.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Less than $0.005 per share.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Short Intermediate Securities Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (b)	Portfolio Turnover (c)
CLASS A
Year Ended July 31, 2009	$10.14	$0.24	$0.12	$0.36	$(0.24)	$—	$(0.24)	$10.26	3.56%	$1,829	1.07%	2.24%	1.32%	40.33%
Year Ended July 31, 2008	10.02	0.31	0.12	0.43	(0.31)	—	(0.31)	10.14	4.31	1,956	1.02	3.04	1.27	39.29
Year Ended July 31, 2007	10.05	0.31	(0.03)	0.28	(0.31)	—	(0.31)	10.02	2.84	2,175	0.99	3.10	1.23	68.09
Year Ended July 31, 2006	10.21	0.28	(0.16)	0.12	(0.28)	—	(0.28)	10.05	1.22	2,792	1.00	2.78	1.44	112.73	(d)
Year Ended July 31, 2005	10.30	0.23	(0.09)	0.14	(0.23)	—	(0.23)	10.21	1.40	3,784	1.00	2.26	1.62	28.31
CLASS C
Year Ended July 31, 2009	$10.14	$0.16	$0.12	$0.28	$(0.16)	$—	$(0.16)	$10.26	2.80%	$11	1.82%	1.54%	1.92%	40.33%
Year Ended July 31, 2008	10.02	0.23	0.12	0.35	(0.23)	—	(0.23)	10.14	3.55	11	1.77	2.30	1.87	39.29
Year Ended July 31, 2007	10.06	0.24	(0.04)	0.20	(0.24)	—	(0.24)	10.02	1.97	10	1.74	2.35	1.83	68.09
Year Ended July 31, 2006	10.21	0.20	(0.15)	0.05	(0.20)	—	(0.20)	10.06	0.55	10	1.75	2.03	1.91	112.73	(d)
Year Ended July 31, 2005	10.31	0.16	(0.10)	0.06	(0.16)	—	(0.16)	10.21	0.54	10	1.75	1.52	1.87	28.31
CLASS Y
Year Ended July 31, 2009	$10.20	$0.26	$0.12	$0.38	$(0.26)	$—	$(0.26)	$10.32	3.80%	$61,113	0.81%	2.47%	0.91%	40.33%
Year Ended July 31, 2008	10.08	0.33	0.12	0.45	(0.33)	—	(0.33)	10.20	4.55	47,552	0.77	3.27	0.87	39.29
Year Ended July 31, 2007	10.11	0.34	(0.03)	0.31	(0.34)	—	(0.34)	10.08	3.08	50,835	0.74	3.33	0.83	68.09
Year Ended July 31, 2006	10.27	0.31	(0.16)	0.15	(0.31)	—	(0.31)	10.11	1.47	62,816	0.75	3.03	0.91	112.73	(d)
Year Ended July 31, 2005	10.36	0.26	(0.09)	0.17	(0.26)	—	(0.26)	10.27	1.65	65,070	0.74	2.51	0.86	28.31

(a)	Excludes sales charge and/or redemption fees, if applicable.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The portfolio turnover rate increased significantly during the period. This increase was primarily attributable to tactical portfolio adjustments made in response to rising short and intermediate interest rates and Hawaii municipal bond availability. The basic characteristics of the Fund in terms of style and diversification have not changed.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

U.S. Government Short Fixed Income Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (b)	Portfolio Turnover (c)
CLASS A
Year Ended July 31, 2009	$10.26	$0.19	$0.14	$0.33	$(0.19)	$—	$(0.19)	$10.40	3.24%	$1,707	0.68%	2.09%	1.18%	77.12%
Year Ended July 31, 2008	10.06	0.39	0.20	0.59	(0.39)	—	(0.39)	10.26	5.89	2,773	0.65	3.75	1.09	62.20
Year Ended July 31, 2007	10.04	0.45	0.02	0.47	(0.45)	—	(0.45)	10.06	4.80	2,265	0.64	4.50	1.07	81.16
Year Ended July 31, 2006	10.04	0.32	—	0.32	(0.32)	—	(0.32)	10.04	3.27	2,355	0.63	3.03	1.36	88.38
Year Ended July 31, 2005	10.10	0.18	(0.06)	0.12	(0.18)	—	(0.18)	10.04	1.19	6,552	0.62	1.76	1.47	64.16
CLASS B
Year Ended July 31, 2009	$10.26	$0.11	$0.15	$0.26	$(0.12)	$—	$(0.12)	$10.40	2.52%	$214	1.43%	1.25%	1.78%	77.12%
Year Ended July 31, 2008	10.06	0.31	0.20	0.51	(0.31)	—	(0.31)	10.26	5.11	454	1.40	3.08	1.69	62.20
Year Ended July 31, 2007	10.04	0.38	0.02	0.40	(0.38)	—	(0.38)	10.06	4.02	825	1.39	3.75	1.67	81.16
Year Ended July 31, 2006	10.04	0.25	—	0.25	(0.25)	—	(0.25)	10.04	2.50	1,238	1.38	2.44	1.77	88.38
Year Ended July 31, 2005	10.10	0.10	(0.06)	0.04	(0.10)	—	(0.10)	10.04	0.43	1,609	1.37	1.01	1.72	64.16
CLASS C
Year Ended July 31, 2009	$10.26	$0.11	$0.15	$0.26	$(0.11)	$—	$(0.11)	$10.41	2.58%	$1,009	1.43%	1.07%	1.78%	77.12%
Year Ended July 31, 2008	10.06	0.31	0.20	0.51	(0.31)	—	(0.31)	10.26	5.11	928	1.40	3.04	1.69	62.20
Year Ended July 31, 2007	10.04	0.38	0.02	0.40	(0.38)	—	(0.38)	10.06	4.02	1,116	1.39	3.75	1.67	81.16
Year Ended July 31, 2006	10.04	0.25	—	0.25	(0.25)	—	(0.25)	10.04	2.50	1,514	1.38	2.45	1.77	88.38
Year Ended July 31, 2005	10.10	0.10	(0.06)	0.04	(0.10)	—	(0.10)	10.04	0.43	1,834	1.37	1.20	1.72	64.16
CLASS Y
Year Ended July 31, 2009	$10.27	$0.22	$0.14	$0.36	$(0.22)	$—	$(0.22)	$10.41	3.50%	$66,956	0.43%	2.10%	0.78%	77.12%
Year Ended July 31, 2008	10.07	0.41	0.20	0.61	(0.41)	—	(0.41)	10.27	6.15	71,175	0.40	4.03	0.69	62.20
Year Ended July 31, 2007	10.04	0.48	0.03	0.51	(0.48)	—	(0.48)	10.07	5.17	85,818	0.39	4.74	0.67	81.16
Year Ended July 31, 2006	10.05	0.35	(0.01)	0.34	(0.35)	—	(0.35)	10.04	3.42	96,102	0.38	3.43	0.77	88.38
Year Ended July 31, 2005	10.11	0.20	(0.06)	0.14	(0.20)	—	(0.20)	10.05	1.44	125,349	0.37	1.98	0.71	64.16

(a)	Excludes sales charge and/or redemption fees, if applicable.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Pacific Capital Funds:

We have audited the accompanying statements of assets and liabilities of Pacific Capital Funds—New Asia Growth Fund, International Stock Fund, Small Cap Fund, Mid-Cap Fund, Growth Stock Fund, Growth and Income Fund, Value Fund, High Grade Core Fixed Income Fund, Tax-Free Securities Fund, High Grade Short Intermediate Fixed Income Fund, Tax-Free Short Intermediate Securities Fund and U.S. Government Short Fixed Income Fund (the Funds), including the schedules of portfolio investments, as of July 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of July 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each year in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

September 25, 2009

PACIFIC CAPITAL FUNDS

Additional Tax Information

July 31, 2009

(Unaudited)

For the year ended July 31, 2009, certain Funds designate the maximum amount allowable, but no less than the following percentages of the ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code:

Qualified Dividend Income (%)
New Asia Growth Fund	26.25
International Stock Fund	100.00
Mid-Cap Fund	100.00
Growth Stock Fund	100.00
Growth and Income Fund	100.00
Value Fund	100.00

For the year ended July 31, 2009, certain Funds designate the maximum amount allowable but no less than the following percentages of their ordinary income dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code:

Dividend Received Deduction (%)
New Asia Growth Fund	1.22
Mid-Cap Fund	100.00
Growth Stock Fund	100.00
Growth and Income Fund	100.00
Value Fund	100.00

For the year ended July 31, 2009, certain Funds have made an election to pass-through the maximum amount of the portion of their ordinary dividends paid derived from foreign source income as well as any foreign taxes paid by such Funds in accordance with Section 853 of the Internal Revenue Code to their shareholders or the following amounts per share of ordinary dividends:

	Foreign Source Income ($)	Foreign Tax Expense ($)
New Asia Growth Fund	0.25	0.02
International Stock Fund	0.19	0.02

For the year ended July 31, 2009, certain Funds designate the maximum amount allowable but not less than the following amounts as exempt-interest dividends:

Amount ($)
Tax-Free Securities Fund	9,800,538
Tax-Free Short Intermediate Securities Fund	1,339,890

For the year ended July 31, 2009, certain Funds designate the maximum amount allowable but not less than the following amounts as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code:

Amount ($)
New Asia Growth Fund	10,124,494
International Stock Fund	20,011,569
Small Cap Fund	801,268
Tax-Free Securities Fund	341,698

PACIFIC CAPITAL FUNDS

Additional Tax Information, continued

July 31, 2009

(Unaudited)

For the year ended July 31, 2009, certain Funds designate the maximum amount allowable but not less than the following amounts as a short-term capital gain dividend in accordance with Section 871(k)(2) and 881(e) of the Internal Revenue Code:

Amount ($)
New Asia Growth Fund	1,648,409
International Stock Fund	616,131

For the year ended July 31, 2009, certain Funds designate the maximum amount allowable but not less than the following amounts as interest-related dividends in accordance with Section 871(k)(1) and 881(e) of the Internal Revenue Code:

Amount ($)
High Grade Core Fixed Income Fund	10,151,683
Tax-Free Securities Fund	10,154,364
High Grade Short Intermediate Fixed Income Fund	2,361,255
Tax-Free Short Intermediate Securities Fund	1,314,019
U.S. Government Short Fixed Income Fund	1,493,374

PACIFIC CAPITAL FUNDS

Trustees and Officers

July 31, 2009

(Unaudited)

Interested Trustees.    The table below sets forth certain information about each of the Trustees of the Trust who is an “interested person” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).

Name, Address and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee
Peter S. Ho* 130 Merchant Street, 22nd Floor Honolulu, Hawaii 96813 Age: 43	Trustee	Indefinite; Since 5/04	President, Bank of Hawaii (04/08-Present), Vice Chairman and Chief Banking Officer—Retail Banking (since 2007), Commercial Banking (Since 2006) and Investment Services Group (since 2004); Executive Vice President, Bank of Hawaii—Commercial Group (2003-2004).	12	Member of the Board of: Rehabilitation Hospital Foundation, Hawaii Chapter of the American Red Cross, Special Olympics of Hawaii, Oceanic Institute, Hawaii Pacific University, Hanahau’oli School, Frederic Duclos Barstow Foundation, Historic Hawaii Foundation, Teach for America-Hawaii, GIFT Foundation, McInerny Foundation, Strong Foundation, Hawaii Community Foundation, East West Center and University of Hawaii Ahahui Koa Anuenue.

*	Mr. Ho is an “interested person” of the Trust, as identified by the 1940 Act, because of his employment with the Bank of Hawaii.

Independent Trustees.    The table below sets forth certain information about the Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee
Stanley W. Hong 4976 Poola Street Honolulu, Hawaii 96821 Age: 72	Trustee	Indefinite; Since 10/92	Chairman of the Board of Trustees, The King William Charles Lunalilo Trust Estate (since 2001); President of Waste Management of Hawaii, Inc. (2001-2005); Corporate Vice President of Waste Management (Houston) (2001-2006).	12	Trustee of Cash Assets Trust and Hawaiian Tax-Free Trust (registered investment companies) (since 1992); Member of the Board of: First Insurance Co. of Hawaii, Ltd., Lanihau Properties, LLC and Heald Education, LLC; Member of the Board of the following non-profit organizations: Chaminade University of Honolulu, Nature Conservancy of Hawaii, St. Louis School, Blue Planet Foundation, Child and Family Service and East West Center Foundation.

Richard L. Humphreys 970 N Kalaheo Avenue, Suite C110 Kailua, Hawaii 96734 Age: 65	Trustee	Indefinite; Since 3/05	President of Hawaii Receivables Management LLC (since 2001); President of Lynk Payment Systems Hawaii LLC (since 2002).	12	Member of the Board of: The Castle Group, Inc. and other charitable and civic organizations.

PACIFIC CAPITAL FUNDS

Trustees and Officers, continued

July 31, 2009

(Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee
Russell K. Okata 1015 Wilder Avenue, #203 Honolulu, Hawaii 96822 Age: 65	Trustee and (Since 3/05) Chairman	Indefinite; Since 10/92	Retired. Formerly Executive Director, Hawaii Government Employees Association AFSCME Local 152, AFL-CIO (1981-2007); International Vice President, American Federation of State, County and Municipal Employees, AFL-CIO (1981-2007).	12	Trustee of Cash Assets Trust and Hawaiian Tax-Free Trust (since 1993) and Aquila Three Peaks High Income Fund (since 2007) (registered investment companies); former Chairman of the Royal State Group (1988-2007); Trustee of: Blood Bank of Hawaii, Bishop Museum, Judicial Council of Hawaii and State of Hawaii Long Term Care Commission.

Douglas Philpotts 55 Dowsett Avenue Honolulu, Hawaii 96817 Age: 77	Trustee	Indefinite; Since 10/92	Retired. Formerly Director, Chairman of the Board and President of Hawaiian Trust Co., Ltd. (until 1994), a predecessor of the Asset Management Group of Bank of Hawaii.	12	Trustee of Cash Assets Trust and Hawaiian Tax-Free Trust (registered investment companies) (since 1992); Trustee of the Strong Foundation (support of programs for Hawaiian youth) (since 1974).

Oswald K. Stender 711 Kapiolani Boulevard, Suite 1250 Honolulu, Hawaii 96813 Age: 77	Trustee	Indefinite; Since 10/92	Trustee, Office of Hawaiian Affairs (since 1999).	12	Trustee of Cash Assets Trust and Hawaiian Tax-Free Trust (registered investment companies) (since 1992); Director of Grace Pacific Corp. (since 1995); Director of Alu Like Enterprises, LLC; Board member of various housing and real estate organizations.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling (800) 258-9232.

PACIFIC CAPITAL FUNDS

Trustees and Officers, continued

July 31, 2009

(Unaudited)

Officers.    The table below sets forth certain information about each of the Trust’s officers.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Robert I. Crowell 130 Merchant Street 12th Floor Honolulu, Hawaii 96813 Age: 61	President	Indefinite; Since 7/06	Executive Vice President, Bank of Hawaii (since 2002).

Frederick J. Schmidt 1 Rexcorp Plaza Uniondale, NY 11556 Age: 49	Chief Compliance Officer	Term expires 2009; Since 5/08	Senior Vice President and Chief Compliance Officer, CCO Services of Citi Fund Services Ohio, Inc. (since 2004), President, FJS Associates (2002-2004).

Christopher E. Sabato 3435 Stelzer Road Columbus, Ohio 43219 Age: 40	Treasurer	Indefinite; Since 9/05	Senior Vice President, Fund Administration of Citi Fund Services (since 1993).

Jennifer A. English 100 Summer Street, Suite 1500 Boston, Massachusetts 02110 Age: 37	Secretary	Indefinite; Since 12/07	Senior Vice President, Regulatory Administration, Citi Fund Services Ohio, Inc. (since 2009),Vice President, Regulatory Administration, Citi Fund Services Ohio, Inc. (since 2005), Assistant Vice President and Assistant Counsel, PFPC, Inc. (2002-2005).

*	Each officer may have served in various other capacities for the same organization during the length of time served.

PACIFIC CAPITAL FUNDS

Additional Information

July 31, 2009

(Unaudited)

Expense Examples

As a shareholder of the Pacific Capital Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Pacific Capital Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2009 through July 31, 2009.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 2/1/09	Ending Account Value 7/31/09	Expenses Paid During Period* 2/1/09 - 7/31/09	Expense Ratio During Period** 2/1/09 - 7/31/09
New Asia Growth Fund	Class A	$1,000.00	$1,440.90	$10.41	1.72%
	Class B	1,000.00	1,435.10	14.91	2.47%
	Class C	1,000.00	1,434.20	14.91	2.47%
	Class Y	1,000.00	1,441.70	8.90	1.47%

International Stock Fund	Class A	1,000.00	1,430.60	11.81	1.96%
	Class B	1,000.00	1,425.80	16.30	2.71%
	Class C	1,000.00	1,424.50	16.29	2.71%
	Class Y	1,000.00	1,429.90	10.30	1.71%

Small Cap Fund	Class A	1,000.00	1,226.50	9.83	1.78%
	Class B	1,000.00	1,225.90	9.82	1.78%
	Class C	1,000.00	1,220.20	13.93	2.53%
	Class Y	1,000.00	1,226.80	8.45	1.53%

Mid-Cap Fund	Class A	1,000.00	1,247.10	7.91	1.42%
	Class C	1,000.00	1,243.00	12.07	2.17%
	Class Y	1,000.00	1,247.80	6.52	1.17%

Growth Stock Fund	Class A	1,000.00	1,174.90	7.39	1.37%
	Class B	1,000.00	1,169.30	11.40	2.12%
	Class C	1,000.00	1,169.50	11.40	2.12%
	Class Y	1,000.00	1,175.10	6.04	1.12%

PACIFIC CAPITAL FUNDS

Additional Information, continued

July 31, 2009

(Unaudited)

		Beginning Account Value 2/1/09	Ending Account Value 7/31/09	Expenses Paid During Period* 2/1/09 - 7/31/09	Expense Ratio During Period** 2/1/09 - 7/31/09
Growth and Income Fund	Class A	$1,000.00	$1,165.10	$7.09	1.32%
	Class B	1,000.00	1,161.30	11.09	2.07%
	Class C	1,000.00	1,160.60	11.09	2.07%
	Class Y	1,000.00	1,166.20	5.75	1.07%

Value Fund	Class A	1,000.00	1,193.60	6.96	1.28%
	Class B	1,000.00	1,189.70	11.02	2.03%
	Class C	1,000.00	1,187.70	11.01	2.03%
	Class Y	1,000.00	1,194.40	5.60	1.03%

High Grade Core Fixed Income Fund	Class A	1,000.00	1,036.30	5.20	1.03%
	Class B	1,000.00	1,032.50	8.97	1.78%
	Class C	1,000.00	1,033.50	8.97	1.78%
	Class Y	1,000.00	1,037.30	3.94	0.78%

Tax-Free Securities Fund	Class A	1,000.00	1,027.20	5.18	1.03%
	Class B	1,000.00	1,023.40	8.93	1.78%
	Class C	1,000.00	1,023.30	8.93	1.78%
	Class Y	1,000.00	1,028.30	3.92	0.78%

High Grade Short Intermediate Fixed Income Fund	Class A	1,000.00	1,033.90	3.88	0.77%
	Class C	1,000.00	1,029.00	7.65	1.52%
	Class Y	1,000.00	1,035.10	2.62	0.52%

Tax-Free Short Intermediate Securities Fund	Class A	1,000.00	1,009.50	5.33	1.07%
	Class C	1,000.00	1,005.80	9.05	1.82%
	Class Y	1,000.00	1,010.70	4.09	0.82%

U.S. Government Short Fixed Income Fund	Class A	1,000.00	1,007.10	3.53	0.71%
	Class B	1,000.00	1,003.80	7.25	1.46%
	Class C	1,000.00	1,004.40	7.26	1.46%
	Class Y	1,000.00	1,008.40	2.29	0.46%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Annualized.

PACIFIC CAPITAL FUNDS

Additional Information, continued

July 31, 2009

(Unaudited)

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each Pacific Capital Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 2/1/09	Ending Account Value 7/31/09	Expenses Paid During Period* 2/1/09 - 7/31/09	Expense Ratio During Period** 2/1/09 - 7/31/09
New Asia Growth Fund	Class A	$1,000.00	$1,016.27	$8.60	1.72%
	Class B	1,000.00	1,012.55	12.33	2.47
	Class C	1,000.00	1,012.55	12.33	2.47
	Class Y	1,000.00	1,017.50	7.35	1.47

International Stock Fund	Class A	1,000.00	1,015.08	9.79	1.96
	Class B	1,000.00	1,011.36	13.51	2.71
	Class C	1,000.00	1,011.36	13.51	2.71
	Class Y	1,000.00	1,016.31	8.55	1.71

Small Cap Fund	Class A	1,000.00	1,015.97	8.90	1.78
	Class B	1,000.00	1,015.97	8.90	1.78
	Class C	1,000.00	1,012.25	12.62	2.53
	Class Y	1,000.00	1,017.21	7.65	1.53

Mid-Cap Fund	Class A	1,000.00	1,017.75	7.10	1.42
	Class C	1,000.00	1,014.03	10.84	2.17
	Class Y	1,000.00	1,018.99	5.86	1.17

Growth Stock Fund	Class A	1,000.00	1,018.00	6.85	1.37
	Class B	1,000.00	1,014.28	10.59	2.12
	Class C	1,000.00	1,014.28	10.59	2.12
	Class Y	1,000.00	1,019.24	5.61	1.12

Growth and Income Fund	Class A	1,000.00	1,018.25	6.61	1.32
	Class B	1,000.00	1,014.53	10.34	2.07
	Class C	1,000.00	1,014.53	10.34	2.07
	Class Y	1,000.00	1,019.49	5.36	1.07

Value Fund	Class A	1,000.00	1,018.45	6.41	1.28
	Class B	1,000.00	1,014.73	10.14	2.03
	Class C	1,000.00	1,014.73	10.14	2.03
	Class Y	1,000.00	1,019.69	5.16	1.03

High Grade Core Fixed Income Fund	Class A	1,000.00	1,019.69	5.16	1.03
	Class B	1,000.00	1,015.97	8.90	1.78
	Class C	1,000.00	1,015.97	8.90	1.78
	Class Y	1,000.00	1,020.93	3.91	0.78

PACIFIC CAPITAL FUNDS

Additional Information, continued

July 31, 2009

(Unaudited)

		Beginning Account Value 2/1/09	Ending Account Value 7/31/09	Expenses Paid During Period* 2/1/09 - 7/31/09	Expense Ratio During Period** 2/1/09 - 7/31/09

Tax-Free Securities Fund	Class A	$1,000.00	$1,019.69	$5.16	1.03%
	Class B	1,000.00	1,015.97	8.90	1.78
	Class C	1,000.00	1,015.97	8.90	1.78
	Class Y	1,000.00	1,020.93	3.91	0.78

High Grade Short Intermediate Fixed Income Fund	Class A	1,000.00	1,020.98	3.86	0.77
	Class C	1,000.00	1,017.26	7.60	1.52
	Class Y	1,000.00	1,022.22	2.61	0.52

Tax-Free Short Intermediate Securities Fund	Class A	1,000.00	1,019.49	5.36	1.07
	Class C	1,000.00	1,015.77	9.10	1.82
	Class Y	1,000.00	1,020.73	4.11	0.82

U.S. Government Short Fixed Income Fund	Class A	1,000.00	1,021.27	3.56	0.71
	Class B	1,000.00	1,017.55	7.30	1.46
	Class C	1,000.00	1,017.55	7.30	1.46
	Class Y	1,000.00	1,022.51	2.31	0.46

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Annualized.

Proxy Voting

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-258-9232. The information also is included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.pacificcapitalfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov. Information relating to how each fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.pacificcapitalfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Portfolio Holdings Information

The Funds file a complete list of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the Securities and Exchange Commission’s website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

INVESTMENT ADVISER
Asset Management Group of Bank of Hawaii
130 Merchant Street, Suite 370
Honolulu, HI 96813

SUB-ADVISERS
First State Investments International Limited
23 St. Andrew Square
Edinburgh
EH2 1BB

Hansberger Global Investors, Inc.
515 East Las Olas Blvd.
Fort Lauderdale, FL 33301

Nicholas-Applegate Capital Management
600 West Broadway
San Diego, CA 92102

Mellon Capital Management Corporation
500 Grant Street, Suite 4200
Pittsburgh, PA 15258

Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Chicago Equity Partners, LLC
180 North LaSalle Street, Suite 3800
Chicago, IL 60601

DISTRIBUTOR
Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, OH 43230

LEGAL COUNSEL
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
191 West Nationwide Boulevard, Suite 500
Columbus, OH 43215

ADMINISTRATOR
Bank of Hawaii
130 Merchant Street
Honolulu, HI 96813

SUB-ADMINISTRATOR AND TRANSFER AGENT
Citi Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

To view Proxy Voting Records please visit the Pacific Capital Funds web site at www.pacificcapitalfunds.com.

PACIFIC CAPITAL FUNDS

For more information, call
800.258.9232
or visit our website at:
www.pacificcapitalfunds.com

This material is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. An investor should consider the funds' investment objectives, risk, and charges and expenses carefully before investing or sending money. This and other important information about an investment company can be found in the fund prospectus. To obtain more information, please call 1-800-258-9232. Please read the prospectus carefully before investing.

Foreside Distribution Services, L.P., Distributor.

Pacific Capital Funds

MUTUAL FUNDS: ARE NOT FDIC INSURED ◆ HAVE NO BANK GUARANTEE ◆ MAY LOSE VALUE

PCR-0008 9/09

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The Registrant’s Board of Trustees has determined that no member of the Board’s audit committee qualifies as an audit committee financial expert (“ACFE”).

3(a)(2) The audit committee has determined that no member is “independent” for purposes of this Item 3 of Form N-CSR.

3(a)(3) After evaluating the matter, the Board concluded that it was not necessary to add a Trustee to the Board who qualified as an ACFE, as the business experience of the current independent members of the Board was adequate to exercise their oversight responsibilities.

Item 4.	Principal Accountant Fees and Services.

	2009	2008
Audit Fees	$146,500	$141,000
Audit-Related Fees	$16,000	$14,750
Tax Fees	$61,500	$59,220
All Other Fees	$0	$0

Nature of services regarding Audit-Related Fees:

2009:	Consent on N-1A charges: $5,000 plus $11,000 for 17f-2 count
2008:	Consent on N-1A charges: $4,750 plus $10,000 for 17f-2 count

Nature of services regarding Tax Fees:

2009:	Preparation of federal income tax and U.S. excise tax returns; preparation of Hawaiian corporate tax returns; excise tax distribution review.
2008:	Preparation of federal income tax and U.S. excise tax returns; preparation of Hawaiian corporate tax returns; excise tax distribution review.

(e)(1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants. The audit committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Funds by the auditor, including the fees therefore and has not adopted pre-approval policies and procedures as described in Rule 2-01 (c)(7)(i)(B) of Reg. S-X.

(e)(2) None of the services summarized in (a)-(d), above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended July 31, 2009 and July 31, 2008, Non-Audit Fees billed to the Funds for services provided to the Funds and any of the Funds’ investment advisers and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds for each of the last two fiscal years of the Funds, totaled approximately $0 for 2009 and $773,970 for 2008.

(h) Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a) Not applicable.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pacific Capital Funds
By (Signature and Title)*	/s/ Robert I Crowell
Robert I. Crowell, President
Date 9/23/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert I Crowell
Robert I. Crowell, President
Date 9/23/09

By (Signature and Title)*	/s/ Christopher E Sabato
Christopher E. Sabato, Treasurer
Date 9/23/09

*	Print the name and title of each signing officer under his or her signature.